Federated American Leaders Fund II

(A Portfolio of Federated Insurance Series)

PROSPECTUS

This prospectus offers shares of Federated American Leaders Fund II (the "Fund"), which is a diversified investment portfolio in Federated Insurance Series (the "Trust"), an open-end, diversified management investment company. The primary investment objective of the Fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. Shares of the Fund may be sold only to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by insurance companies.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Fund through the variable annuity contracts and variable life insurance policies offered by insurance companies which provide for investment in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated April 23, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE AVAILABLE EXCLUSIVELY AS FUNDING VEHICLES FOR LIFE INSURANCE COMPANIES WRITING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE PROSPECTUS FOR SUCH CONTRACTS.

Prospectus dated April 23, 1998

TABLE OF CONTENTS

 Financial Highlights       1
 General Information        2
 Investment Information     2
 Investment Objectives      2
 Investment Policies        2
 Investment Limitations     5
 Net Asset Value            5
 Investing in the Fund      5
 Purchases and Redemptions  5
 What Shares Cost           5
 Dividends                  5
 Fund Information           5
 Management of the Fund     5
 Distribution of Shares     6
 Administration of the Fund 7
 Brokerage Transactions     7
 Shareholder Information    7
 Voting Rights              7
 Tax Information            7
 Federal Taxes              7
 State and Local Taxes      8
 Performance Information    8

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on the Fund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                      YEAR ENDED DECEMBER 31,
                                                                 1997      1996     1995   1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                             $15.26   $12.80   $ 9.74  $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.19     0.19     0.20    0.19
   Net realized and unrealized gain (loss) on investments           4.64     2.54     3.06  (0.26)
   Total from investment operations                                 4.83     2.73     3.26  (0.07)
 LESS DISTRIBUTIONS
   Distributions from net investment income                       (0.10)   (0.18)   (0.19)  (0.19)
   Distributions in excess of net investment income(b)                --       --   (0.01)      --
   Distributions from net realized gain on investments            (0.36)   (0.09)       --      --
   Total distributions                                            (0.46)   (0.27)   (0.20)  (0.19)
 NET ASSET VALUE, END OF PERIOD                                   $19.63   $15.26   $12.80  $ 9.74
 TOTAL RETURN(C)                                                  32.34%   21.58%   33.71% (0.70%)
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                        0.85%    0.85%    0.85%  0.54%*
   Net investment income                                           1.18%    1.54%    2.03%  2.58%*
   Expense waiver(d)                                               0.09%    0.22%    1.36% 25.42%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                      $305,796 $142,216  $48,514  $2,400
   Average commission rate paid(e)                               $0.0499  $0.0012       --      --
   Portfolio turnover                                                56%      90%      43%     32%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 1, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (start of business) to January 31, 1994, the Fund had no investment activity.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT, DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

GENERAL INFORMATION

The Fund is a portfolio of Federated Insurance Series, which was established as Insurance Management Series, a Massachusetts business trust under a Declaration of Trust dated September 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have not established separate classes of shares.

Shares of the Fund are sold only to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Shares of the Fund are sold at net asset value as described in the section entitled "What Shares Cost." Shares of the Fund are redeemed at net asset value.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

The primary investment objective of the Fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The investment objectives cannot be changed without the approval of the Fund's shareholders. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies. "Blue-chip" companies generally are top-quality, established growth companies which, in the opinion of the investment adviser, meet one or more of the following criteria:

   * industry leader with proven management capabilities; * historical and future earnings growth rate of approximately 10%
     compounded annually;
   * strong balance sheet with pension liabilities funded; * products with brand recognition and consumer acceptance; * growing consumer-based demand with limited government sales; * ability to meet social, political, and environmental problems; * vigorous research effort with continuing new product flow; * low external capital requirements; and * not an import competitive company but possessing international capabilities.

Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of blue-chip companies. Given these long-term investment horizons, the Fund will attempt to hold its portfolio securities throughout market cycles.

COMMON STOCKS

The Fund invests primarily in common stocks of blue-chip companies selected by the Fund's investment adviser based on the criteria set forth above and traditional research techniques and technical factors, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Other factors, such as product position or market share, will also be considered by the Fund's investment adviser.

AMERICAN DEPOSITARY RECEIPTS

The Fund may invest in American Depositary Receipts ("ADRs") of foreign-domiciled blue-chip companies. ADRs are trust receipts issued by U.S. banks or trust companies representing ownership interests in the equity securities of these companies. ADRs are U.S. dollar-denominated and traded on U.S. securities exchanges or over-the-counter. The value of ADRs could be affected by changes in foreign currency exchange rates.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Con-vertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS(Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS(Preferred Equity Redemption Cumulative Stock, an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES(Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding convertible securities rated below investment grade by a nationally recognized statistical rating organization (NRSRO) or in the Fund holding such securities where they have acquired a rating below investment grade after the Fund has purchased it.

The Fund's investments in convertible securities will not be subject to the quality rating limit on other securities in which the Fund invests.

REAL ESTATE INVESTMENT TRUSTS

The Fund may purchase interests in real estate investment trusts. Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location.

BANK INSTRUMENTS

Primarily to manage short-term cash, the Fund may also invest in certificates of deposit, demand and time deposits, bankers' acceptances, deposit notes, and other instruments of domestic and foreign banks and other deposit institutions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

REPURCHASE AGREEMENTS

The Fund will engage in repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/ dealers, which are found by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase together with other illiquid securities including non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, and over-the-counter options to 15% of its net assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, or both, up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. This is a fundamental policy which may not be changed without the approval of shareholders. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees, and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the portfolio securities loaned at all times.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

TEMPORARY INVESTMENTS

For defensive purposes only, the Fund may also invest temporarily in cash and cash items during times of unusual market conditions and to maintain liquidity. Cash items may include short-term obligations such as:

   * commercial paper rated A-1 or A-2 by Standard & Poor's, Prime-1 or Prime-2 by Moody's Investors Service, Inc., or F-1 or F-2 by Fitch IBCA, Inc. A description of the rating categories is contained in the Appendix to the Statement of Additional Information;
   * securities issued and/or guaranteed as to the payment of principal and interest by the U.S. government or its agencies and instrumentalities;
     and
   * repurchase agreements.

VARIABLE ASSET REGULATIONS

The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments, and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

The Fund will be operated at all times so as to comply with the foregoing diversification requirements.

STATE INSURANCE REGULATIONS

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by certain insurance companies. The contracts will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applicable, the Fund may be limited in its ability to engage in such investments and to manage its portfolio with desired flexibility. The Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Fund.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval.

NET ASSET VALUE

The net asset value per share of the Fund fluctuates. It is determined by dividing the sum of the market value of all securities and other assets of the Fund, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUND

PURCHASES AND REDEMPTIONS

Shares of the Fund are not sold directly to the general public. The Fund's shares are used solely as the investment vehicle for separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies. The use of Fund shares as investments for both variable annuity contracts and variable life insurance policies is referred to as "mixed funding." The use of Fund shares as investments by separate accounts of unaffiliated life insurance companies is referred to as "shared funding."

The Fund intends to engage in mixed funding and shared funding in the future. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment, or other considerations, resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

Shares of the Fund are purchased or redeemed on behalf of participating insurance companies at the next computed net asset value after an order is received on days on which the New York Stock Exchange is open.

WHAT SHARES COST

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days on which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King, Jr, Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase orders from separate accounts investing in the Fund which are received by the insurance companies by 4:00 p.m. (Eastern time) will be computed at the net asset value of the Fund determined on that day, as long as such purchase orders are received by the Fund in proper form and in accordance with applicable procedures by 8:00 a.m. (Eastern time) on the next business day and as long as federal funds in the amount of such orders are received by the Fund on the next business day. It is the responsibility of each insurance company which invests in the Fund to properly transmit purchase orders and federal funds in accordance with the procedures described above.

DIVIDENDS

Dividends on shares of the Fund are declared and paid annually.

Shares of the Fund will begin earning dividends if owned on the applicable record date. Dividends of the Fund are automatically reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of these codes are subject to review by the Trustees, and could result in severe penalties.

ADVISORY FEES

The Fund's adviser receives an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The adviser can terminate this voluntary waiver and reimbursement of expenses at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

Scott B. Schermerhorn has been a portfolio manager of the Fund since July 1996. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of the Fund's investment adviser. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J.
W. Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

Michael P. Donnelly has been a portfolio manager of the Fund since April 1997. Mr. Donnelly joined Federated in 1989 as an Investment Analyst and has been a Vice President of the Fund's investment adviser since 1994. He served as an Assistant Vice President of the Fund's investment adviser from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select institutions to perform shareholder services. Institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

Federated Securities Corp., from its own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance may be predicated upon the amount of shares the financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS
 0.150%      on the first $250 million
 0.125%       on the next $250 million
 0.100%       on the next $250 million
 0.075% on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the adviser may give consideration to those firms which have sold or are selling shares of the other funds distributed by Federated Securities Corp. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

SHAREHOLDER INFORMATION

VOTING RIGHTS

The insurance company separate accounts, as shareholders of the Fund, will vote the Fund shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account. As of April 8, 1998, Aetna Insurance Co. of America, Hartford, CT, and Aetna Life Insurance & Annuity Co. Central Valuation Unit, Hartford, CT, owned approximately 36.56% and 35.97%, respectively of the voting securities of the Fund, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. Aetna Insurance Company of America and Aetna Life Insurance & Annuity Co. are owned by Aetna Inc.

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that only shares of the Fund are entitled to vote on matters affecting only the Fund. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees in certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.

TAX INFORMATION

FEDERAL TAXES

The Fund will pay no federal income tax because the Fund expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

The Fund intends to comply with the variable asset diversification regulations which are described earlier in this prospectus. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

STATE AND LOCAL TAXES

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time the Fund advertises total return and yield.

Total return represents the change, over a specific period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Performance information will not reflect the charges and expenses of a variable annuity or variable life insurance contract. Because shares of the Fund can only be purchased by a separate account of an insurance company offering such a contract, you should review the performance figures of the contract in which you are invested, which performance figures will accompany any advertisement of the Fund's performance.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

[Graphic]

Federated Investors
Federated American Leaders Fund II
(A Portfolio of Federated Insurance Series)

PROSPECTUS

APRIL 23, 1998

A DIVERSIFIED PORTFOLIO OF FEDERATED INSURANCE SERIES, AN
OPEN-END MANAGEMENT INVESTMENT COMPANY

FEDERATED
INSURANCE
SERIES
FEDERATED AMERICAN LEADERS FUND II

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Advisers
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, PA 15222-5401

Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com

Cusip 313916405
3113010A (4/98)

[Graphic]




FEDERATED AMERICAN LEADERS FUND II

(A PORTFOLIO OF FEDERATED INSURANCE SERIES)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of Federated American Leaders Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust") dated April 23, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED INSURANCE SERIES
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated April 23, 1998

[Graphic]
Federated Investors

Federated Securities Corp., Distributor

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 313916405
3113010B (4/98)

[Graphic]

TABLE OF CONTENTS


 GENERAL INFORMATION                                                      1
 INVESTMENT OBJECTIVES AND POLICIES                                       1
 Types of Investments                                                     1
 When-Issued and Delayed Delivery Transactions                            2
 Lending of Portfolio Securities                                          2
 Investing in Securities of Other Investment Companies                    2
 Repurchase Agreements                                                    2
 Reverse Repurchase Agreements                                            3
 Restricted and Illiquid Securities                                       3
 Portfolio Turnover                                                       3
 INVESTMENT LIMITATIONS                                                   3
 Selling Short and Buying on Margin                                       3
 Issuing Senior Securities and Borrowing Monsy                            3
 Pledging Assets                                                          3
 Concentration of Investments                                             3
 Investing in Commodities                                                 4
 Investing in Real Estate                                                 4
 Lending Cash or Securities                                               4
 Underwriting                                                             4
 Diversification of Investments                                           4
 Investing in Restricted and Illiquid Securities                          4
 FEDERATED INSURANCE SERIES MANAGEMENT                                    5
 Fund Ownership                                                           8
 Trustee Compensation                                                     9
 Trustee Liability                                                        9
 INVESTMENT ADVISORY SERVICES                                             9
 Adviser to the Fund                                                      9
 Advisory Fees                                                           10
 BROKERAGE TRANSACTIONS                                                  10
 OTHER SERVICES                                                          10
 Fund Administration                                                     10
 Custodian and Portfolio Accountant                                      10
 Transfer Agent                                                          10
 Independent Auditors                                                    10
 PURCHASING SHARES                                                       11
 SHAREHOLDER SERVICES                                                    11
 DETERMINING NET ASSET VALUE                                             11
 Determining Market Value of Securities                                  11
 MASSACHUSETTS PARTNERSHIP LAW                                           11
 TAX STATUS                                                              12
 The Fund's Tax Status                                                   12
 Shareholders' Tax Status                                                12
 TOTAL RETURN                                                            12
 YIELD                                                                   12
 PERFORMANCE COMPARISONS                                                 12
 Economic and Market Information                                         13
 ABOUT FEDERATED INVESTORS                                               13
 Mutual Fund Market                                                      14
 Institutional Clients                                                   14
 Bank Marketing                                                          14
 Broker/Dealers and Broker/Dealer Subsidiaries                           14
 FINANCIAL STATEMENTS                                                    14
 APPENDIX                                                                15

GENERAL INFORMATION

The Fund is a portfolio of the Trust, which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. At a meeting of the Board of Trustees (the "Trustees") held on November 14, 1995, the Trustees approved an amendment to the Declaration of Trust to change the name of the Trust from Insurance Management Series to Federated Insurance Series. At a meeting of the Trustees held on February 26, 1996, the Trustees approved an amendment to the Declaration of Trust to change the name of the Fund from Equity Growth and Income Fund to Federated American Leaders Fund II. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Trustees have not established separate classes of shares.

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The investment objectives cannot be changed without approval of shareholders.

TYPES OF INVESTMENTS

The Fund invests, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies, as defined in the prospectus. The Fund may also invest in other securities of these companies, U.S. government securities, repurchase agreements, and bank instruments. The following supplements the discussion of acceptable investments in the prospectus.

CONVERTIBLE SECURITIES

DECS, or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS, or similar instruments marketed under different names, offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

WARRANTS

Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

U.S. GOVERNMENT OBLIGATIONS

The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued and/or guaranteed by the U.S. government agencies or instrumentalities. These securities are backed by:

   * the full faith and credit of the U.S. Treasury;
   * the issuer's right to borrow from the U.S. Treasury;
   * the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
   * the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

   * Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives;
   * Federal Home Loan Banks; * Federal Home Loan Mortgage Corporation; * Federal National Mortgage Association; and * Student Loan Marketing Association.

BANK INSTRUMENTS

The Fund only invests in bank instruments (as defined in the prospectus) either issued by an institution having capital, surplus, and undivided profits over $100 million or insured by the Bank Insurance Fund (BIF) or the Savings Association Insurance Fund (SAIF), both of which are administered by the Federal Deposit Insurance Corporation. Bank instruments may include Eurodollar Certificates of Deposit, Yankee Certificates of Deposit, and Eurodollar Time Deposits. Institutions issuing Eurodollar instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on a Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities, up to one-third of the value of its total assets, to broker/dealers, banks, or other institutional borrowers of securities. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

REPURCHASE AGREEMENTS

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

   * the frequency of trades and quotes for the security;
   * the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   * dealer undertakings to make a market in the security; and * the nature of the security and the nature of the marketplace trades.

PORTFOLIO TURNOVER

Securities in the Fund's portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objectives, without regard to the length of time a particular security may have been held. Any such trading will increase the Fund's portfolio turnover rate and transaction costs. The adviser to the Fund does not anticipate that portfolio turnover will result in adverse tax consequences.

For the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates for the Fund were 56% and 90%, respectively.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, and then only in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in any one industry. However, the Fund may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except portfolio securities up to one-third of its total assets. This shall not prevent the Fund from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the Fund's investment objectives and policies or the Trust's Declaration of Trust.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

DIVERSIFICATION OF INVESTMENTS

With respect to 75% of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, the Fund will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the Fund considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes to these limitations become effective.

INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, and certain restricted securities not determined to be liquid under criteria established by the Trustees.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction.

The Fund has no present intention to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FEDERATED INSURANCE SERIES MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Insurance Series, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate: September 3, 1939

Trustee

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board, and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public relations/Marketing/Conference Planning; Director or Trustee of the Funds.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the Fund's outstanding shares.

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Aetna Insurance Company of America, Hartford, CT, owned approximately 6,411,589 shares (36.56%); Aetna Life Insurance & Annuity Co., Hartford, CT, owned approximately 6,308,109 shares (35.97%); Life of Virginia, Richmond, VA, owned approximately 2,440,741 shares (13.92%); and Great-West Life & Annuity Insurance Co., Englewood, CO, owned approximately 1,200,740 shares (6.85%).


TRUSTEE COMPENSATION

                               AGGREGATE

            NAME,            COMPENSATION

        POSITION WITH             FROM         TOTAL COMPENSATION PAID

            TRUST               TRUST*#           FROM FUND COMPLEX+

  John F. Donahue            $0             $0 for the Trust and
  Chairman and Trustee                      56 other investment companies
                                            in the Fund Complex

  Thomas G. Bigley           $265.66        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John T. Conroy, Jr.        $292.28        $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Nicholas P. Constantakis++ $0             $0 for the Trust and
  Trustee                                   34 other investment companies
                                            in the Fund Complex

  William J. Copeland        $292.28        $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  J. Christopher Donahue     $0             $0 for the Trust and
  President and Trustee                     18 other investment companies
                                            in the Fund Complex

  James E. Dowd              $292.28        $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Lawrence D. Ellis, M.D.    $265.66        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Edward L. Flaherty, Jr.    $292.28        $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Peter E. Madden            $265.66        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John E. Murray, Jr.        $265.66        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Wesley W. Posvar           $265.66        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Marjorie P. Smuts          $265.66        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

* Information is furnished for the fiscal year ended December 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of eight portfolios.

+ The information is provided for the last calendar year.

++ Mr. Constantakis became a member of the Board of Trustees on February 23, 1998. He did not receive any fees as of the fiscal year end of the Trust.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's investment adviser is Federated Advisers. It is a subsidiary of Federated Investors. All voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Advisers receives an annual investment advisory fee as described in the prospectus.

For the fiscal year ended December 31, 1997, 1996, and 1995, the adviser earned advisory fees of $1,671,330, $693,045, and $142,579, respectively, of which $198,839, $203,603, and $142,579, respectively, were voluntarily waived.

BROKERAGE TRANSACTIONS

The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended December 31, 1997, 1996, and 1995, the Fund paid $226,100, $234,623, and $49,713, respectively, in brokerage commissions on brokerage transactions.

Although investment decisions for the Fund are made independently from those of any other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended December 31, 1997, 1996, and 1995, the Administrators earned $169,740, $125,000, and $125,000, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through it registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, PA.

PURCHASING SHARES

Shares of the Fund are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Purchases and Redemptions" and "What Shares Cost."

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

The Shareholder Services Agreement was not in effect in the Fund's fiscal year ended December 31, 1997.

DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.

DETERMINING MARKET VALUE OF SECURITIES

The values of the Fund's portfolio securities are determined as follows:

   * for equity securities and bonds and other fixed income securities, according to the last sale price on a national securities exchange, if available;
   * in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
   * for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available; otherwise, as determined by an independent pricing service;
   * for unlisted equity securities, the latest mean prices; * for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service; or
   * for all other securities, at fair value as determined in good faith by the Trustees.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

   * invest in securities within certain statutory limits; and

   * distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

The Fund intends to comply with the variable asset diversification regulations which are described in the prospectus and this Statement. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

TOTAL RETURN

The Fund's average annual total returns for the one-year period ended December 31, 1997, and for the period from February 1, 1994 (date of initial public investment) to December 31, 1997, were 32.34% and 21.54%, respectively.

The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the quarterly reinvestment of all dividends and distributions. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

YIELD

The Fund's 30-day yield for the thirty day period ended December 31, 1997, was 1.29%.

The yield for the Fund is determined by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders. Also, the yield does not reflect the charges and expenses of an insurance contract. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates and market value of portfolio securities; * changes in Fund expenses; and * the relative amount of the Fund's cash flow.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   * LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the growth and income funds category in advertising and sales literature.

   * DOW JONES INDUSTRIAL AVERAGE, is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

   * STANDARD & POOR'S ("S&P") DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P index assumes reinvestment of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.

   * MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertisements and sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on quarterly reinvestment of dividends over a specified period of time.

From time to time as it deems appropriate, the Fund may advertise its performance using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposit and time deposits and to money market funds using the Lipper Analytical Services money market instruments average.

Advertising and other promotional literature may include charts, graphs, and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the equity sector, Federated Investors has more than 27 years' experience. As of December 31, 1997, Federated managed 29 equity funds totaling approximately $11.7 billion in assets across growth, value, equity income, international, index, and sector (i.e. utility) styles. Federated Investors' value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwidewe have over 2,200 broker/dealer and bank broker/dealer relationships across the country -- supported by more wholesalers than any other mutual fund distributor. Federated Investors' service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended December 31, 1997, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 1997 (File Nos. 33-69268 and 811-8042). A copy of the Report may be obtained without charge by contacting the Fund.

* Source: Investment Company Institute

APPENDIX

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

FITCH IBCA, INC. ("FITCH"), LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

NR--NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC., COMMERCIAL PAPER RATINGS

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

   * Leading market positions in well established industries.
   * High rates of return on funds employed.
   * Conservative capitalization structure with moderated reliance on debt and ample asset protection.
   * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
   * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH IBCA, INC., COMMERCIAL PAPER RATINGS

F-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

F-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.




FEDERATED UTILITY FUND II

(A Portfolio of Federated Insurance Series)

PROSPECTUS

This prospectus offers shares of Federated Utility Fund II (the "Fund"), which is a diversified investment portfolio in the Federated Insurance Series (the "Trust"), an open-end, diversified management investment company. The Fund invests in equity and debt securities of utility companies to achieve high current income and moderate capital appreciation. Shares of the Fund may be sold only to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by insurance companies.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Fund through the variable annuity contracts and variable life insurance policies offered by the insurance companies which provide for investment in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated April 23, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE AVAILABLE EXCLUSIVELY AS FUNDING VEHICLES FOR LIFE INSURANCE COMPANIES WRITING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE PROSPECTUS FOR SUCH CONTRACTS.

Prospectus dated April 23, 1998

TABLE OF CONTENTS

 Financial Highlights                        1
 General Information                         2
 Investment Information                      2
 Investment Objective                        2
 Investment Policies                         2
 Investment Limitations                      5
 Net Asset Value                             6
 Investing in the Fund                       6
 Purchases and Redemptions                   6
 What Shares Cost                            6
 Dividends                                   6
 Fund Information                            6
 Management of the Fund                      6
 Distribution of Fund Shares                 8
 Administration of the Fund                  8
 Brokerage Transactions                      8
 Shareholder Information                     8
 Voting Rights                               8
 Tax Information             Inside Back Cover
 Federal Taxes               Inside Back Cover
 State and Local Taxes       Inside Back Cover
 Performance Information     Inside Back Cover

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on the Fund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                            YEAR ENDED DECEMBER 31,
                                                                       1997    1996    1995    1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.81  $11.03   $ 9.29  $ 9.48
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                0.40    0.42     0.45    0.34
   Net realized and unrealized gain (loss) on investments and           2.62    0.82     1.74   (0.19)
 foreign currency
   Total from investment operations                                     3.02    1.24     2.19    0.15
 LESS DISTRIBUTIONS
   Distributions from net investment income                            (0.28)  (0.41)   (0.45)  (0.34)
   Distributions from net realized gain on investments and foreign     (0.26)  (0.05)      --      --
   currency transactions
   Total distributions                                                 (0.54)  (0.46)   (0.45)  (0.34)
 NET ASSET VALUE, END OF PERIOD                                       $14.29  $11.81   $11.03  $ 9.29
 TOTAL RETURN(B)                                                       26.63%  11.56%   24.18%   1.12%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                             0.85%   0.85%    0.85%   0.60%*
   Net investment income                                                3.41%   3.92%    4.62%   4.77%*
   Expense waiver/reimbursement(c)                                      0.27%   0.51%    2.24%  54.83%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                          $104,462 $63,558  $29,679    $974
   Average commission rate paid(d)                                   $0.0207 $0.0402     --      --
   Portfolio turnover                                                     95%     63%      62%     73%

* Computed on an annualized basis.

(a) Reflects operations for the period from April 14, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (start of business) to April 13, 1994, net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

Further information about the Fund's performance is contained in the Fund's Annual Report dated December 31, 1997, which can be obtained free of charge.

GENERAL INFORMATION

The Fund is a portfolio of Federated Insurance Series, which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") have not established separate classes of shares.

Shares of the Fund are sold only to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Shares of the Fund are sold at net asset value as described in the section entitled "What Shares Cost." Shares of the Fund are redeemed at net asset value.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to achieve high current income and moderate capital appreciation. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the policies described in this prospectus.

INVESTMENT POLICIES

The Fund endeavors to achieve its objective by investing primarily in a professionally managed, diversified portfolio of equity and debt securities of utility companies. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund's investment approach is based on the conviction that over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of utility companies. The Fund intends to achieve its investment objective by investing in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of utility companies. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

COMMON STOCKS

The Fund invests primarily in common stocks of utility companies selected by the Fund's investment adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. However, other factors, such as product position, market share, or profitability will also be considered by the Fund's investment adviser.

AMERICAN DEPOSITARY RECEIPTS

The Fund may purchase American Depositary Receipts ("ADRs") issued by U.S. banks as a substitute for direct ownership of securities of foreign companies in the utilities industry. ADRs are traded in the United States on stock exchanges and in the over-the-counter markets like stocks of domestic companies.

SECURITIES OF FOREIGN ISSUERS

The Fund may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depositary receipts as well as securities of foreign issuers that trade on foreign stock exchanges. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the investment adviser to be substantial.

Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments. In an attempt to reduce some of these risks, the Fund diversifies its investments broadly among foreign countries, including both developed and developing countries.

The Fund will take advantage of the unusual opportunities for higher returns available from investing in developing countries and may invest in the utility and other securities of such countries. These investments carry considerably more volatility and risk because they are associated with less mature economies and less stable political systems. (See "Risk Considerations in Developing Countries.")

RISK CONSIDERATIONS IN DEVELOPING COUNTRIES

Securities prices in developing countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, developing countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Such countries may also have restrictions on foreign ownership or prohibitions on the repatriation of assets, and may have less protection of property rights than developed countries.

The economies of developing countries may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in developing countries may trade a small number of securities and may be unable to respond effectively to increase in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in developing countries typically offer less regulatory protection for investors.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS--(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS--(Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS--(Preferred Equity Redemption Cumulative Stock, an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES--(Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding, without limit, convertible securities rated below investment grade by an NRSRO or in the Fund holding such securities where they have acquired a rating below investment grade after the Fund has purchased it.

The Fund's investments in convertible securities will not be subject to the quality rating limit on other securities in which the Fund invests.

OTHER SECURITIES

The Fund may invest in preferred stocks, corporate bonds, notes, and warrants of these companies and in cash, U.S. government securities, and money market instruments in proportions determined by its investment adviser.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase together with other illiquid securities including repurchase agreements providing for settlement in more than seven days after notice and over-the-counter options to 15% of its net assets.

TEMPORARY INVESTMENTS

The Fund may also invest temporarily in cash, cash items, and short-term instruments, including notes and commercial paper, for liquidity and during times of unusual market conditions for defensive purposes. Cash items may include obligations such as:

   * certificates of deposit (including those issued by domestic and foreign branches of FDIC insured banks);
   * obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities;
   * and repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. This is a fundamental policy which may not be changed without the approval of shareholders. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral equal to at least 100% of the value of the securities loaned at all times.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

PUT AND CALL OPTIONS

The Fund may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund will only purchase puts on portfolio securities which are traded on a recognized exchange.

The Fund may also write call options on all or any portion of its portfolio to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or for which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes must be listed on a recognized options exchange. Although the Fund reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by its Trustees.

FINANCIAL FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio of long-term debt securities against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts is unleveraged.

RISKS

When the Fund uses financial futures and options on financial futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into futures and options transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

REAL ESTATE INVESTMENT TRUSTS

The Fund may purchase interests in real estate investment trusts. Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location.

VARIABLE ASSET REGULATIONS

The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments, and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

The Fund will be operated at all times so as to comply with the foregoing diversification requirements.

STATE INSURANCE REGULATIONS

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by certain insurance companies. The contracts will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applicable, the Fund may be limited in its ability to engage in such investments and to manage its portfolio with desired flexibility. The Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Fund.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date), or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval.

NET ASSET VALUE

The net asset value per share of the Fund fluctuates. It is determined by dividing the sum of the market value of all securities and other assets of the Fund, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUND

PURCHASES AND REDEMPTIONS

Shares of the Fund are not sold directly to the general public. The Fund's shares are used solely as the investment vehicle for separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies. The use of Fund shares as investments for both variable annuity contracts and variable life insurance policies is referred to as "mixed funding." The use of Fund shares as investments by separate accounts of unaffiliated life insurance companies is referred to as "shared funding."

The Fund intends to engage in mixed funding and shared funding in the future. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment, or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflict which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

Shares of the Fund are purchased or redeemed on behalf of participating insurance companies at the next computed net asset value after an order is received on days on which the New York Stock Exchange is open.

WHAT SHARES COST

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchase orders from separate accounts investing in the Fund which are received by the insurance companies by 4:00 p.m. (Eastern time), will be computed at the net asset value of the Fund determined on that day, as long as such purchase orders are received by the Fund in proper form and in accordance with applicable procedures by 8:00 a.m. (Eastern time) on the next business day and as long as federal funds in the amount of such orders are received by the Fund on the next business day. It is the responsibility of each insurance company which invests in the Fund to properly transmit purchase orders and federal funds in accordance with the procedures described above.

DIVIDENDS

Dividends on shares of the Fund are declared and paid annually.

Shares of the Fund will begin earning dividends if owned on the record date. Dividends of the Fund are automatically reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fees or reimburse the Fund for certain operating expenses. The adviser can terminate this voluntary waiver and reimbursement of expenses at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989 is a registered investment adviser under the Investment Advisers Act of 1940.

SUB-ADVISER

Under the terms of the Sub-Advisory Agreement between the fund's investment adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Fund's investment adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the adviser.

SUB-ADVISORY FEES

For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

SUB-ADVISER'S BACKGROUND

Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940.

The adviser and the Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) Shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Advisers, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

Linda A Duessel has been a portfolio manager for the Fund since April 1995. Ms. Duessel joined Federated Investors in 1991 and has been a Vice President of the Adviser since 1995. Ms. Duessel was an Assistant Vice President of the Fund's investment adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Steven J. Lehman has been a portfolio manager of the Fund since August 1997. Mr. Lehman joined the Fund's investment adviser in May 1997 as a Vice President. From 1986 to May 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio Manager, at First Chicago NBD. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.

Drew J. Collins and Richard J. Lazarchic are the portfolio managers for foreign securities.

Drew J. Collins has been a portfolio manager of the Fund since July 1997. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's investment adviser. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

Richard J. Lazarchic has been a portfolio manager of the Fund since April 1998. Mr. Lazarchic joined Federated Investors in March 1998 as a Vice President of the Fund's investment adviser. From May 1979 through October 1997, Mr. Lazarchic was employed with American Express Financial Corp., initially as an Analyst and then as a Vice President/Senior Portfolio Manager. Mr. Lazarchic is a Chartered Financial Analyst. He received his M.B.A. from Kent State University.

The Trust, the adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of these codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select institutions to perform shareholder services. Institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

Federated Securities Corp., from its own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance may be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS

 0.150%      on the first $250 million
 0.125%       on the next $250 million
 0.100%       on the next $250 million
 0.075% on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

SHAREHOLDER INFORMATION

VOTING RIGHTS

The insurance company separate accounts, as shareholders of the Fund, will vote the Fund shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account. As of April 8, 1998, Life of Virginia, Richmond, VA, and Aetna Retirement Services Central Valuation Unit, Hartfort, CT, owned approximately 29.90% and 42.97%, respectively, of the voting securities of the Fund, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. Aetna Retirement Services Central Valuation Unit is owned by Aetna Inc. and Life of Virginia is owned by General Electric Capital Assurance Company.

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that only shares of the Fund are entitled to vote on matters affecting only the Fund. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operations and for the election of Trustees in certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.

TAX INFORMATION

FEDERAL TAXES

The Fund will pay no federal income tax because the Fund expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

The Fund intends to comply with the variable asset diversification regulations which are described earlier in this prospectus. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

STATE AND LOCAL TAXES

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time the Fund advertises total return and yield.

Total return represents the change, over a specific period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Performance information will not reflect the charges and expenses of a variable annuity or variable life insurance contract. Because shares of the Fund can only be purchased by a separate account of an insurance company offering such a contract, you should review the performance figures of the contract in which you are invested, which performance figures will accompany any advertisement of the Fund's performance.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FEDERATED
INSURANCE
SERIES

FEDERATED UTILITY FUND II

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Advisers
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

SUB-ADVISER
Federated Global
Research Corp.
175 Water Street
New York, NY 10038-4965

CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, PA15222-5401

Federated Securities Corp., Distributor
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM

[Graphic]

FEDERATED UTILITY FUND II

(A Portfolio of Federated
Insurance Series)

PROSPECTUS

APRIL 23, 1998

A Diversified Portfolio of Federated
Insurance Series, an Open-End,
Management Investment Company

[Graphic]

Cusip 313916108
3113008A (4/98)





FEDERATED UTILITY FUND II

(A PORTFOLIO OF FEDERATED INSURANCE SERIES)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of Federated Utility Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust") dated April 23, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED INSURANCE SERIES
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated April 23, 1998

[Graphic]

Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Cusip 313916108
3113008B (4/98)

[Graphic]

TABLE OF CONTENTS

 GENERAL INFORMATION 1 INVESTMENT OBJECTIVE AND POLICIES 1 Convertible Securities 1 U.S. Government Obligations 1 When-Issued and Delayed Delivery Transactions 1 Lending of Portfolio Securities 2 Repurchase Agreements 2 Reverse Repurchase Agreements 2 Investing in Securities of Other Investment Companies 2 Restricted and Illiquid Securities 2 Portfolio Turnover 3 INVESTMENT LIMITATIONS 3 Selling Short and Buying on Margin 3 Issuing Senior Securities and Borrowing Money 3 Pledging Assets 3 Concentration of Investments 3 Investing in Commodities 3 Investing in Real Estate 3 Lending Cash or Securities 3 Underwriting 4 Diversification of Investments 4 Investing in Restricted and Illiquid Securities 4 Investing in Put Options 4 Writing Covered Call Options 4 FEDERATED INSURANCE SERIES MANAGEMENT 5 Fund Ownership 8 Trustee Compensation 9 Trustee Liability 9 INVESTMENT ADVISORY SERVICES 9 Adviser to the Fund 9 Advisory Fees 10 Sub-Adviser to the Fund 10 Sub-Advisory Fees 10 BROKERAGE TRANSACTIONS 10 OTHER SERVICES 10 Fund Administration 10 Custodian and Portfolio Accountant 10 Transfer Agent 10 Independent Auditors 11 PURCHASING SHARES 11 SHAREHOLDER SERVICES 11 DETERMINING NET ASSET VALUE 11 Determining Market Value of Securities 11 MASSACHUSETTS PARTNERSHIP LAW 11 TAX STATUS 12 The Fund's Tax Status 12 Shareholders' Tax Status 12 TOTAL RETURN 12 YIELD 12 PERFORMANCE COMPARISONS 13 Economic and Market Information 14 ABOUT FEDERATED INVESTORS 14 Mutual Fund Market 14 Institutional Clients 14 Bank Marketing 14 Broker/Dealers and Bank Broker/Dealer Subsidiaries 15 FINANCIAL STATEMENTS 15 APPENDIX 15

GENERAL INFORMATION

The Fund is a portfolio of Federated Insurance Series (the "Trust"), which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. At a meeting of the Board of Trustees (the "Trustees") held on November 14, 1995, the Trustees approved an amendment to the Declaration of Trust to change the name of the Trust from Insurance Management Series to Federated Insurance Series. At a meeting of the Trustees held on February 26, 1996, the Trustees approved an amendment to the Declaration of Trust to change the name of the Fund from Utility Fund to Federated Utility Fund II. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Trustees have not established separate classes of shares.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to achieve high current income and moderate capital appreciation. The investment objective cannot be changed without approval of shareholders. The Fund endeavors to achieve its investment objective by investing primarily in a professionally managed, diversified portfolio of equity and debt securities of utility companies.

CONVERTIBLE SECURITIES

DECS, or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS, or similar instruments marketed under different names, offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

U.S. GOVERNMENT OBLIGATIONS

The Fund may also invest in U.S. government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued and/or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

   * the full faith and credit of the U.S. Treasury;
   * the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
   * the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
   * the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

   * Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives;
   * Federal Home Loan Banks; * Federal Home Loan Mortgage Corporation; * Federal National Mortgage Association; and * Student Loan Marketing Association.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on a Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities, up to one-third of the value of its total assets, to broker/dealers, banks, or other institutional borrowers of securities. This policy may not be changed without shareholder approval.

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A under the Securities Act of 1993. The Trustees may consider the following criteria in determining the liquidity of certain restricted securities:

   * the frequency of trades and quotes for the security;
   * the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   * dealer undertakings to make a market in the security; and * the nature of the security and the nature of the marketplace trades.

PORTFOLIO TURNOVER

Securities in the Fund's portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. Any such trading will increase the Fund's portfolio turnover rate and transaction costs. The adviser to the Fund does not anticipate that portfolio turnover will result in adverse tax consequences.

For the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates for the Fund were 95% and 63%, respectively.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, and then only in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options, any segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities, if, as a result of such purchase, 25% or more of its total assets would be invested in securities of companies engaged principally in any one industry other than the utilities industry. However, the Fund may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S.
government, its agencies, or instrumentalities.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except that the Fund may purchase and sell futures and stock index futures contracts and related options.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except portfolio securities up to one-third of its total assets. This shall not prevent the Fund from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the Fund's investment objective and policies or the Trust's Declaration of Trust.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

DIVERSIFICATION OF INVESTMENTS

With respect to 75% of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, the Fund will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the Fund considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes in these limitations become effective.

INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Fund will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options, and certain restricted securities not determined to be liquid under criteria established by the Trustees.

INVESTING IN PUT OPTIONS

The Fund will not purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the Fund's total assets would be invested in premiums on open put option positions.

WRITING COVERED CALL OPTIONS

The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction.

The Fund has no present intention to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FEDERATED INSURANCE SERIES MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Insurance Series, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director, Member of the Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors

3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate: September 3, 1939

Trustee

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board, and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public relations/Marketing/Conference Planning; Director or Trustee of the Funds.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the Fund's outstanding shares.

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Provident Mutual Life & Annuity Co. of America, Valley Forge, PA, owned approximately 431,581 shares (5.18%); SAFECO Mutual Funds/SAFECO Securities Inc., Seattle, WA, owned approximately 437,250 shares (5.24%); Life of Virginia, Richmond, VA, owned approximately 2,492,935 shares (29.90%); Lincoln Benefit Life Co. Variable Annuity, Lincoln, NE, owned approximately 602,827 shares (7.23%); and Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 3,582,690 shares (42.97%).

TRUSTEE COMPENSATION

                               AGGREGATE
            NAME,            COMPENSATION
        POSITION WITH             FROM         TOTAL COMPENSATION PAID
            TRUST               TRUST*#           FROM FUND COMPLEX+

  John F. Donahue            $0             $0 for the Trust and
  Chairman and Trustee                      56 other investment companies
                                            in the Fund Complex
  Thomas G. Bigley           $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex
  John T. Conroy, Jr.        $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex
  Nicholas P. Constantakis++ $0             $0 for the Trust and
  Trustee                                   34 other investment companies
                                            in the Fund Complex
  William J. Copeland        $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex
  J. Christopher Donahue     $0             $0 for the Trust and
  President and Trustee                     18 other investment companies
                                            in the Fund Complex
  James E. Dowd              $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex
  Lawrence D. Ellis, M.D.    $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex
  Edward L. Flaherty, Jr.    $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex
  Peter E. Madden            $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex
  John E. Murray, Jr.        $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex
  Wesley W. Posvar           $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex
  Marjorie P. Smuts          $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

* Information is furnished for the fiscal year ended December 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of eight portfolios.

+ The information is provided for the last calendar year.

++ Mr. Constantakis became a member of the Board of Trustees on February 23, 1998. He did not receive any fees as of the fiscal year end of the Trust.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's investment adviser is Federated Advisers. It is a subsidiary of Federated Investors. All voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Advisers receives an annual investment advisory fee as described in the prospectus.

For the fiscal years ended December 31, 1997, 1996, and 1995, the adviser earned advisory fees of $579,563, $361,797, and $89,752, respectively, of which $208,884, $248,058, and $89,752 were waived.

SUB-ADVISER TO THE FUND

The Fund's sub-adviser is Federated Global Research Corp. (the
"Sub-Adviser").

SUB-ADVISORY FEES

For its sub-advisory services, the Sub-Adviser receives an allocable portion of the Fund's advisory fee as described in the prospectus. For the period from June 1, 1997 (effective date of sub-advisory contract between Federated Global Research Corp. and Federated Utility Fund II) to December 31, 1997, Federated Global Research Corp. received no sub-advisory fees.

BROKERAGE TRANSACTIONS

The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended December 31, 1997, 1996, and 1995, the Fund paid $184,051, $81,701, and $59,746, respectively, in brokerage commissions on brokerage transactions.

Although investment decisions for the Fund are made independently from those of any other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services served as the Fund's Administrator. The former administrator is a subsidiary of Federated Investors. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended December 31, 1997, 1996, and 1995, the Administrators earned $125,002, $125,000, and $125,000, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, PA.

PURCHASING SHARES

Shares of the Fund are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Purchases and Redemptions" and "What Shares Cost."

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

The Shareholder Services Agreement was not in effect during the Fund's fiscal year ended December 31, 1997.

DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.

DETERMINING MARKET VALUE OF SECURITIES

The values of the Fund's portfolio securities are determined as follows:

   * for equity securities and bonds and other fixed income securities, according to the last sale price on a national securities exchange, if available;
   * in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
   * for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available; otherwise, as determined by an independent pricing service;
   * for unlisted equity securities, the latest mean prices; * for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service; or
   * for all other securities, at fair value as determined in good faith by the Trustees.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

   * invest in securities within certain statutory limits; and

   * distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

The Fund intends to comply with the variable asset diversification regulations which are described in the prospectus and this Statement. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

TOTAL RETURN

For the fiscal year ended December 31, 1997, and for the period from April 14, 1994 (date of initial public investment) to December 31, 1997, the average annual total returns for the Fund were 26.63% and 14.54%, respectively.

The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

YIELD

The Fund's yield for the thirty-day period ended December 31, 1997, was 3.21%.

The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. Also, the yield does not reflect the charges and expenses of an insurance contract. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates and market value of portfolio securities; * changes in Fund expenses; and * the relative amount of the Fund's cash flow.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   * LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "utility funds" category in advertising and sales literature.
   * LIPPER UTILITY FUND AVERAGE is composed of approximately 87 funds which invest 65% of their equity portfolio in utility stocks. From time to time, the Trust/Fund will compare its total return to the average total return of the funds comprising the average for the same calculation period.
   * DOW JONES INDUSTRIAL AVERAGE ("DJIA") is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

   * STANDARD & POOR'S ("S&P") DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, financial, and public utility companies, can be used to compare the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P index assumes reinvestment of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in S&P figures.
   * STANDARD & POOR'S UTILITY INDEX is an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date, and for a twelve month period.


   * DOW JONES UTILITY INDEX is an unmanaged index comprised of fifteen utility stocks that tracks changes in price daily and over a six month period. The index also provides the highs and lows for each of the past five years.
   * MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertisements and other sales literature for the Fund may quote total returns, which are calculated on non- standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time as it deems appropriate, the Fund may advertise its performance using charts, graphs, and descriptions compared to federally insured bank products, including certificates of deposit and time deposits, and to money market funds using the Lipper Analytical Services money market average.

Advertising and other promotional literature may include charts, graphs, and other illustrations using the Funds' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Funds can compare their performance, or performance for the types of securities in which they invest, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Funds may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual funds industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the equity sector, Federated Investors has more than 27 years experience. As of December 31, 1997, Federated managed 29 equity funds totaling approximately $11.7 billion in assets across growth, value, equity income, international, index, and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

* Source: Investment Company Institute

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended December 31, 1997, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 1997 (File Nos. 33-69268 and 811-8042). Copies of the Report may be obtained without charge by contacting the Fund.

APPENDIX

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B--Debt rated "BB" and "B" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "B" indicates the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high grade Bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.






FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

(A Portfolio of Federated Insurance Series)

PROSPECTUS

This prospectus offers shares of Federated Fund for U.S. Government Securities II (the "Fund"), which is a diversified investment portfolio in Federated Insurance Series (the "Trust"), an open-end, diversified management investment company. The Fund seeks current income by investing in a professionally managed, diversified portfolio limited to U.S. government securities. Shares of the Fund may be sold only to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by insurance companies.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Fund through variable annuity contracts and variable life insurance policies offered by insurance companies which provide for investment in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated April 23, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE AVAILABLE EXCLUSIVELY AS FUNDING VEHICLES FOR LIFE INSURANCE COMPANIES WRITING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE PROSPECTUS FOR SUCH CONTRACTS.

Prospectus dated April 23, 1998

TABLE OF CONTENTS

 Financial Highlights         1
 General Information          2
 Investment Information       2
  Investment Objective        2
  Investment Policies         2
  Investment Limitations      4
 Net Asset Value              4
 Investing in the Fund        4
  Purchases and Redemptions   4
  What Shares Cost            4
  Dividends                   5
 Fund Information             5
  Management of the Fund      5
  Distribution of Fund Shares 6
  Administration of the Fund  6
 Shareholder Information      6
  Voting Rights               6
 Tax Information              7
  Federal Taxes               7
  State and Local Taxes       7
 Performance Information      7

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on theFund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                      YEAR ENDED DECEMBER 31,
                                                                  1997      1996      1995    1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                             $10.09    $10.29    $ 9.99   $ 9.99
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.58      0.59      0.54     0.27
   Net realized and unrealized gain (loss) on investments           0.26     (0.18)     0.30       --
   Total from investment operations                                 0.84      0.41      0.84     0.27
 LESS DISTRIBUTIONS
   Distributions from net investment income                        (0.39)    (0.57)    (0.54)   (0.27)
   Distributions from net realized gain on investments                --     (0.04)       --       --
   Total distributions                                             (0.39)    (0.61)    (0.54)   (0.27)
 NET ASSET VALUE, END OF PERIOD                                   $10.54    $10.09    $10.29   $ 9.99
 TOTAL RETURN(B)                                                    8.58%     4.20%     8.77%    2.62%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                         0.80%     0.80%     0.80%    0.48%*
   Net investment income                                            5.98%     6.00%     6.00%    3.99%*
   Expense waiver/reimbursement(c)                                  0.45%     1.01%     4.81%   32.83%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                       $63,099   $34,965   $12,264   $1,244
   Portfolio turnover                                                 73%       97%       65%       0%

* Computed on an annualized basis.

(a) Reflects operations for the period from March 29, 1994 (date of initial public investment) to December 31, 1994. For the period from December 8, 1993 (start of business), to March 28, 1994, net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

GENERAL INFORMATION

The Fund is a portfolio of Federated Insurance Series, which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") have not established separate classes of shares.

Shares of the Fund are sold only to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Shares of the Fund are sold at net asset value as described in the section entitled "What Shares Cost." Shares of the Fund are redeemed at net asset value.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

Under normal circumstances, the Fund pursues its investment objective by investing at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies, or instrumentalities. For purposes of this 65% statement, the Fund will consider collateralized mortgage obligations issued by U.S. government agencies or instrumentalities to be U.S. government securities. Unless indicated otherwise, the investment policies may be changed by the Trustees without the approval of the shareholders. Shareholders will be notified before any material change becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests in securities which are primary or direct obligations of the U.S. government, or its agencies, or instrumentalities, or which are guaranteed by the U.S. government, its agencies, or instrumentalities, and in certain collateralized mortgage obligations ("CMOs"), described below, and repurchase agreements. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

The U.S. government securities in which the Fund invests include:

   * direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;
   * notes, bonds, and discount notes issued or guaranteed by U.S.government agencies and instrumentalities supported by the full faith and credit of the United States;
   * notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and
   * notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:

   * the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
   * the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or
   * the credit of the agency or instrumentality.

The Fund may also invest in CMOs which are rated AAA by a nationally recognized statistical rating agency and which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Fund may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and
(iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. The mortgage-related securities provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

Mortgage-backed securities may be subject to certain prepayment risks because the underlying mortgage loans may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of favorable rates. At the time the Fund reinvests the proceeds, it may receive a rate of interest which is actually lower than the rate of interest paid on those securities.

REPURCHASE AGREEMENTS

The Fund will engage in repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent restricted securities are not determined to be liquid, the Fund will limit their purchase together with other illiquid securities including non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, and over-the-counter options, to 15% of its net assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis, or both, up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. This is a fundamental policy which may not be changed without shareholder approval. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral equal to at least 100% of the value of the securities loaned in the form of cash or U.S. government securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

VARIABLE ASSET REGULATIONS

The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments, and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

The Fund will be operated at all times so as to comply with the foregoing diversification requirements.

STATE INSURANCE REGULATIONS

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by certain insurance companies. The contracts will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applicable, the Fund may be limited in its ability to engage in such investments and to manage its portfolio with desired flexibility. The Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Fund.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date), or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval.

NET ASSET VALUE

The net asset value per share of the Fund fluctuates. It is determined by dividing the sum of the market value of all securities and other assets of the Fund, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUND

PURCHASES AND REDEMPTIONS

Shares of the Fund are not sold directly to the general public. The Fund's shares are used solely as the investment vehicle for separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies. The use of Fund shares as investments for both variable annuity contracts and variable life insurance policies is referred to as "mixed funding." The use of Fund shares as investments by separate accounts of unaffiliated life insurance companies is referred to as "shared funding."

The Fund intends to engage in mixed funding and shared funding in the future. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment, or other considerations, resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

Shares of the Fund are purchased or redeemed on behalf of participating insurance companies at the next computed net asset value after an order is received on days on which the New York Stock Exchange is open.

WHAT SHARES COST

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days on which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase orders from separate accounts investing in the Fund which are received by the insurance companies by 4:00 p.m. (Eastern time), will be computed at the net asset value of the Fund determined on that day, as long as such purchase orders are received by the Fund in proper form and in accordance with applicable procedures by 8:00 a.m. (Eastern time) on the next business day and as long as federal funds in the amount of such orders are received by the Fund on the next business day. It is the responsibility of each insurance company which invests in the Fund to properly transmit purchase orders and federal funds in accordance with the procedures described above.

DIVIDENDS

Dividends on shares of the Fund are declared and paid annually.

Shares of the Fund will begin earning dividends if owned on the record date. Dividends of the Fund are automatically reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

  Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of these codes are subject to review by the Trustees, and could result in severe penalties.

  Advisory Fees

  The Fund's adviser receives an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The adviser can terminate this voluntary waiver and reimbursement of expenses at any time at its sole discretion.

  Adviser's Background

  Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

  Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

  Kathleen M. Foody-Malus has been a portfolio manager of the Fund since the Fund's inception. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

  Todd A. Abraham has been a portfolio manager of the Fund since April 1997. Mr. Abraham has been a Vice President of the Fund's investment adviser since July 1997. Mr. Abraham joined Federated Investors in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in finance from Loyola College.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select institutions to perform shareholder services. Institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

Federated Securities Corp., from its own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance may be predicated upon the amount of shares the financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

 MAXIMUM            AVERAGE AGGREGATE
   FEE              DAILY NET ASSETS
 0.150%         on the first $250 million
 0.125%         on the next $250 million
 0.100%         on the next $250 million
 0.075%   on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER INFORMATION

VOTING RIGHTS

The insurance company separate accounts, as shareholders of the Fund, will vote the Fund shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account. As of April 8, 1998, United of Omaha Life Insurance Co., Omaha, NE, and Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 33.22% and 26.80%, respectively, of the voting securities of the Fund, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. United of Omaha Life Insurance Co. is owned by Mutual of Omaha Insurance Company. Aetna Retirement Services Central Valuation Unit is owned by Aetna Inc.

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that only shares of the Fund are entitled to vote on matters affecting only the Fund. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees in certain circumstances.

Trustees may be removed by the Trustees or by the shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.

TAX INFORMATION

FEDERAL TAXES

The Fund will pay no federal income tax because the Fund expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

The Fund intends to comply with the variable asset diversification regulations which are described earlier in this prospectus. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

STATE AND LOCAL TAXES

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time the Fund advertises total return and yield.

Total return represents the change, over a specific period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Performance information will not reflect the charges and expenses of a variable annuity or variable life insurance contract. Because shares of the Fund can only be purchased by a separate account of an insurance company offering such a contract, you should review the performance figures of the contract in which you are invested, which performance figures will accompany any advertisement of the Fund's performance.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

NOTES

[Graphic]Federated Investors

Federated Fund for U.S. Government Securities II

(A Portfolio of Federated Insurance Series)

Prospectus

April 23, 1998

A Diversified Portfolio of Federated Insurance Series, an Open-End Management Investment Company

FEDERATED INSURANCE SERIES
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Advisers
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, PA 15222-5401

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 313916207

3113007A (4/98)

[Graphic]






FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

(A PORTFOLIO OF FEDERATED INSURANCE SERIES)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of Federated Fund for U.S. Government Securities II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust") dated April 23, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED INSURANCE SERIES
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated April 23, 1998

[Graphic]Federated Investors
Federated Securities Corp., Distributor
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 313916207

3113007B (4/98)

[Graphic]

TABLE OF CONTENTS

 GENERAL INFORMATION 1 INVESTMENT OBJECTIVE AND POLICIES 1 Types of Investments 1 When-Issued and Delayed Delivery Transactions 1 Lending of Portfolio Securities 1 Restricted and Illiquid Securities 2 Repurchase Agreements 2 Reverse Repurchase Agreements 2 Investing in Securities of Other Investment Companies 2 Portfolio Turnover 2 INVESTMENT LIMITATIONS 3 Selling Short and Buying on Margin 3 Issuing Senior Securities and Borrowing Money 3 Pledging Assets 3 Concentration of Investments 3 Diversification of Investments 3 Investing in Real Estate 3 Investing in Commodities 3 Underwriting 3 Lending Cash or Securities 3 Investing in Restricted and Illiquid Securities 4 FEDERATED INSURANCE SERIES MANAGEMENT 4 Fund Ownership 7 Trustee Compensation 8 Trustee Liability 8 INVESTMENT ADVISORY SERVICES 8 Adviser to the Fund 8 Advisory Fees 9 BROKERAGE TRANSACTIONS 9 OTHER SERVICES 9 Fund Administration 9 Custodian and Portfolio Accountant 9 Transfer Agent 9 Independent Auditors 9 PURCHASING SHARES 10 SHAREHOLDER SERVICES 10 DETERMINING NET ASSET VALUE 10 Determining Market Value of Securities 10 MASSACHUSETTS PARTNERSHIP LAW 10 TAX STATUS 11 The Fund's Tax Status 11 Shareholders' Tax Status 11 TOTAL RETURN 11 YIELD 11 PERFORMANCE COMPARISONS 11 Economic and Market Information 12 ABOUT FEDERATED INVESTORS 12 Mutual Fund Market 13 Institutional Clients 13 Bank Marketing 13 Broker/Dealers and Bank Broker/Dealer Subsidiaries 13 FINANCIAL STATEMENTS 13


GENERAL INFORMATION

The Fund is a portfolio of the Trust, which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. At a meeting of the Board of Trustees (the "Trustees") held on November 14, 1995, the Trustees approved an amendment to the Declaration of Trust to change the name of the Trust from Insurance Management Series to Federated Insurance Series. At a meeting of the Trustees held on February 26, 1996, the Trustees approved an amendment to the Declaration of Trust to change the name of the Fund from U.S. Government Bond Fund to Federated Fund for U.S. Government Securities II. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Trustees have not established separate classes of shares.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income. The investment objective cannot be changed without the approval of shareholders. Current income includes, in general, discount earned on U.S. Treasury bills and agency discount notes, interest earned on all other U.S. government securities, and short-term capital gains.

TYPES OF INVESTMENTS

The Fund invests in securities which are primary or direct obligations of the U.S. government or its agencies or instrumentalities, or which are guaranteed by the U.S. government, its agencies, or instrumentalities and in certain collateralized mortgage obligations, described below, and repurchase agreements.

  COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

  Privately issued CMOs generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools.

  The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

  STRIPPED MORTGAGE-RELATED SECURITIES

  Some of the mortgage-related securities purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayment on the underlying mortgages, leading to the relatively early prepayment of principal-only SMBSs and a reduction in the amount of payment made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue current income.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on a Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities, up to one-third of the value of its total assets, to broker/dealers, banks, or other institutional borrowers of securities.

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A under the Securities Act of 1993. The Trustees may consider the following criteria in determining the liquidity of certain restricted securities:

   * the frequency of trades and quotes for the security;
   * the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   * dealer undertakings to make a market in the security; and * the nature of the security and the nature of the marketplace trades.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

PORTFOLIO TURNOVER

Securities in the Fund's portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to length of time a particular security may have been held. The Fund's policy of managing its portfolio of U.S. government securities, including the sale of securities held for a short period of time, to achieve its investment objective of current income may result in high portfolio turnover. The Fund will not attempt to set or meet a portfolio turnover rate as any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective.

For the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates for the Fund were 73% and 97%, respectively.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, and then only in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amount borrowed or 15% of the value of total assets at the time of borrowing.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in any one industry. However, the Fund may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities.

DIVERSIFICATION OF INVESTMENTS

With respect to 75% of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, the Fund will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the Fund considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the Fund's investment objective and policies or the Trust's Declaration of Trust.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, and certain restricted securities not determined to be liquid under criteria established by the Trustees.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction.

The Fund has no present intention to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FEDERATED INSURANCE SERIES MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Insurance Series, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director, Member of the Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate: September 3, 1939

Trustee

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board, and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of
  Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the Fund's outstanding shares.

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Provident Mutual Life & Annuity Co. of America, Valley Forge, PA, owned approximately 392,571 shares (5.68%); United of Omaha Life Insurance Co., Omaha, NE, owned approximately 2,294,615 shares (33.22%); Great-West Life & Annuity Insurance Co., Englewood, CO, owned approximately 1,019,456 shares (14.76%); Lincoln Benefit Life Co. Variable Annuity, Lincoln, NE, owned approximately 371,772 shares (5.38%); and Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 1,851,521 shares (26.80%).

TRUSTEE COMPENSATION

                               AGGREGATE
            NAME,            COMPENSATION
        POSITION WITH             FROM         TOTAL COMPENSATION PAID
            TRUST               TRUST*#           FROM FUND COMPLEX+

  John F. Donahue            $0             $0 for the Trust and
  Chairman and Trustee                      56 other investment companies
                                            in the Fund Complex

  Thomas G. Bigley           $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John T. Conroy, Jr.        $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Nicholas P. Constantakis++ $0             $0 for the Trust and
  Trustee                                   34 other investment companies
                                            in the Fund Complex

  William J. Copeland        $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  J. Christopher Donahue     $0             $0 for the Trust and
  President and Trustee                     18 other investment companies
                                            in the Fund Complex

  James E. Dowd              $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Lawrence D. Ellis, M.D.    $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Edward L. Flaherty, Jr.    $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Peter E. Madden            $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John E. Murray, Jr.        $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Wesley W. Posvar           $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Marjorie P. Smuts          $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

* Information is furnished for the fiscal year ended December 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of eight portfolios.

+ The information is provided for the last calendar year.

++ Mr. Constantakis became a member of the Board of Trustees on February 23, 1998. He did not receive any fees as of the fiscal year end of the Trust.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's investment adviser is Federated Advisers. It is a subsidiary of Federated Investors. All voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Advisers receives an annual investment advisory fee as described in the prospectus.

For the fiscal years ended December 31, 1997, 1996, and 1995, the adviser earned advisory fees of $278,790, $141,092, and $30,456, respectively, of which $211,328, $141,092, and $30,456, respectively, were waived.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended December 31, 1997, 1996, and 1995, the Fund paid $0, $0, and $322, respectively, in brokerage commissions on brokerage transactions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services served as the Fund's Administrator. The former administrator is a subsidiary of Federated Investors. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended December 31, 1997, 1996, and 1995, the Administrators earned $125,000, $125,000, and $125,000, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through it registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, PA.

PURCHASING SHARES

Shares of the Fund are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Purchases and Redemptions" and "What Shares Cost."

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

The Shareholder Services Agreement was not in effect during the Fund's fiscal year ended December 31, 1997.

DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.

DETERMINING MARKET VALUE OF SECURITIES

The values of the Fund's portfolio securities are determined as follows:

   * for equity securities and bonds and other fixed income securities, according to the last sale price on a national securities exchange, if available;
   * in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
   * for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available otherwise, as determined by an independent pricing service;
   * for unlisted equity securities, the latest mean prices; * for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service; or
   * for all other securities, at fair value as determined in good faith by the Trustees.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

   * invest in securities within certain statutory limits; and

   * distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

The Fund intends to comply with the variable asset diversification regulations which are described in the prospectus and this Statement. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

TOTAL RETURN

For the fiscal year ended December 31, 1997, and for the period from March 29, 1994 (date of initial public investment) to December 31, 1997, the average annual total returns for the Fund were 8.58% and 6.40%, respectively.

The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

YIELD

The Fund's yield for the thirty-day period ended December 31, 1997, was 5.67%.

The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. Also, the yield does not reflect the charges and expenses of an insurance contract. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates and market value of portfolio securities; * changes in Fund expenses; and * the relative amount of the Fund's cash flow.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   * LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the growth and income funds category in advertising and sales literature.
   * LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods, and year-to-date.
   * LEHMAN BROTHERS GOVERNMENT/CORPORATE (LONG-TERM) INDEX is composed of the same types of issues as defined above. However, the average maturity of the bonds included in this index approximates 22 years.
   * LEHMAN BROTHERS MORTGAGE-BAKED SECURITIES INDEX includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Corporation (FNMA). Graduated payment mortgages (GPMs) and balloons are included in the index.
   * MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on quarterly reinvestment of dividends over a specified period of time.

From time to time as it deems appropriate, the Fund may advertise its performance using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposit and time deposits, and to money market funds using the Lipper Analytical Services money market instruments average.

Advertising and other promotional literature may include charts, graphs, and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging, and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the government sector, as of December 31, 1997, Federated Investors managed 9 mortgage-backed, 6 government/agency, and 17 government money market mutual funds, with assets approximating $5.9 billion, $1.5 billion, and $29.7 billion, respectively. Federated trades approximately $400 million in U.S. government and mortgage-backed securities daily and places $23 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages nearly $36 billion in government funds within these maturity ranges.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high-yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated Investors' service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended December 31, 1997, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 1997 (File Nos. 33-69268 and 811-8042). Copies of the Report may be obtained without charge by contacting the Fund.

* Source: Investment Company Institute




Federated High Income Bond Fund II

(A Portfolio of Federated Insurance Series)

Prospectus

This prospectus offers shares of Federated High Income Bond Fund II (the "Fund"), which is a diversified investment portfolio in Federated Insurance Series (the "Trust"), an open-end, diversified management investment company. The Fund invests in a professionally managed, diversified portfolio limited primarily to fixed income securities which seek to achieve high current income. Shares of the Fund may be sold only to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by insurance companies.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Fund through variable annuity contracts and variable life insurance policies offered by insurance companies which provide for investment in the Fund. Keep this prospectus for future reference.

THE FUND MAY INVEST PRIMARILY IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND.

The Fund has also filed a Statement of Additional Information dated April 23, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE AVAILABLE EXCLUSIVELY AS FUNDING VEHICLES FOR LIFE INSURANCE COMPANIES WRITING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE PROSPECTUS FOR SUCH CONTRACTS.

Prospectus dated April 23, 1998

TABLE OF CONTENTS

 Financial Highlights       1
 General Information        2
 Investment Information     2
 Investment Objective       2
 Investment Policies        2
 Investment Risks           4
 Investment Limitations     6
 Net Asset Value            6
 Investing in the Fund      6
 Purchases and Redemptions  6
 What Shares Cost           6
 Dividends                  7
 Fund Information           7
 Management of the Fund     7
 Distribution of Shares     8
 Administration of the Fund 8
 Shareholder Information    8
 Voting Rights              8
 Tax Information            9
 Federal Taxes              9
 State and Local Taxes      9
 Performance Information    9
 Appendix                   9

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on the Fund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                      YEAR ENDED DECEMBER 31,
                                                                    1997    1996     1995   1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                              $10.24   $9.79    $8.87  $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                             0.88    0.88     0.85    0.75
   Net realized and unrealized gain (loss) on investments            0.48    0.45     0.89   (1.12)
   Total from investment operations                                  1.36    1.33     1.74   (0.37)
 LESS DISTRIBUTIONS
   Distributions from net investment income                         (0.61)  (0.88)   (0.82)  (0.75)
   Distributions in excess of net investment income(d)                 --      --       --   (0.01)
   Distributions from net realized gain on investments              (0.04)     --       --      --
   Total distributions                                              (0.65)  (0.88)   (0.82)  (0.76)
 NET ASSET VALUE, END OF PERIOD                                    $10.95  $10.24    $9.79   $8.87
 TOTAL RETURN(B)                                                    13.83%  14.31%   20.38%  (3.73%)
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                          0.80%   0.80%    0.80%   0.41%*
   Net investment income                                             8.73%   9.23%    9.27%   9.11%*
   Expense waiver(c)                                                 0.09%   0.59%    3.40%  10.01%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                       $156,164 $66,043  $20,165  $1,457
   Portfolio turnover                                                  52%     51%      48%     18%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 2, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (the start of business) to February 1, 1994, the Fund had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

GENERAL INFORMATION

The Fund is a portfolio of Federated Insurance Series, which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have not established separate classes of shares.

Shares of the Fund are sold only to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Shares of the Fund are sold at net asset value as described in the section entitled "What Shares Cost." Shares of the Fund are redeemed at net asset value.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek high current income. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

Unless stated otherwise, the Trustees can change the investment policies without the approval of shareholders. Shareholders will be notified before any material change becomes effective. The Fund endeavors to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations, which are commonly referred to as "junk bonds." Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the investment objective of high current income.

ACCEPTABLE INVESTMENTS

The Fund invests at least 65% of its assets in lower-rated fixed income bonds. Under normal circumstances, the Fund will not invest more than 10% of the value of its total assets in equity securities. The fixed income securities in which the Fund invests include, but are not limited to:

   * preferred stocks;
   * bonds;
   * convertible securities;
   * debentures;
   * notes;
   * equipment lease certificates; and
   * equipment trust certificates.

The securities in which the Fund may invest are generally rated BBB or lower by Standard & Poor's ("S&P") or Fitch IBCA, Inc. ("Fitch") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Fund's investment adviser to be of comparable quality, and may include bonds in default. Securities which are rated BBB or lower by S&P or Fitch or Baa or lower by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than highly rated bonds. A description of the rating categories is contained in the Appendix to this prospectus. There is no lower limit with respect to rating categories for securities in which the Fund may invest. See "Investment Risks" below.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS--(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS--(Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS--(Preferred Equity Redemption Cumulative Stock, an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES--(Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding, without limit, convertible securities rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") or in the Fund holding such securities where they have acquired a rating below investment grade after the Fund has purchased it.

The Fund's investments in convertible securities will not be subject to the quality rating limit on other securities in which the Fund invests.

Please see "Investment Risks."

FOREIGN SECURITIES

The Fund may invest in foreign securities, including foreign securities not publicly traded in the United States, which may include any of the types of securities described above (see "Acceptable Investments"). Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic issuers. These considerations include the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives.

TEMPORARY INVESTMENTS

The Fund may invest temporarily in cash and short-term obligations for defensive purposes during times of unusual market conditions. Short-term obligations may include:

   * certificates of deposit;
   * commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch and variable rate demand master notes;
   * short-term notes;
   * obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities; and
   * repurchase agreements.

REPURCHASE AGREEMENTS

The Funds will engage in repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice to 15% of its net assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, or both, up to one-third of the value of its total assets, to broker/dealers, banks, or other institutional borrowers of securities. This is a fundamental policy which may not be changed without shareholder approval. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

VARIABLE ASSET REGULATIONS

The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments, and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

The Fund will be operated at all times so as to comply with the foregoing diversification requirements.

STATE INSURANCE REGULATIONS

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by certain insurance companies. The contracts will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applicable, the Fund may be limited in its ability to engage in such investments and to manage its portfolio with desired flexibility. The Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Fund.

INVESTMENT RISKS

The prices of fixed income securities fluctuate inversely to the direction of interest rates.

The corporate debt obligations in which the Fund invests are usually not in the three highest rating categories of the NRSROs (AAA, AA, or A for S&P or Fitch, and Aaa, Aa or A for Moody's), but are in the lower rating categories or are unrated but are of comparable quality and are regarded as having predominately speculative characteristics. Lower-rated or unrated bonds are commonly referred to as "junk bonds." There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. A description of the rating categories is contained in the Appendix to this prospectus.

Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the prices or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers in lower-rated securities. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased.

In the event of a restructuring, the Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer.

The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. In 1989, legislation was enacted that requires federally insured savings associations to divest their holdings of lower-rated bonds by 1994. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds could have an adverse impact on the overall liquidity of the market. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may also affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

The Fund may, from time to time, own zero coupon bonds or pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash). The price of zero coupon bonds and pay-in-kind securities are generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds and pay-in-kind securities be reported as income to the Fund even though the Fund received no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

                             AS A PERCENTAGE
                        OF TOTAL MARKET VALUE OF
                           BOND HOLDINGS AS OF
 CREDIT RATING              DECEMBER 31, 1997
 BB & BBB                         18.4%
 B                                70.5%
 CCC                               3.6%
 D                                 0.1%
 Not Rated                         7.4%
 Total                           100.0%


REDUCING RISKS OF LOWER-RATED SECURITIES

The Fund's investment adviser believes that the risks of investing in lower-rated securities can be reduced. The professional portfolio management techniques used by the Fund to attempt to reduce these risks include:

CREDIT RESEARCH

The Fund's investment adviser will perform its own credit analysis in addition to using recognized rating agencies and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The adviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest, or dividend coverage and earnings. In evaluating an issuer, the adviser places special emphasis on the estimated current value of the issuer's assets rather than historical cost.

DIVERSIFICATION

The Fund invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

ECONOMIC ANALYSIS

The Fund's adviser will analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date), or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not:

   * invest more than 15% of its net assets in illiquid securities.

NET ASSET VALUE

The net asset value per share of the Fund fluctuates. It is determined by dividing the sum of the market value of all securities and other assets of the Fund, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUND

PURCHASES AND REDEMPTIONS

Shares of the Fund are not sold directly to the general public. The Fund reserves the right to reject any purchase request. The Fund's shares are used solely as the investment vehicle for separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies. The use of Fund shares as investments for both variable annuity contracts and variable life insurance policies is referred to as "mixed funding." The use of Fund shares as investments by separate accounts of unaffiliated life insurance companies is referred to as "shared funding."

The Fund intends to engage in mixed funding and shared funding in the future. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment, or other considerations, resulting from mixed funding or shared funding, the Trustees of the Fund will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

Shares of the Fund are purchased or redeemed on behalf of participating insurance companies at the next computed net asset value after an order is received on days on which the New York Stock Exchange is open.

WHAT SHARES COST

The net asset value of shares is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days on which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase orders from separate accounts investing in the Fund which are received by the insurance companies by 4:00 p.m. (Eastern time), will be computed at the net asset value of the Fund determined on that day, as long as such purchase orders are received by the Fund in proper form and in accordance with applicable procedures by 8:00 a.m. (Eastern time) on the next business day and as long as federal funds in the amount of such orders are received by the Fund on the next business day. It is the responsibility of each insurance company which invests in the Fund to properly transmit purchase orders and federal funds in accordance with the procedures described above.

DIVIDENDS

Dividends on shares of the Fund are declared and paid annually.

Shares of the Fund will begin earning dividends if owned on the record date. Dividends of the Fund are automatically reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Fund and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

ADVISORY FEES

The Fund's adviser receives an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The adviser can terminate this voluntary waiver and reimbursement of expenses at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

Mark E. Durbiano has been a portfolio manager of the Fund since the Fund commenced operations. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's investment adviser since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Fund's investment adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Stefanie L. Bachhuber has been a portfolio manager of the Fund since April 1998. Ms. Bachhuber joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's investment adviser since 1996. Ms. Bachhuber is a Chartered Financial Analyst and earned her M.B.A. with a concentration in Finance, from Duke University in 1993.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select institutions to perform shareholder services. Institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

Federated Securities Corp., from its own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance may be predicated upon the amount of shares the financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS
 0.150%      on the first $250 million
 0.125%       on the next $250 million
 0.100%       on the next $250 million
 0.075% on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER INFORMATION

VOTING RIGHTS

The insurance company separate accounts, as shareholders of the Fund, will vote the Fund shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account. As of April 8, 1998, Life of Virginia, Richmond, VA, and Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 25.19% and 45.42%, respectively, of the voting securities of the Fund, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. Aetna Retirement Services is owned by Aetna Inc.

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that only shares of the Fund are entitled to vote on matters affecting only the Fund. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees in certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.

TAX INFORMATION

FEDERAL TAXES

The Fund will pay no federal income tax because the Fund expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

The Fund intends to comply with the variable asset diversification regulations which are described earlier in this Prospectus. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

STATE AND LOCAL TAXES

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time the Fund advertises total return and yield.

Total return represents the change, over a specific period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage. The yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding.

The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders. Performance information will not reflect the charges and expenses of a variable annuity or variable life insurance contract. Because shares of the Fund can only be purchased by a separate account of an insurance company offering such a contract, you should review the performance figures of the contract in which you are invested, which performance figures will accompany any advertisement of the Fund's performance.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

APPENDIX

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

C--The rating C is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC., LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR--NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC., COMMERCIAL PAPER RATINGS

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

   * Leading market positions in well established industries.
   * High rates of return on funds employed.
   * Conservative capitalization structure with moderated reliance on debt and ample asset protection.
   * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
   * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH IBCA, INC., COMMERCIAL PAPER RATINGS

F-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

F-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

NOTES

[Graphic]

FEDERATED HIGH INCOME BOND FUND II

(A Portfolio of Federated Insurance Series)

PROSPECTUS
APRIL 23, 1998

A Diversified Portfolio of Federated Insurance Series, an Open-End Management Investment Company

FEDERATED
INSURANCE
SERIES
FEDERATED HIGH INCOME BOND FUND II Federated Investors Funds 5800 Corporate Drive Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Advisers
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, PA 15222-5401

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 313916306
3113009A (4/98)

[Graphic]




FEDERATED HIGH INCOME BOND FUND II

(A PORTFOLIO OF FEDERATED INSURANCE SERIES)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of Federated High Income Bond Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust") dated April 23, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED INSURANCE SERIES
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated April 23, 1998

[Graphic]

Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 313916306
3113009B (4/98)

[Graphic]

TABLE OF CONTENTS

 GENERAL INFORMATION 1 INVESTMENT OBJECTIVE AND POLICIES 1 Types of Investments 1 Currency Risk 2 Investing in Foreign Currencies 2 Repurchase Agreements 3 Reverse Repurchase Agreements 3 When-Issued and Delayed Delivery Transactions 4 Lending of Portfolio Securities 4 Investing in Securities of Other Investment Companies 4 Restricted and Illiquid Securities 4 Portfolio Turnover 4 INVESTMENT LIMITATIONS 4 Selling Short and Buying on Margin 4 Issuing Senior Securities and Borrowing Money 5 Pledging Assets 5 Concentration of Investments 5 Investing in Commodities 5 Investing in Real Estate 5 Lending Cash or Securities 5 Underwriting 5 Diversification of Investments 5 Investing in Restricted and Illiquid Securities 5 FEDERATED INSURANCE SERIES MANAGEMENT 6 Fund Ownership 9 Trustee Compensation 10 Trustee Liability 10 INVESTMENT ADVISORY SERVICES 10 Adviser to the Fund 10 Advisory Fees 11 BROKERAGE TRANSACTIONS 11 OTHER SERVICES 11 Fund Administration 11 Custodian and Portfolio Accountant 11 Transfer Agent 11 Independent Auditors 12 PURCHASING SHARES 12 SHAREHOLDER SERVICES 12 DETERMINING NET ASSET VALUE 12 Determining Market Value of Securities 12 MASSACHUSETTS PARTNERSHIP LAW 12 TAX STATUS 13 The Fund's Tax Status 13 Shareholders' Tax Status 13 TOTAL RETURN 13 YIELD 13 PERFORMANCE COMPARISONS 14 Economic and Market Information 15 ABOUT FEDERATED INVESTORS 15 Mutual Fund Market 15 Institutional Clients 15 Bank Marketing 15 Broker/Dealers and Bank Broker/Dealer Subsidiaries 16 FINANCIAL STATEMENTS 16

GENERAL INFORMATION

The Fund is a portfolio of the Trust, which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. At a meeting of the Board of Trustees (the "Trustees") held on November 14, 1995, the Trustees approved an amendment to the Declaration of Trust to change the name of the Trust from Insurance Management Series to Federated Insurance Series. At a meeting of the Trustees held on February 26, 1996, the Trustees approved an amendment to the Declaration of Trust to change the name of the Fund from Corporate Bond Fund to Federated High Income Bond Fund
II. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this Statement, the Trustees have not established separate classes of shares.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek high current income. The investment objective cannot be changed without approval of shareholders.

TYPES OF INVESTMENTS

The Fund endeavors to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities. Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the investment objective of high current income.

  CORPORATE DEBT SECURITIES

  Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

  Equipment lease or trust certificates are secured obligations issued in serial form, usually sold by transportation companies such as railroads or airlines, to finance equipment purchases. The certificate holders own a share of the equipment, which can be resold if the issuer of the certificate defaults. The Fund does not currently intend to invest more than 5% of its assets in equipment lease certificates.

  CONVERTIBLE SECURITIES

  DECS, or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

  PERCS, or similar instruments marketed under different names, offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

  EQUITY SECURITIES

  Generally, less than 10% of the value of the Fund's total assets will be invested in equity securities, including common stocks, warrants, or rights. The Fund's investment adviser may choose to exceed this 10% limitation if unusual market conditions suggest such investments represent a better opportunity to reach the Fund's investment objective.

  TEMPORARY INVESTMENTS

  The Fund may also invest in temporary investments for defensive purposes during times of unusual market conditions.

  CERTIFICATES OF DEPOSIT

  The Fund may invest in certificates of deposit of domestic and foreign banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund (BIF) or the Savings Association Insurance Fund
  (SAIF), both of which are administered by the Federal Deposit Insurance Corporation. These instruments may include Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks, Eurodollar Time Deposits which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks, Canadian Time Deposits which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States, and Yankee Certificates of Deposit which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

CURRENCY RISK

To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities, and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease.

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

The Fund will engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.

INVESTING IN FOREIGN CURRENCIES

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in order to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund's investment adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.

  There is no limitation as to the percentage of the Fund's assets that may be committed to such contracts.

  The Fund does not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Fund's adviser believes will tend to be closely correlated with the currency with regard to price movements. Generally, the Fund does not enter into a forward foreign currency exchange contract with a term longer than one year.

  FOREIGN CURRENCY OPTIONS

  A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation to sell the currency.

  When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

  A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund were holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

  SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS

  Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally.

  In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Fund's adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

  The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.

  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e. less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

REPURCHASE AGREEMENTS

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy, pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities, up to one-third of the value of its total assets, to broker/dealers, banks, or other institutional borrowers of securities.

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or cash equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

   * the frequency of trades and quotes for the security;
   * the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   * dealer undertakings to make a market in the security; and * the nature of the security and the nature of the marketplace trades.

PORTFOLIO TURNOVER

Securities in the Fund's portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. Any such trading will increase the Fund's portfolio turnover rate and transaction costs. The adviser to the Fund does not anticipate that portfolio turnover will result in adverse tax consequences.

For the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates of the Fund were 52% and 51%, respectively.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, and then only in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in any one industry. However, the Fund may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except portfolio securities up to one-third of its total assets. This shall not prevent the Fund from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the Fund's investment objective and policies or the Trust's Declaration of Trust.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

DIVERSIFICATION OF INVESTMENTS

With respect to 75% of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, the Fund will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the Fund considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes in these limitations becomes effective.

INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Fund will not invest more than 15% of its total assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain restricted securities not determined to be liquid under criteria established by the Trustees.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction.

The Fund has no present intention to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FEDERATED INSURANCE SERIES MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Insurance Series, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate: September 3, 1939

Trustee

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board, and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of
  Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the Fund's outstanding shares.

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Aetna Retirement Services, Hartford, CT, owned approximately 7,491,744 shares (45.42%); Life of Virginia, Richmond, VA, owned approximately 4,154,795 shares (25.19%); and Lincoln Benefit Life Co., Lincoln, NE, owned approximately 1,411,163 shares (8.56%).

TRUSTEE COMPENSATION

                               AGGREGATE
            NAME,            COMPENSATION
        POSITION WITH             FROM         TOTAL COMPENSATION PAID
            TRUST               TRUST*#           FROM FUND COMPLEX+

  John F. Donahue            $0             $0 for the Trust and
  Chairman and Trustee                      56 other investment companies
                                            in the Fund Complex

  Thomas G. Bigley           $177.15        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John T. Conroy, Jr.        $194.91        $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Nicholas P. Constantakis++ $0             $0 for the Trust and
  Trustee                                   34 other investment companies
                                            in the Fund Complex

  William J. Copeland        $194.91        $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  J. Christopher Donahue     $0             $0 for the Trust and
  President and Trustee                     18 other investment companies
                                            in the Fund Complex

  James E. Dowd              $194.91        $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Lawrence D. Ellis, M.D.    $177.15        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Edward L. Flaherty, Jr.    $194.91        $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Peter E. Madden            $177.15        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John E. Murray, Jr.        $177.15        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Wesley W. Posvar           $177.15        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Marjorie P. Smuts          $177.15        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

* Information is furnished for the fiscal year ended December 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of eight portfolios.

+ The information is provided for the last calendar year.

++ Mr. Constantakis became a member of the Board of Trustees on February 23, 1998. He did not receive any fees as of the fiscal year end of the Trust.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's investment adviser is Federated Advisers. It is a subsidiary of Federated Investors. All voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The adviser shall not be liable to the Fund, the Trust, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Advisers receives an annual investment advisory fee as described in the prospectus.

For the fiscal years ended December 31, 1997, 1996, and 1995, the adviser earned advisory fees of $637,608, $240,233, and $46,425, respectively, of which $95,075, $203,132, and $46,425, respectively, were voluntarily waived.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or by affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended December 31, 1997, 1996, and 1995, the Fund paid no brokerage commissions on brokerage transactions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended December 31, 1997, 1996, and 1995, the Administrators earned $125,002, $125,000, and $125,000, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, PA.

PURCHASING SHARES

Shares of the Fund are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Purchases and Redemptions" and "What Shares Cost."

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

The Shareholder Services Agreement was not in effect in the Fund's fiscal year ended December 31, 1997.

DETERMINING NET ASSET VALUE

The net asset value of the Fund generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.

DETERMINING MARKET VALUE OF SECURITIES

The values of the Fund's portfolio securities are determined as follows:

   * for equity securities and bonds and other fixed income securities, according to the last sale price on a national securities exchange, if available;
   * in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
   * for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available; otherwise, as determined by an independent pricing service;
   * for unlisted equity securities, the latest mean prices; * for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service; or
   * for all other securities, at fair value as determined in good faith by the Trustees.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

   * invest in securities within certain statutory limits; and

   * distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

The Fund intends to comply with the variable asset diversification regulations which are described in the prospectus and this Statement. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

TOTAL RETURN

The Fund's average annual total returns for the one-year period ended December 31, 1997, and for the period from February 2, 1994 (date of initial public investment) to December 31, 1997, were 13.83% and 11.33%, respectively.

The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

YIELD

The Fund's 30-day yield for the thirty day period ended December 31, 1997, was 7.86%.

The Fund's yield is determined by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders. Also the yield does not reflect the charges and expenses of an insurance contract. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates and market value of portfolio securities; * changes in Fund expenses; and * the relative amount of the Fund's cash flow.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   * LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the high current yield funds category in advertising and sales literature.
   * LIPPER HIGH CURRENT YIELD AVERAGE is composed of approximately 141 funds which invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. From time to time, the Fund will compare its total return to the average total return of the funds comprising the average for the same calculation period.

   * LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one month, three month, twelve month, and ten year periods and year-to-date.

   * LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S.
     agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations.
   * LEHMAN BROTHERS GOVERNMENT/CORPORATE (LONG-TERM) INDEX is composed of the same types of issues as defined above. However, the average maturity of the bonds included on this index approximates 22 years.

   * LEHMAN BROTHERS HIGH YIELD INDEX and its sub-indices are based on credit quality and/or duration. The Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, noninvestment grade debt registered with the SEC. All bonds included in the Lehman Brothers High Yield Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moody's Investors Service, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch IBCA, Inc. A small number of unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

   * MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk adjusted returns. The maximum rating is five stars and ratings are effective for two weeks.

Advertisements and sales literature for the Fund may quote total returns which are calculated on nonstandardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time as it deems appropriate, the Fund may advertise its performance using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposit and time deposits, and to money market funds using the Lipper Analytical Services money market instrument average.

Advertising and other promotional literature may include charts, graphs, and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the corporate bond sector, as of December 31, 1997, Federated Investors managed 11 money market funds and 16 bond funds with assets approximating $17.1 billion and $5.6 billion, respectively. Federated Investors' corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 22 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

*Source: Investment Company Institute

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country -- supported by more wholesalers than any other mutual fund distributor. Federated Investors' service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended December 31, 1997, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 1997 (File Nos. 33-69268 and 811-8042). A copy of the Report may be obtained without charge by contacting the Fund.





Federated Prime Money Fund II

(A Portfolio of Federated Insurance Series)

PROSPECTUS

This prospectus offers shares of Federated Prime Money Fund II (the "Fund"), which is an investment portfolio in Federated Insurance Series (the "Trust"), an open-end management investment company. The Fund invests in money market instruments maturing in thirteen months or less to achieve current income consistent with stability of principal and liquidity. Shares of the Fund may only be sold to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by insurance companies.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

This prospectus contains the information you should read and know before you invest in the Fund through the variable annuity contracts and variable life insurance policies offered by insurance companies which provide for investment in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated April 23, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE AVAILABLE EXCLUSIVELY AS FUNDING VEHICLES FOR LIFE INSURANCE COMPANIES WRITING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE PROSPECTUS FOR SUCH CONTRACTS.

Prospectus dated April 23, 1998

TABLE OF CONTENTS

 Financial Highlights       1
 General Information        2
 Investment Information     2
 Investment Objective       2
 Investment Policies        2
 Investment Risks           5
 Investment Limitations     5
 Net Asset Value            5
 Investing in the Fund      5
 Purchases and Redemptions  5
 What Shares Cost           5
 Dividends                  6
 Fund Information           6
 Management of the Fund     6
 Distribution of Shares     6
 Administration of the Fund 7
 Shareholder Information    7
 Voting Rights              7
 Tax Information            7
 Federal Taxes              7
 State and Local Taxes      8
 Performance Information    8

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on the Fund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                   YEAR ENDED DECEMBER 31,
                                                            1997       1996      1995     1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00     $1.00      $1.00     $1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                       0.05      0.05       0.05      0.01
 LESS DISTRIBUTIONS
   Distributions from net investment income                  (0.05)    (0.05)     (0.05)    (0.01)
 NET ASSET VALUE, END OF PERIOD                               $1.00     $1.00      $1.00     $1.00
 TOTAL RETURN(B)                                              4.93%     4.75%      5.20%     0.50%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                   0.80%     0.80%      0.80%    0.80%*
   Net investment income                                      4.84%     4.68%      5.12%    4.26%*
   Expense waiver(c)                                          0.20%     0.57%      2.69%   71.84%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                  $59,659   $45,655    $17,838      $552

* Computed on an annualized basis.

(a) Reflects operations for the period from November 18, 1994 (date of initial public investment) to December 31, 1994. For the period from December 10, 1993 (start of business) to November 17, 1994, the Fund had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

GENERAL INFORMATION

The Fund is a portfolio of Federated Insurance Series, which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have not established separate classes of shares.

Shares of the Fund are sold only to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Shares of the Fund are sold at net asset value as described in the section entitled "What Shares Cost." Shares of the Fund are redeemed at net asset value.

INVESTMENT INFORMATION

Investment Objective

The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

Investment Policies

The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less. The average maturity of the money market instruments in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies of the Fund may be changed by Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

Acceptable Investments

The Fund invests in high-quality money market instruments that are either rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations (NRSROs) or of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

   * domestic issues of corporate debt obligations, including variable rate demand notes;
   * commercial paper (including Canadian Commercial Paper ("CCP") and
     Europaper);
   * certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");
   * short-term credit facilities, such as demand notes; * asset-backed securities; * obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities ("Government Securities");
   * repurchase agreements; and
   * other money market instruments.

The Fund invests only in instruments denominated and payable in U.S.
dollars.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the Fund may next tender the security for repurchase.

BANK INSTRUMENTS

The Fund only invests in bank instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by the Bank Insurance Fund (BIF) or the Savings Association Insurance Fund (SAIF). Bank instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The Fund will treat securities credit-enhanced by a bank as bank instruments.

SHORT-TERM CREDIT FACILITIES

Demand notes are short-term borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. The Fund may also enter into, or acquire participations in, short-term revolving credit facilities with corporate borrowers. Demand notes and other short-term credit arrangements usually provide for floating or variable rates of interest.

ASSET-BACKED SECURITIES

Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may take the form of beneficial interest in a special purpose trust, limited partnership interests or commercial paper or other debt securities issued by a special purpose corporation. Although the securities often have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collections of the loans and receivables held by the issuer.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may have been credit-enhanced by a guaranty, letter of credit or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent restricted securities are not determined to be liquid, the Fund will limit their purchase together with other illiquid securities including non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, and over-the-counter options to 10% of its net assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. This is a fundamental policy which may not be changed without shareholder approval. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

CONCENTRATION OF INVESTMENTS

The Fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the Fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. Captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent will, for purposes of industry concentration, be classified by the Fund in the industry of its parent corporation.

In addition, the Fund may invest more than 25% of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

VARIABLE ASSET REGULATIONS

The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments, and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

The Fund will be operated at all times so as to comply with the foregoing diversification requirements.

STATE INSURANCE REGULATIONS

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by certain insurance companies. The contracts will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applicable, the Fund may be limited in its ability to engage in such investments and to manage its portfolio with desired flexibility. The Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Fund.

INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, CCPs, and Europaper are subject to somewhat different risks than domestic obligations of domestic banks. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, and recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date), or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share of the Fund is determined by subtracting total liabilities from total assets and dividing by the number of shares outstanding.

The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

INVESTING IN THE FUND

PURCHASES AND REDEMPTIONS

Shares of the Fund are not sold directly to the general public. The Fund's shares are used solely as the investment vehicle for separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies. The use of Fund shares as investments for both variable annuity contracts and variable life insurance policies is referred to as "mixed funding." The use of Fund shares as investments by separate accounts of unaffiliated life insurance companies is referred to as "shared funding."

The Fund intends to engage in mixed funding and shared funding in the future. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment, or other considerations resulting from mixed funding or shared funding, the Trustees of the Fund will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

Shares of the Fund are purchased or redeemed on behalf of participating insurance companies at the next computed net asset value after an order is received on days on which the New York Stock Exchange is open.

WHAT SHARES COST

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchase orders from separate accounts investing in the Fund which are received by the insurance companies by 4:00 p.m. (Eastern time), will be computed at the net asset value of the Fund determined on that day, as long as such purchase orders are received by the Fund in proper form and in accordance with applicable procedures by 8:00 a.m. (Eastern time) on the next business day and as long as federal funds in the amount of such orders are received by the Fund on the next business day. It is the responsibility of each insurance company which invests in the Fund to properly transmit purchase orders and federal funds in accordance with the procedures described above.

DIVIDENDS

Dividends on shares of the Fund are declared daily and paid monthly.

Shares of the Fund begin earning dividends on the day that the Fund receives federal funds. Dividends of the Fund are automatically reinvested in additional shares of such Fund on payment dates at the ex-dividend date net asset value.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase, sale, or exchange of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of these codes are subject to review by the Trustees, and could result in severe penalties.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The adviser can terminate this voluntary waiver and reimbursement of expenses at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select institutions to perform shareholder services. Institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

Federated Securities Corp., from its own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance may be predicated upon the amount of shares the financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregrate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS
 0.150%      on the first $250 million
 0.125%       on the next $250 million
 0.100%       on the next $250 million
 0.075% on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER INFORMATION

VOTING RIGHTS

The insurance company separate accounts, as shareholders of the Fund, will vote the Fund shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account. As of April 8, 1998, United of Omaha Life Insurance Co., Omaha, NE, owned approximately 36.07% of the voting securities of the Fund, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. United of Omaha Life Insurance Co. is owned by Mutual of Omaha Insurance Company.

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that only shares of the Fund are entitled to vote on matters affecting only the Fund. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees in certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.

TAX INFORMATION

FEDERAL TAXES

The Fund will pay no federal income tax because the Fund expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

The Fund intends to comply with the variable asset diversification regulations which are described earlier in this prospectus. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

STATE AND LOCAL TAXES

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time the Fund advertises its total return, yield and effective yield.

The yield represents the annualized rate of income earned on an investment in the Fund over a seven-day period. It is the annualized dividends earned during the period on the investment, shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but, when annualized, the income earned on an investment in the Fund is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Advertisements and other sales literature may also refer to total return. Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

Performance information will not reflect the charges and expenses of a variable annuity or variable life insurance contract. Because shares of the Fund can only be purchased by a separate account of an insurance company offering such a contract, you should review the performance figures of the contract in which you are invested, which performance figures will accompany any advertisement of the Fund's performance.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

[Graphic]

FEDERATED PRIME MONEY FUND II

(A Portfolio of Federated
Insurance Series)

Prospectus

April 23, 1998

A Portfolio of Federated Insurance Series, an Open-End Management Investment Company

FEDERATED INSURANCE SERIES
FEDERATED PRIME MONEY FUND II Federated Investors Funds 5800 Corporate Drive Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Advisers
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh,PA 15222-3779

CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, PA 15222-5401

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 313916504
3113011A (4/98)

[Graphic]




FEDERATED PRIME MONEY FUND II

(A PORTFOLIO OF FEDERATED INSURANCE SERIES)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of Federated Prime Money Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust") dated April 23, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED INSURANCE SERIES
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated April 23, 1998

[Graphic]

Federated Securities Corp., Distributor
Federated Investors Towers
1001 Liberty Avenue
Pittsburgh, PA  15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 313916504
3113011B (4/98)

[Graphic]

TABLE OF CONTENTS

 GENERAL INFORMATION 1 INVESTMENT OBJECTIVE AND POLICIES 1 Types of Investments 1 When-Issued and Delayed Delivery Transactions 2 Lending of Portfolio Securities 2 Investing in Securities of Other Investment Companies 2 Repurchase Agreements 2 Reverse Repurchase Agreements 2 Credit Enhancement 3 Restricted and Illiquid Securities 3 INVESTMENT LIMITATIONS 3 Selling Short and Buying on Margin 3 Issuing Senior Securities and Borrowing Money 3 Pledging Assets 3 Concentration of Investments 3 Investing in Commodities 3 Investing in Real Estate 3 Lending Cash or Securities 4 Underwriting 4 Diversification of Investments 4 Investing in Restricted and Illiquid Securities 7 Regulatory Compliance 4 FEDERATED INSURANCE SERIES MANAGEMENT 5 Fund Ownership 8 Trustee Compensation 9 Trustee Liability 9 INVESTMENT ADVISORY SERVICES 9 Adviser to the Fund 9 Advisory Fees 10 BROKERAGE TRANSACTIONS 10 OTHER SERVICES 10 Fund Administration 10 Custodian and Portfolio Accountant 10 Transfer Agent 10 Independent Auditors 11 PURCHASING SHARES 11 SHAREHOLDER SERVICES 11 DETERMINING NET ASSET VALUE 11 Use of the Amortized Cost Method 11 MASSACHUSETTS PARTNERSHIP LAW 12 TAX STATUS 12 The Fund's Tax Status 12 Shareholders' Tax Status 12 TOTAL RETURN 13 YIELD 13 EFFECTIVE YIELD 13 PERFORMANCE COMPARISONS 13 Economic and Market Information 14 ABOUT FEDERATED INVESTORS 14 Mutual Fund Market 15 Institutional Clients 15 Bank Marketing 15 Broker/Dealers and Bank Broker/Dealer Subsidiaries 15 FINANCIAL STATEMENTS 15

GENERAL INFORMATION

The Fund is a portfolio of the Trust, which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. At a meeting of the Board of Trustees (the "Trustees") held on November 14, 1995, the Trustees approved an amendment to the Declaration of Trust to change the name of the Trust from Insurance Management Series to Federated Insurance Series. At a meeting of the Trustees held on February 26, 1996, the Trustees approved an amendment to the Declaration of Trust to change the name of the Fund from Prime Money Fund to Federated Prime Money Fund II. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Trustees have not established separate classes of shares.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income consistent with stability of principal and liquidity. The investment objective cannot be changed without approval of shareholders.

TYPES OF INVESTMENTS

The Fund invests exclusively in money market instruments which mature in 397 days or less and which include, but are not limited to, high-quality commercial paper and variable rate master demand notes, bank instruments, and U.S. government obligations.

BANK INSTRUMENTS

In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, the Fund may invest in:

   * Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks;
   * Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;
   * Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the U.S.; and
   * Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the U.S.

RATINGS

A nationally recognized statistical rating organization's ("NRSRO's") two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated A-1+, A-1 or A-2 by Standard & Poor's ("S&P"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1 (+ or -) or F-2 (+ or -) by Fitch IBCA, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will limit its investments in securities rated in the second highest short-term rating category (e.g., A-2 by S&P, Prime-2 by Moody's or F-2 (+ or -) by Fitch) to not more than 5% of its total assets, with not more than 1% invested in the securities of any one issuer. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

U.S. GOVERNMENT OBLIGATIONS

The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued and/or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

   * the full faith and credit of the U.S. Treasury;
   * the issuer's right to borrow from the U.S. Treasury;
   * the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
   * the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

   * Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives;
   * Federal Home Loan Banks; * Federal Home Loan Mortgage Corporation; * Federal National Mortgage Association; and * Student Loan Marketing Association.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on a Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities, up to one-third of the value of its total assets, to brokers/dealers, banks, or other institutional borrowers of securities. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These assets are marked to market daily and maintained until the transaction is settled.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

   * the frequency of trades and quotes for the security;
   * the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   * dealer undertakings to make a market in the security; and * the nature of the security and the nature of the marketplace trades.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, and then only in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in securities of companies engaged principally in any one industry other than finance companies. However, the Fund may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S.
government, its agencies or instrumentalities.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except portfolio securities up to one-third of its total assets. This shall not prevent the Fund from purchasing or holding money market instruments, corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the Fund's investment objective and policies or the Trust's Declaration of Trust.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

DIVERSIFICATION OF INVESTMENTS

With respect to 75% of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes in these limitations become effective.

INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Fund will not invest more than 10% of its net assets in illiquid securities including repurchase agreements providing for settlement more than seven days after notice and certain restricted securities not determined to be liquid under criteria established by the Trustees.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction.

The Fund has no present intention to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in its prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the diversification and other requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED INSURANCE SERIES MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Insurance Series, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate: September 3, 1939

Trustee

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the Fund's outstanding shares.

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: United of Omaha Life Insurance Co., Omaha, NE, owned approximately 26,230,260 shares (36.07%); Aetna Retirement Services, Hartford, CT, owned approximately 11,870,401 shares (16.32%); First Variable Life Cash Management, Kansas City, MO, owned approximately 10,297,811 shares (14.16%); Valley Forge Life Insurance Co., Wethersfield, CT, owned approximately 6,610,532 shares (9.09%); Glenbrook Life and Annuity Co., Palatine, IL, owned approximately 6,112,809 shares (8.41%); Kansas City Life Insurance Co., Kansas City, MO, owned approximately 4,666,097 shares (6.42%); and Providian Life & Health Insurance Co., Louisville, KY, owned approximately 3,759,827 shares (5.17%).

TRUSTEE COMPENSATION

                               AGGREGATE

            NAME,            COMPENSATION

        POSITION WITH             FROM         TOTAL COMPENSATION PAID

            TRUST               TRUST*#           FROM FUND COMPLEX+

  John F. Donahue            $0             $0 for the Trust and

  Chairman and Trustee                      56 other investment companies
                                            in the Fund Complex

  Thomas G. Bigley           $179.13        $111,222 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John T. Conroy, Jr.        $197.06        $122,362 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Nicholas P. Constantakis++ $0             $0 for the Trust and

  Trustee                                   34 other investment companies
                                            in the Fund Complex

  William J. Copeland        $197.06        $122,362 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  J. Christopher Donahue     $0             $0 for the Trust and

  President and Trustee                     18 other investment companies
                                            in the Fund Complex

  James E. Dowd              $179.13        $122,362 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Lawrence D. Ellis, M.D.    $179.13        $111,222 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Edward L. Flaherty, Jr.    $197.06        $122,362 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Peter E. Madden            $179.13        $111,222 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John E. Murray, Jr.        $179.13        $111,222 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Wesley W. Posvar           $179.13        $111,222 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Marjorie P. Smuts          $179.13        $111,222 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

* Information is furnished for the fiscal year ended December 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of eight portfolios.

+ The information is provided for the last calendar year.

++ Mr. Constantakis became a member of the Board of Trustees on February 23, 1998. He did not receive any fees as of the fiscal year end of the Trust.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's investment adviser is Federated Advisers. It is a subsidiary of Federated Investors. All voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son,
J. Christopher Donahue.

The adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Advisers receives an annual investment advisory fee as described in the prospectus.

For the fiscal years ended December 31, 1997, 1996, and 1995, the adviser earned advisory fees of $306,771, $154,455, and $40,601, respectively, of which $123,674, $154,455, and $40,601, respectively, were voluntarily waived.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended December 31, 1997, 1996, and 1995, the Fund paid no brokerage commissions on brokerage transactions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended December 31, 1997, 1996, and 1995, the Administrators earned $125,002, $125,000, and $125,000, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through it registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, PA.

PURCHASING SHARES

Shares of the Fund are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Purchases and Redemptions" and "What Shares Cost."

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

The Shareholder Services Agreement was not in effect in the Fund's fiscal year ended December 31, 1997.

DETERMINING NET ASSET VALUE

The Fund attempts to stabilize the value of a share at $1.00. The days on which net asset value is calculated by the Fund are described in the prospectus.

USE OF THE AMORTIZED COST METHOD

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the SEC under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. Under the Rule, the Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles the Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice or (2) at specified intervals not exceeding 397 calendar days on no more than 30 days' notice. A standby commitment entitles the Fund to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

MONITORING PROCEDURES

The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more NRSROs. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instrument with a remaining maturity of more than thirteen months can be purchased by the Fund.

Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   * invest in securities within certain statutory limits; and * distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

The Fund intends to comply with the variable asset diversification regulations which are described in the prospectus and this Statement. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

TOTAL RETURN

The Fund's average annual total returns for the one-year period ended December 31, 1997, and for the period from November 18, 1994 (date of initial public investment) to December 31, 1997, were 4.93% and 4.95%, respectively.

The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

YIELD

The Fund's yield for the seven-day period ended December 31, 1997 was 5.10%.

The Fund calculates its yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

   * determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;
   * dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and
   * multiplying the base period return by 365/7.

EFFECTIVE YIELD

The Fund's effective yield for the seven-day period ended December 31, 1997 was 5.23%.

The Fund's effective yield is computed by compounding the unannualized base period return by:

   * adding 1 to the base period return; * raising the sum to the 365/7th power; and * subtracting 1 from the result.

Effective yield does not reflect the charges and expense of a variable annuity contract. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of a Fund's performance.

PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates and market value of portfolio securities; * changes in Fund expenses; and * the relative amount of the Fund's cash flow.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund used in advertising may include:

   * LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "money market instruments funds" category in advertising and sales literature.
   * BANK RATE MONITOR NATIONAL INDEX, MIAMI BEACH, FLORIDA, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.
   * MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.

Advertisements and other sales literature for the Fund may refer to total return. Total return is the historic change in the value of an investment in the Fund based on the monthly reinvestment of dividends over a specified period of time.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the money market sector, Federated Investors gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1997, Federated managed more than $63.1 billion in assets across 51 money market funds, including 18 government, 11 prime, and 22 municipal with assets approximating $35 billion, $17.1 billion, and $10.9 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated Investors' service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended December 31, 1997, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 1997 (File Nos. 33-69268 and 811-8042). A copy of the Report may be obtained without charge by contacting the Fund.

* Source: Investment Company Institute






Federated International Equity Fund II

(A Portfolio of Federated Insurance Series)

PROSPECTUS

This prospectus offers shares of Federated International Equity Fund II (the "Fund"), which is a diversified investment portfolio in Federated Insurance Series (the "Trust"), an open-end management investment company. The Fund's investment objective is to obtain a total return on its assets. Shares of the Fund may be sold only to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by the insurance companies.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Fund through the variable life insurance policies and variable annuity contracts offered by insurance companies which provide for investment in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated April 23, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE AVAILABLE EXCLUSIVELY AS A FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE PROSPECTUSES FOR SUCH CONTRACTS.

Prospectus dated April 23, 1998

TABLE OF CONTENTS

 Financial Highlights         1
 General Information          2
 Investment Information       2
 Investment Objective         2
 Investment Policies          2
 Investment Limitations       7
 Net Asset Value              8
 Investing in the Fund        8
 Purchases and Redemptions    8
 What Shares Cost             8
 Dividends                    8
 Fund Information             9
 Management of the Fund       9
 Distribution of Fund Shares  9
 Administration of the Fund  10
 Brokerage Transactions      10
 Shareholder Information     10
 Voting Rights               10
 Tax Information             11
 Federal Income Tax          11
 State and Local Taxes       11
 Performance Information     11

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on the Fund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                            YEAR ENDED DECEMBER 31,
                                                                             1997    1996  1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                       $11.16  $10.35  $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                      0.07  0.11**    0.07
   Net realized and unrealized gain on investments and foreign currency       1.05    0.75    0.28
   Total from investment operations                                           1.12    0.86    0.35
 LESS DISTRIBUTIONS
   Distributions from net investment income                                 (0.01)  (0.05)      --
 NET ASSET VALUE, END OF PERIOD                                             $12.27  $11.16  $10.35
 TOTAL RETURN(B)                                                            10.08%   8.32%   3.50%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                                  1.23%   1.25%  1.22%*
   Net investment income                                                     0.76%   0.89%  1.63%*
   Expense waiver/reimbursement(c)                                           0.98%   3.05% 11.42%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                                 $36,575 $17,752  $4,760
   Average commission rate paid(d)                                         $0.0068 $0.0030      --
   Portfolio turnover                                                         179%    103%     34%

* Computed on an annualized basis.

** Per share information presented is based upon the monthly average number of shares outstanding.

(a) Reflects operations for the period from May 5, 1995 (date of initial public investment) to December 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT, DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

GENERAL INFORMATION

The Fund is a portfolio of Federated Insurance Series, which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") have not established separate classes of shares.

Shares of the Fund are sold only to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Shares of the Fund are sold at net asset value as described in the section entitled "What Shares Cost." Shares of the Fund are redeemed at net asset value.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The Fund's investment objective is to obtain a total return on its assets. The investment objective cannot be changed without the approval of the Fund's shareholders. While there is no assurance that the Fund will achieve its investment objective, it attempts to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

ACCEPTABLE INVESTMENTS

The Fund will attempt to achieve its objective by investing at least 65% of its assets (and under normal market conditions substantially all of its assets) in equity securities of issuers located in at least three different countries outside of the United States. The Fund's investment approach is based on the premise that investing in such non-U.S. securities provides three potential benefits over investing solely in U.S. securities: (1) the opportunity to invest in foreign issuers believed to have superior growth potential; (2) the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S.; and (3) the opportunity to reduce portfolio volatility to the extent that securities markets inside and outside the U.S. do not move in harmony. The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"); corporate and government fixed income securities of issuers outside of the U.S.; convertible securities; and options and financial futures contracts. In addition, the Fund may enter into forward commitments, repurchase agreements, and foreign currency transactions; and maintain reserves in foreign or U.S. money market instruments.

Unless otherwise indicated, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change to these policies becomes effective.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

DEPOSITARY RECEIPTS

The Fund may purchase sponsored or unsponsored ADRs, GDRs, and EDRs (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts.

FIXED INCOME SECURITIES

At the date of this prospectus, the Fund has committed its assets primarily to dividend-paying equity securities of established companies that appear to have growth potential. However, as a temporary defensive position, the Fund may shift its emphasis to fixed income securities, warrants, or other obligations of foreign companies or governments, if they appear to offer potential higher return. Fixed income securities include preferred stock, bonds, notes, or other debt securities which are investment grade or higher, as described below. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

The debt securities in which the Fund will invest will possess a minimum credit rating of BBB as assigned by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, will be judged by the Fund's adviser to be of comparable quality. Because the average quality of these securities should remain constantly between AAA and BBB, the Fund may avoid the adverse consequences that may arise for some debt securities in difficult economic circumstances. Downgraded securities will be evaluated on a case by case basis by the adviser. The adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. A description of the ratings categories is contained in the Appendix to the Statement of Additional Information.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS-(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS-(Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS-(Preferred Equity Redemption Cumulative Stock, an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES-(Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding, without limit, convertible securities rated below investment grade by an NRSRO or in the Fund holding such securities where they have acquired a rating below investment grade after the Fund has purchased it.

The Fund's investments in convertible securities will not be subject to the quality rating limit on other securities in which the Fund invests.

REAL ESTATE INVESTMENT TRUSTS

The Fund may purchase interests in real estate investment trusts. Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location.

OPTIONS AND FINANCIAL FUTURES CONTRACTS

The Fund may purchase put and call options, financial futures contracts, and options on financial futures contracts. In addition, the Fund may write (sell) put and call options with respect to securities in the Fund's portfolio.

FORWARD COMMITMENTS

Forward commitments are contracts to purchase securities for a fixed price at a date beyond customary settlement time. The Fund may enter into these contracts if liquid securities in amounts sufficient to meet the purchase price are segregated on the Fund's records at the trade date and maintained until the transaction has been settled. Risk is involved if the value of the security declines before settlement. Although the Fund enters into forward commitments with the intention of acquiring the security, it may dispose of the commitment prior to settlement and realize a short-term profit or loss.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

MONEY MARKET INSTRUMENTS

The Fund may invest in foreign and U.S. money market instruments, including interest-bearing call deposits with banks, government obligations, certificates of deposit, banker's acceptances, commercial paper, short-term corporate debt securities, and repurchase agreements. The commercial paper in which the Fund invests will be rated A-1 by S&P or P-1 by Moody's. These investments may be used to temporarily invest cash received from the sale of Fund shares, to establish and maintain reserves for temporary defensive purposes, or to take advantage of market opportunities. Investments in the World Bank, Asian Development Bank, or Inter-American Development Bank are not anticipated.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent restricted securities are not determined to be liquid, the Fund will limit their purchase together with other illiquid securities including non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options to 15% of its net assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned.

FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. Cross-hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that is the subject of the hedge.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN
CURRENCIES

A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. No more than 30% of the Fund's assets will be committed to forward contracts for hedging purposes at any time. (This restriction does not include forward contracts entered into to settle securities transactions.)

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

RISKS ASSOCIATED WITH FINANCIAL FUTURES CONTRACTS AND OPTIONS ON FINANCIAL FUTURES CONTRACTS

When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's adviser could be incorrect in its expectations about the direction or extent of market factors such as interest or currency exchange rate movements. In these events, the Fund may lose money on the futures contract or option. Also, it is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Fund's adviser will consider liquidity before entering into such transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

RISKS ASSOCIATED WITH NON-U.S. SECURITIES

Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments. In an attempt to reduce some of these risks, the Fund diversifies its investments broadly among foreign countries, including both developed and developing countries. At least three different countries will always be represented.

The Fund occasionally takes advantage of the unusual opportunities for higher returns available from investing in developing countries. These investments, however, carry considerably more volatility and risk because they are associated with less mature economies and less stable political systems.

CURRENCY RISKS

Because the Fund may purchase securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates could affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease.

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund will not convert its holdings of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

FOREIGN COMPANIES

Other differences between investing in non-U.S. and U.S. securities include:

   * less publicly available information about foreign companies; * the lack of uniform financial accounting standards applicable to foreign companies;
   * less readily available market quotations on foreign companies; * differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks;
   * differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; * generally lower foreign stock market volume; * the likelihood that foreign securities may be less liquid or more volatile;
   * foreign brokerage commissions may be higher;
   * unreliable mail service between countries; and
   * political or financial changes which adversely affect investments in some countries.

U.S. GOVERNMENT POLICIES

In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors such as the Fund. Investors are advised that when such policies are instituted, the Fund will abide by them.

SHORT SALES

The Fund intends to sell securities short from time to time, subject to certain restrictions. A short sale occurs when a borrowed security is sold in anticipation of a decline in its price. If the decline occurs, shares equal in number to those sold short can be purchased at the lower price. If the price increases, the higher price must be paid. The purchased shares are then returned to the original lender. Risk arises because no loss limit can be placed on the transaction. When the Fund enters into a short sale, assets equal to the market price of the securities sold short or any lesser price at which the Fund can obtain such securities, are segregated on the Fund's records and maintained until the Fund meets its obligations under the short sale.

DEVELOPING/EMERGING MARKETS

The economies of individual emerging countries may differ favorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the U.S.

INVESTMENT LIMITATIONS

The Fund will not:

   * with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities (other than securities issued or guaranteed by the government of the U.S. or its agencies or instrumentalities) of any one issuer, or acquire more than 10% of the outstanding voting securities of any one issuer;
   * sell securities short except under strict limitations; * borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge its assets to secure such borrowings; or
   * permit margin deposits for financial futures contracts held by the Fund, plus premiums paid by it for open options on financial futures contracts, to exceed 5% of the fair market value of the Fund's total assets, after taking into account the unrealized profits and losses on the contracts.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

The Fund will not:

   * invest more than 15% of the value of its net assets in illiquid securities, including securities not determined by the Trustees to be liquid, repurchase agreements with maturities longer than seven days after notice, and certain over-the-counter options; or
   * purchase put options on securities unless the securities or an offsetting call option is held in the Fund's portfolio.

VARIABLE ASSET REGULATIONS

The Fund is also subject to variable contract asset regu- lations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments, and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

The Fund will be operated at all times so as to comply with the foregoing diversification requirements.

STATE INSURANCE REGULATIONS

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by certain insurance companies. The contracts will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applicable, the Fund may be limited in its ability to engage in such investments and to manage its portfolio with desired flexibility. The Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Fund.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. It is not anticipated that the portfolio trading engaged in by the Fund will result in its annual rate of portfolio turnover exceeding 200%. A portfolio turnover rate of 100% would occur, for example, if all the securities in the Fund's portfolio were replaced once in a period of one year. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's investment adviser deems it appropriate to make changes in the Fund's portfolio.

NET ASSET VALUE

The net asset value per share of the Fund fluctuates. It is determined by dividing the sum of the market value of all securities and other assets of the Fund, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUND

PURCHASES AND REDEMPTIONS

Shares of the Fund are not sold directly to the general public. The Fund's shares are used solely as the investment vehicle for separate accounts of insurance companies offering variable life insurance policies and variable annuity contracts. The use of Fund shares as investments for both variable life insurance policies and variable annuity contracts is referred to as "mixed funding." The use of Fund shares as investments by separate accounts of unaffiliated life insurance companies is referred to as "shared funding."

The Fund intends to engage in mixed funding and shared funding in the future. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment, or other considerations, resulting from mixed funding or shared funding, the Trustees of the Fund will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

Shares of the Fund are purchased or redeemed on behalf of participating insurance companies at the next computed net asset value after an order is received on days on which the New York Stock Exchange is open.

WHAT SHARES COST

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days on which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchase orders from separate accounts investing in the Fund which are received by the insurance companies by 4:00 p.m. (Eastern time) will be computed at the net asset value of the Fund determined on that day, as long as such purchase orders are received by the Fund in proper form and in accordance with applicable procedures by 8:00 a.m. (Eastern time) on the next business day and as long as federal funds in the amount of such orders are received by the Fund on the next business day. It is the responsibility of each insurance company which invests in the Fund to properly transmit purchase orders and federal funds in accordance with the procedures described above.

DIVIDENDS

Dividends on shares of the Fund are declared and paid annually.

Shares of the Fund will begin earning dividends if owned on the record date. Dividends of the Fund are automatically reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Global Research Corp., the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Fund and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

ADVISORY FEES

The Fund's adviser receives an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The adviser can terminate this voluntary waiver and reimbursement of expenses at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors. Prior to September 1995, Federated Global Research Corp. had not served as an investment adviser to mutual funds.

Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's investment adviser. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's investment adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 until 1995.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select institutions to perform shareholder services. Institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

Federated Securities Corp., from its own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance may be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:.

 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS
 0.150%      on the first $250 million
 0.125%       on the next $250 million
 0.100%       on the next $250 million
 0.075% on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

SHAREHOLDER INFORMATION

VOTING RIGHTS

The insurance company separate accounts, as shareholders of the Fund, will vote the Fund shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account. As of April 8, 1998, Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 91.96% of the voting securities of the Fund, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. Aetna Retirement Services Central Valuation Unit is owned by Aetna Inc.

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that only shares of the Fund are entitled to vote on matters affecting only the Fund. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees in certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because the Fund expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

The Fund intends to comply with the variable asset diversification regulations which are described earlier in this prospectus. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

STATE AND LOCAL TAXES

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time the Fund advertises total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage. The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding.

The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders. Performance information will not reflect the charges and expenses of a variable annuity or variable life insurance contract. Because shares of the Fund can only be purchased by a separate account of an insurance company offering such a contract, you should review the performance figures of the contract in which you are invested, which performance figures will accompany any advertisement of the Fund's performance.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

NOTES

[Graphic]

Federated Investors

Federated International Equity Fund II
(A Portfolio of Federated Insurance Series)

PROSPECTUS

APRIL 23, 1998

A Diversified Portfolio of Federated Insurance Series, an Open-End Management Investment Company

FEDERATED
INSURANCE
SERIES
FEDERATED INTERNATIONAL EQUITY FUND II

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Global Research Corp.
175 Water Street
New York, NY 10038-4965

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, PA 15222-5401

Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com

Cusip 313916603
G01078-01 (4/98)
[Graphic]





FEDERATED INTERNATIONAL EQUITY FUND II

(A PORTFOLIO OF FEDERATED INSURANCE SERIES)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of Federated International Equity Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust") dated April 23, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED INSURANCE SERIES
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated April 23, 1998

Federated Investors
Federated Securities Corp., Distributor

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federtaedinvestors.com

Cusip 313916603
G01078-02 (4/98)

[Graphic]

TABLE OF CONTENTS

 GENERAL INFORMATION                                                      1
 INVESTMENT OBJECTIVE AND POLICIES                                        1
 Types of Investments                                                     1
 Convertible Securities                                                   1
 Futures and Options Transactions                                         1
 Foreign Currency Hedging Transactions                                    4
 Warrants                                                                 4
 Repurchase Agreements                                                    5
 Reverse Repurchase Agreements                                            5
 When-Issued and Delayed Delivery Transactions                            5
 Lending of Portfolio Securities                                          5
 Investing in Securities of Other Investment Companies                    5
 Restricted and Illiquid Securities                                       5
 Risks                                                                    6
 Portfolio Turnover                                                       6
 INVESTMENT LIMITATIONS                                                   6
 Diversification of Investments                                           6
 Acquiring Securities                                                     6
 Concentration of Investments                                             6
 Borrowing                                                                6
 Pledging Assets                                                          7
 Buying on Margin                                                         7
 Issuing Senior Securities                                                7
 Underwriting                                                             7
 Investing in Real Estate                                                 7
 Investing in Commodities                                                 7
 Lending Cash or Securities                                               7
 Selling Short                                                            7
 Purchasing Securities to Exercise Control                                7
 Investing in Restricted and Illiquid Securities                          7
 Dealing in Puts and Calls                                                8
 FEDERATED INSURANCE SERIES MANAGEMENT                                    8
 Fund Ownership                                                          12
 Trustee Compensation                                                    13
 Trustee Liability                                                       13
 INVESTMENT ADVISORY SERVICES                                            13
 Adviser to the Fund                                                     13
 Advisory Fees                                                           14
 BROKERAGE TRANSACTIONS                                                  14
 OTHER SERVICES                                                          14
 Fund Administration                                                     14
 Custodian and Portfolio Accountant                                      14
 Transfer Agent                                                          14
 Independent Auditors                                                    15
 PURCHASING SHARES                                                       15
 SHAREHOLDER SERVICES                                                    15
 DETERMINING NET ASSET VALUE                                             15
 Determining Market Value of Securities                                  15
 Trading in Foreign Securities                                           15
 MASSACHUSETTS PARTNERSHIP LAW                                           16
 TAX STATUS                                                              16
 The Fund's Tax Status                                                   16
 Foreign Taxes                                                           16
 Shareholders' Tax Status                                                16
 TOTAL RETURN                                                            16
 YIELD                                                                   17
 PERFORMANCE COMPARISONS                                                 17
 Economic and Market Information                                         18
 ABOUT FEDERATED INVESTORS                                               18
 Mutual Fund Market                                                      18
 Institutional Clients                                                   18
 Bank Marketing                                                          19
 Broker/Dealers and Broker/Dealer Subsidiaries                           19
 FINANCIAL STATEMENTS                                                    19
 APPENDIX                                                                20

GENERAL INFORMATION

The Fund is a portfolio of Federated Insurance Series (the "Trust"), which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. At a meeting of the Board of Trustees (the "Trustees") held on November 14, 1995, the Trustees approved an amendment to the Declaration of Trust to change the name of the Trust from Insurance Management Series to Federated Insurance Series. At a meeting of the Trustees held on February 26, 1996, the Trustees approved an amendment to the Declaration of Trust to change the name of the Fund from International Stock Fund to Federated International Equity Fund II. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this Statement, the Trustees have not established separate classes of shares.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to obtain a total return on its assets.

TYPES OF INVESTMENTS

The Fund invests in a diversified portfolio of equity securities issued by non-U.S. issuers. The Fund will invest at least 65%, and under normal market conditions, substantially all of its total assets, in equity securities of issuers located in at least three different countries outside of the United States. The Fund may also purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"); purchase investment grade corporate and government fixed income securities of issuers outside the U.S.; enter into forward commitments, repurchase agreements, and foreign currency transactions; and maintain reserves in foreign or U.S. money market instruments.

CONVERTIBLE SECURITIES

DECS, or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS, or similar instruments marketed under different names, offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

FUTURES AND OPTIONS TRANSACTIONS

As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling futures contracts and options on futures contracts, and buying put and call options on portfolio securities and securities indices. The Fund may also write covered put and call options on portfolio securities to attempt to increase its current income or to hedge a portion of its portfolio investments. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on a futures contract may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series. The Fund will not engage in futures transactions for speculative purposes.

FUTURES CONTRACTS

The Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund also may purchase and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade to hedge against changes in prices. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

"MARGIN" IN FUTURES TRANSACTIONS

Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash, U.S. government securities or highly-liquid debt securities with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

To the extent required to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5 and thereby avoid status as a "commodity pool operator," the Fund will not enter into a futures contract, or purchase an option thereon, if immediately thereafter the initial margin deposits for futures contracts held by it, plus premiums paid by it for open options on futures contracts, would exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. Second, the Fund will not enter into these contracts for speculative purposes; rather, these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the CFTC. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. Finally, because the Fund will submit to the CFTC special calls for information, the Fund will not register as a commodities pool operator.

PUT OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS

The Fund may purchase listed put options on financial and stock index futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates or stock prices. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contracts entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

When the Fund sells a put on a futures contract, it receives a cash premium in exchange for granting to the purchaser of the put the right to receive from the Fund, at the strike price, a short position in such futures contract, even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction.

CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS

In addition to purchasing put options on futures, the Fund may write listed and over-the-counter call options on financial and stock index futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

In other words, as the underlying futures price falls below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities.

When the Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures contract.

The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES AND STOCK INDICES

The Fund may purchase put options on portfolio securities and stock indices to protect against price movements in the Fund's portfolio securities. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES AND STOCK INDICES

The Fund may also write covered call options to generate income and thereby protect against price movements in the Fund's portfolio securities. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price or, in the case of a securities index, a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." Because in connection with the Fund's forward foreign currency transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked to market on a daily basis. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

WARRANTS

The Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

REPURCHASE AGREEMENTS

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy, pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

LENDING OF PORTFOLIO SECURITIES

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A under the Securities Act of 1993.

The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

   * the frequency of trades and quotes for the security;
   * the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   * dealer undertakings to make a market in the security; and * the nature of the security and the nature of the marketplace trades.

RISKS

When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities or foreign currency subject to the futures contracts may not correlate perfectly with the prices of the securities or currency in the Fund's portfolio. This may cause the futures contract and any related options to react differently to market changes than the portfolio securities or foreign currency. In addition, the adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements or foreign currency exchange rate fluctuations. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market. The inability to close out these positions could have an adverse effect on the Fund's ability to effectively hedge its portfolio.

To minimize risks, the Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the value of the Fund's total assets after taking into account the unrealized profits and losses on those contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

PORTFOLIO TURNOVER

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. Portfolio securities will be sold when the adviser believes it is appropriate, regardless of how long those securities have been held. Any such trading will increase the Fund's portfolio turnover rate and transaction costs. The adviser to the Fund does not anticipate that portfolio turnover will result in adverse tax consequences. For the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates for the Fund were 179% and 103%, respectively.

INVESTMENT LIMITATIONS

DIVERSIFICATION OF INVESTMENTS

With respect to 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of any one issuer.

ACQUIRING SECURITIES

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

CONCENTRATION OF INVESTMENTS

The Fund will not invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

BORROWING

The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts up to one-third of the value of its total assets, including the amount borrowed. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities would be inconvenient or disadvantageous. The Fund will not purchase securities while outstanding borrowings exceed 5% of the value of its total assets.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate assets, except when necessary for permissible borrowings. Neither the deposit of underlying securities or other assets in escrow in connection with the writing of put or call options or the purchase of securities on a when-issued basis, nor margin deposits for the purchase and sale of financial futures contracts and related options are deemed to be a pledge.

BUYING ON MARGIN

The Fund will not purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of transactions, except that the Fund may make margin payments in connection with its use of financial futures contracts or related options and transactions.

ISSUING SENIOR SECURITIES

The Fund will not issue senior securities except in connection with borrowing money directly or through reverse repurchase agreements or as required by forward commitments to purchase securities or currencies.

UNDERWRITING

The Fund will not underwrite or participate in the marketing of securities of other issuers, except as it may be deemed to be an underwriter under federal securities law in connection with the disposition of its portfolio securities.

INVESTING IN REAL ESTATE

The Fund will not invest in real estate, although it may invest in securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts, provided that the sum of its initial margin deposits for financial futures contracts held by the Fund, plus premiums paid by it for open options on financial futures contracts, may not exceed 5% of the fair market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts. Further, the Fund may engage in foreign currency transactions and purchase or sell forward contracts with respect to foreign currencies and related options.

LENDING CASH OR SECURITIES

The Fund will not lend any assets except portfolio securities. This shall not prevent the purchase or holding of bonds, debentures, notes, certificates of indebtedness, or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objective and policies or its Declaration of Trust.

SELLING SHORT

The Fund will not sell securities short unless (1) it owns, or has a right to acquire, an equal amount of such securities, or (2) it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. The segregated amount will not exceed 10% of the Fund's net assets. While in a short position, the Fund will retain the securities, rights, or segregated assets.

Except as noted, the above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Except as noted, shareholders will be notified before any material change in these limitations becomes effective.

PURCHASING SECURITIES TO EXERCISE CONTROL

The Fund will not purchase securities of a company for the purpose of exercising control or management.

INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with maturities longer than seven days after notice, and certain over-the-counter options and certain restricted securities not determined to be liquid under criteria established by the Trustees.

DEALING IN PUTS AND CALLS

The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or the Fund is entitled to them in deliverable form without further payment or the Fund has segregated cash in the amount of any further payments. The Fund will not purchase put options on securities unless the securities or an offsetting call option is held in the Fund's portfolio. The Fund may also purchase, hold or sell (i) contracts for future delivery of securities or currencies and (ii) warrants granted by the issuer of the underlying securities.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund has no present intent to borrow money or pledge securities in excess of 5% of the value of its total assets in the coming fiscal year.

For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FEDERATED INSURANCE SERIES MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Insurance Series, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director, Member of the Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate: September 3, 1939

Trustee

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the Fund's outstanding shares.

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: SAFECO Mutual Funds/SAFECO Securities Inc., Seattle, WA, owned approximately 190,855 shares (6.26%); and Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 2,801,888 shares (91.96%).

TRUSTEE COMPENSATION

                              AGGREGATE

             NAME,           COMPENSATION

        POSITION WITH            FROM         TOTAL COMPENSATION PAID

            TRUST               TRUST*#           FROM FUND COMPLEX+

  John F. Donahue            $0             $0 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Thomas G. Bigley           $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John T. Conroy, Jr.        $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Nicholas P. Constantakis++ $0             $0 for the Trust and
  Trustee                                   34 other investment companies
                                            in the Fund Complex

  William J. Copeland        $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  J. Christopher Donahue     $0             $0 for the Trust and
  President and Trustee                     18 other investment companies
                                            in the Fund Complex

  James E. Dowd              $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Lawrence D. Ellis, M.D.    $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Edward L. Flaherty, Jr.    $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Peter E. Madden            $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John E. Murray, Jr.        $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Wesley W. Posvar           $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Marjorie P. Smuts          $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

* Information is furnished for the fiscal year ended December 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of eight portfolios.

+ The information is provided for the last calendar year.

++ Mr. Constantakis became a member of the Board of Trustees on February 23, 1998. He did not receive any fees as of the fiscal year end of the Trust.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's investment adviser is Federated Global Research Corp. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The adviser shall not be liable to the Fund, the Trust, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Global Research Corp. receives an annual investment advisory fee as described in the prospectus.

For the fiscal years ended December 31, 1997 and 1996, and for the period from May 5, 1995 (date of initial public investment) to December 31, 1995, the adviser earned advisory fees of $273,830, $106,851, and $12,476, respectively, of which $273,316, $106,851, and $12,476, respectively, were waived.

BROKERAGE TRANSACTIONS

The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliated might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended December 31, 1997 and 1996, and for the period from May 5, 1995 (date of initial public investment) to December 31, 1995, the Fund paid total brokerage commissions of $291,180, $104,437, and $15,076, respectively.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From May 5, 1995 (date of initial public investment), to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended December 31, 1997 and 1996, and for the period from May 5, 1995 (date of initial public investment) to December 31, 1995, the Administrators earned $125,002, $125,000, and $81,165, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, PA.

PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares is explained in the prospectus under "Purchases and Redemptions" and "What Shares Cost."

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

The Shareholder Services Agreement was not in effect during the Fund's fiscal year ended December 31, 1997.

DETERMINING NET ASSET VALUE

The net asset value of the Fund generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date.

DETERMINING MARKET VALUE OF SECURITIES

Market or fair values of the Fund's portfolio securities are determined as follows:

   * according to the last reported sale price on a recognized securities exchange, if available. (If a security is traded on more than one exchange, the price on the primary market for that security, as determined by the Adviser is used.);
   * according to the mean between the last closing bid and asked prices, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;
   * at fair value as determined in good faith by the Trustees; or * for short-term obligations with remaining maturities of less than 60 days at the time of purchase, at amortized cost, which approximates value.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities; yield; quality; coupon rate; maturity; type of issue; trading characteristics; and other market data.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   * invest in securities within certain statutory limits; and * distribute to its shareholders at least 90% of its net income earned during the year.

However, the Fund may invest in the stock of certain foreign corporations which would constitute a Passive Foreign Investment Company (PFIC). Federal income taxes may be imposed on the Fund upon disposition of PFIC investments.

FOREIGN TAXES

Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

SHAREHOLDERS' TAX STATUS

The Fund intends to comply with the variable asset diversification regulations which are described in the prospectus and in this Statement of Additional Information. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.

Contract owners should review the contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

TOTAL RETURN

For the fiscal year ended December 31, 1997, and for the period from May 5, 1995 (date of initial public investment) to December 31, 1997, the average annual total returns for the Fund were 10.08% and 8.26%, respectively.

The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the annual reinvestment of all dividends and distributions. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

YIELD

The Fund did not calculate a yield for the thirty-day period ended December 31, 1997.

The Fund's yield is determined by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders. Also the yield does not reflect the charges and expenses of an insurance contract. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates on money market instruments; * changes in Fund expenses; and * various other factors.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any indices used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   * LIPPER ANALYTICAL SERVICES, INC., for example, makes comparative calculations for one-month, three-month, one-year, and five-year periods which assume the reinvestment of all capital gains distributions and income dividends.
   * MORGAN STANLEY EUROPE, AUSTRALIA, AND FAR EAST (EAFE) INDEX is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.
   * SALOMON BROTHERS WORLD EQUITY INDEX EX U.S. is a capitalization-weighted index comprised of equities from 22 countries excluding the United States.
   * FT ACTUARIES WORLD - EX U.S. INDEX is comprised of 1,740 stocks, excluding U.S. stocks, jointly compiled by the Financial Times Ltd., Goldman, Sachs & Co., and NatWest Securities Ltd. in conjunction with the Institute of Actuaries and the Faculty of Actuaries.

Advertisements and sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on annual reinvestment of dividends over a specified period of time.

From time to time as it deems appropriate the Fund may advertise its performance using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposit and time deposits and to money market fund using the Lipper Analytical Services money market instruments average.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Funds' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Funds can compare their performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual funds industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the equity sector, Federated Investors has more than 27 years experience. As of December 31, 1997, Federated managed 29 equity funds totaling approximately $11.7 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

* Source: Investment Company Institute

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwidewe have over 2,200 broker/dealer and bank broker/dealer relationships across the countrysupported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended December 31, 1997, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 1997 (File Nos. 33-69268 and 811-8042). Copies of the Report may be obtained without charge by contacting the Fund.

APPENDIX

STANDARD AND POOR'S BOND RATING DEFINITIONS

AAA-Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B-Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC-Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

CC-The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C-The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI-The rating CI is reserved for income bonds on which no interest is being paid.

D-Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba-Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated C represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATINGS

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligator's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this call are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probably over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD,DD, and D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

STANDARD & POOR'S COMMERCIAL PAPER RATING

A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING

Prime-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2-Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH IBCA, INC. SHORT-TERM DEBT RATING

F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1-Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

F-2-Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.





Federated Growth Strategies Fund II

(A Portfolio of Federated Insurance Series)

Prospectus

This prospectus offers shares of Federated Growth Strategies Fund II (the "Fund"), which is a diversified investment portfolio in Federated Insurance Series (the "Trust"), an open-end, diversified management investment company. The investment objective of the Fund is capital appreciation. Shares of the Fund may be sold only to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by insurance companies.

The shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including the possible loss of principal.

This prospectus contains the information you should read and know before you invest in the Fund through the variable annuity contracts and variable life insurance policies offered by insurance companies which provide for investment in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated April 23, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information, is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE AVAILABLE EXCLUSIVELY AS FUNDING VEHICLES FOR LIFE INSURANCE COMPANIES WRITING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE PROSPECTUS FOR SUCH CONTRACTS.

Prospectus dated April 23, 1998

TABLE OF CONTENTS

 Financial Highlights        1
 General Information         2
 Investment Information      2
 Investment Objective        2
 Investment Policies         2
 Investment Limitations      5
 Net Asset Value             5
 Investing in the Fund       6
 Purchases and Redemptions   6
 What Shares Cost            6
 Dividends                   6
 Fund Information            6
 Management of the Fund      6
 Distribution of Fund Shares 7
 Administration of the Fund  8
 Brokerage Transactions      8
 Shareholder Information     8
 Voting Rights               8
 Tax Information             8
 Federal Taxes               8
 State and Local Taxes       9
 Performance Information     9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. The report, dated February 6, 1998, on the Fund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                         YEAR ENDED DECEMBER 31,
                                                                        1997      1996    1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                   $12.80    $10.30    $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                0.02**      0.05      0.03
   Net realized and unrealized gain on investments                        3.41      2.45      0.27
   Total from investment operations                                       3.43      2.50      0.30
 LESS DISTRIBUTIONS
   Distributions from net investment income                             (0.02)   (0.004)        --
   Distributions from net realized gain on investments                  (0.07)        --        --
   Total distributions                                                  (0.09)   (0.004)        --
 NET ASSET VALUE, END OF PERIOD                                         $16.14    $12.80    $10.30
 TOTAL RETURN(B)                                                        27.03%    24.32%     3.00%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                              0.85%     0.85%    0.85%*
   Net investment income                                                 0.14%     0.55%    1.91%*
   Expense waiver/reimbursement(c)                                       0.67%     3.87%   76.95%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                             $47,280   $16,985      $368
   Average commission rate paid(d)                                     $0.0566   $0.0376        --
   Portfolio turnover                                                     148%       96%        4%

* Computed on an annualized basis.

** Per share information presented is based upon the monthly average number of shares outstanding.

(a) Reflects operations for the period from November 9, 1995 (date of initial public investment) to December 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

GENERAL INFORMATION

The Fund is a portfolio of Federated Insurance Series, which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have not established separate classes of shares.

Shares of the Fund are sold only to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Shares of the Fund are sold at net asset value as described in the section entitled "What Shares Cost." Shares of the Fund are redeemed at net asset value.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is capital appreciation. The investment objective cannot be changed without the approval of the Fund's shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing at least 65% of its assets in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant fundamental changes are taking place. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks.

Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund's investment adviser selects equity securities on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of each company's business. The Fund generally invests in companies with market capitalization of $100,000,000 or more. The fundamental changes which the investment adviser will seek to identify in companies include, for example, restructuring of basic businesses or reallocations of assets which present opportunities for significant share price appreciation. At times, the Fund will invest in securities of companies which are deemed by the investment adviser to be candidates for acquisition by other entities as indicated by changes in ownership, changes in standard price-to-value ratios, and an examination of other standard analytical indices.

The securities in which the Fund invests include, but are not limited to common stocks, preferred stocks, convertible securities, securities of foreign issuers, securities of other investment companies, and corporate obligations, including bonds, debentures, notes, and warrants. In addition, the Fund may engage in repurchase agreements, lend portfolio securities, purchase securities on a when-issued or delayed delivery basis, and invest in put and call options, futures, and options on futures.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS - (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS (Preferred Equity Redemption Cumulative Stock, an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES - (Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding, without limit, convertible securities rated below investment grade by a nationally recognized statistical rating organization (NRSRO) or in the Fund holding such securities where they have acquired a rating below investment grade after the Fund has purchased it.

The Fund's investments in convertible securities will not be subject to the quality rating limit on other securities in which the Fund invests.

SECURITIES OF FOREIGN ISSUERS

The Fund may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depositary receipts. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions.

As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the investment adviser to be substantial.

CORPORATE OBLIGATIONS

The Fund may invest up to 35% of its total assets in bonds, debentures, notes and warrants of corporate issuers. These securities will generally be rated BBB or better by Standard & Poor's ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") at the time of investment, or if unrated, of comparable quality. Securities which are rated BBB by S&P or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than higher-rated bonds. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates. Downgrades will be evaluated on a case by case basis by the investment adviser. The investment adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. A description of the ratings categories is contained in the Appendix to the Statement of Additional Information.

In addition, with respect to the 35% limit, the Fund may invest up to 5% of its assets in debt obligations rated B or better by S&P or Moody's.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

REPURCHASE AGREEMENTS

The Fund will engage in repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase together with other illiquid securities including non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, and over-the-counter options to 15% of its net assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, or both, up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. This is a fundamental policy which may not be changed without the approval of shareholders. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees, and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the portfolio securities loaned at all times.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

TEMPORARY INVESTMENTS

For defensive purposes only, the Fund may also invest temporarily in cash and cash items during times of unusual market conditions and to maintain liquidity. Cash items may include short-term obligations such as:

   * commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch IBCA, Inc.;
   * securities issued and/or guaranteed as to the payment of principal and interest by the U.S. government or its agencies and instrumentalities;
   * certificates of deposit, demand and time deposits, bankers' acceptances, deposit notes, and other instruments of domestic and foreign banks and other deposit institutions; and
   * repurchase agreements.

PUT AND CALL OPTIONS

The Fund may purchase put options on stocks. These options will be used only as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio. The Fund may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Writing of calls by the Fund is intended to generate income for the Fund and, thereby, protect against price movements in particular securities in the Fund's portfolio.

Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Fund's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the Fund's adviser.

Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market, while over-the-counter options may not.

FUTURES CONTRACTS AND RELATED OPTIONS

The Fund may purchase and sell financial futures and stock index futures contracts to hedge all or a portion of its portfolio against changes in the price of its portfolio securities, but will not engage in futures transactions for speculative purposes.

The Fund may also write call options and purchase put options on financial futures and stock index futures contacts as a hedge to attempt to protect securities in its portfolio against decreases in value.

VARIABLE ASSET REGULATIONS

The Fund is also subject to variable contract asset regula- tions prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one-year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments, and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

The Fund will be operated at all times so as to comply with the foregoing diversification requirements.

STATE INSURANCE REGULATIONS

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by certain insurance companies. The contracts will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applicable, the Fund may be limited in its ability to engage in such investments and to manage its portfolio with desired flexibility. The Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Fund.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status.") Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the investment adviser deems it appropriate make changes in the Fund's portfolio.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval.

NET ASSET VALUE

The net asset value per share of the Fund fluctuates. It is determined by dividing the sum of the market value of all securities and other assets of the Fund, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUND

PURCHASES AND REDEMPTIONS

Shares of the Fund are not sold directly to the general public. The Fund's shares are used solely as the investment vehicle for separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies. The use of Fund shares as investments for both variable annuity contracts and variable life insurance policies is referred to as "mixed funding." The use of Fund shares as investments by separate accounts of unaffiliated life insurance companies is referred to as "shared funding."

The Fund intends to engage in mixed funding and shared funding in the future. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment, or other considerations, resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

Shares of the Fund are purchased or redeemed on behalf of participating insurance companies at the next computed net asset value after an order is received on days on which the New York Stock Exchange is open.

WHAT SHARES COST

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days on which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchase orders from separate accounts investing in the Fund which are received by the insurance companies by 4:00 p.m. (Eastern time), will be computed at the net asset value of the Fund determined on that day, as long as such purchase orders are received by the Fund in proper form and in accordance with applicable procedures by 8:00 a.m. (Eastern time) on the next business day and as long as federal funds in the amount of such orders are received by the Fund on the next business day. It is the responsibility of each insurance company which invests in the Fund to properly transmit purchase orders and federal funds in accordance with the procedures described above.

DIVIDENDS

Dividends on shares of the Fund are declared and paid annually.

Shares of the Fund will begin earning dividends if owned on the applicable record date. Dividends of the Fund are automatically reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of these codes are subject to review by the Trustees, and could result in severe penalties.

ADVISORY FEES

The Fund's adviser receives an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The adviser can terminate this voluntary waiver and reimbursement of expenses at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

James E. Grefenstette has been a portfolio manager of the Fund since the Fund's inception. Mr. Grefenstette joined Federated Investors in 1992 and has been a Vice President of the Fund's investment adviser since 1996. From 1994 until 1996, Mr. Grefenstette acted as an Assistant Vice President of the Fund's investment adviser, and served as an Investment Analyst of the investment adviser from 1992 to 1994. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Salvatore Esposito has been a portfolio manager of the Fund since August 1997. Mr. Esposito joined Federated Investors in 1995 as an Investment Analyst of the Fund's investment adviser and has been an Assistant Vice President of the Fund's investment adviser since October 1997. From 1987 to 1995, Mr. Esposito served in various positions at PNC Bank, culminating in that of Vice President/Lead Reviewer. Mr. Esposito earned his M.B.A., concentrating in Finance, from Duquesne University.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select institutions to perform shareholder services. Institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

Federated Securities Corp., from its own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance may be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS
 0.150%      on the first $250 million
 0.125%       on the next $250 million
 0.100%       on the next $250 million
 0.075% on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the adviser may give consideration to those firms which have sold or are selling shares of the other funds distributed by Federated Securities Corp. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

SHAREHOLDER INFORMATION

VOTING RIGHTS

The insurance company separate accounts, as shareholders of the Fund, will vote the Fund shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account. As of April 8, 1998, Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 100% of the voting securities of the Fund, and, therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. Aetna Retirement Services is owned by Aetna Inc.

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that only shares of the Fund are entitled to vote on matters affecting only the Fund. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees in certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.

TAX INFORMATION

FEDERAL TAXES

The Fund will pay no federal income tax because the Fund expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

The Fund intends to comply with the variable asset diversification regulations which are described earlier in this prospectus. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

STATE AND LOCAL TAXES

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time the Fund advertises total return and yield.

Total return represents the change, over a specific period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Performance information will not reflect the charges and expenses of a variable annuity or variable life insurance contract. Because shares of the Fund can only be purchased by a separate account of an insurance company offering such a contract, you should review the performance figures of the contract in which you are invested, which performance figures will accompany any advertisement of the Fund's performance.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

[Graphic]

FEDERATED GROWTH STRATEGIES FUND II

(A Portfolio of Federated Insurance Series)

Prospectus

April 23, 1998

A Diversified Portfolio of Federated Insurance Series, an Open-End Management Investment Company

FEDERATED
INSURANCE
SERIES
FEDERATED GROWTH STRATEGIES FUND II
Federated Investors Funds
5800 Corporate Drive

Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Advisers
Federated Investors Tower

1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and
Trust Company

Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600

Boston, MA 02266-8600

INDEPENDENT AUDITORS
Deloitte & Touche LLP
2500 One PPG Place

Pittsburgh, PA 15222-5401

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 313916702
G01283-01 (4/98)

[Graphic]





FEDERATED GROWTH STRATEGIES FUND II

(A PORTFOLIO OF FEDERATED INSURANCE SERIES)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of Federated Growth Strategies Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust") dated April 23, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED INSURANCE SERIES
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated April 23, 1998

[Graphic]

Federated Securities Corp., Distributor
Federated Investors Towers
1001 Liberty Avenue
Pittsburgh, PA  15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 313916702
G01283-02 (4/98)

[Graphic]

TABLE OF CONTENTS

 GENERAL INFORMATION 1 INVESTMENT OBJECTIVE AND POLICIES 1 Types of Investments 1 Restricted and Illiquid Securities 5 When-Issued and Delayed Delivery Transactions 5 Lending of Portfolio Securities 5 Investing in Securities of Other Investment Companies 5 Repurchase Agreements 5 Reverse Repurchase Agreements 5 Portfolio Turnover 5 INVESTMENT LIMITATIONS 6 Selling Short and Buying on Margin 6 Issuing Senior Securities and Borrowing Money 6 Pledging Assets 6 Concentration of Investments 6 Investing in Commodities 6 Investing in Real Estate 6 Lending Cash or Securities 6 Underwriting 6 Diversification of Investments 7 Investing in Put Options 7 Writing Covered Call Options 7 Purchasing Securities to Exercise Control 7 Investing in Restricted and Illiquid Securities 7 FEDERATED INSURANCE SERIES MANAGEMENT 8 Fund Ownership 11 Trustee Compensation 12 Trustee Liability 12 INVESTMENT ADVISORY SERVICES 12 Adviser to the Fund 12 Advisory Fees 13 BROKERAGE TRANSACTIONS 13 OTHER SERVICES 13 Fund Administration 13 Custodian and Portfolio Accountant 13 Transfer Agent 13 Independent Auditors 13 PURCHASING SHARES 14 SHAREHOLDER SERVICES 14 DETERMINING NET ASSET VALUE 14 Determining Market Value of Securities 14 MASSACHUSETTS PARTNERSHIP LAW 14 TAX STATUS 15 The Fund's Tax Status 15 Shareholders' Tax Status 15 TOTAL RETURN 15 YIELD 15 PERFORMANCE COMPARISONS 16 Economic and Market Information 17 ABOUT FEDERATED INVESTORS 17 Mutual Fund Market 17 Institutional Clients 17 Bank Marketing 17 Broker/Dealers and Bank Broker/Dealer Subsidiaries 18 FINANCIAL STATEMENTS 18 APPENDIX 19

GENERAL INFORMATION

The Fund is a portfolio of Federated Insurance Series (the "Trust"), which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. At a meeting of the Board of Trustees (the "Trustees") held on November 14, 1995, the Trustees approved an amendment to the Declaration of Trust to change the name of the Trust from Insurance Management Series to Federated Insurance Series. At a meeting of the Trustees held on February 26, 1996, the Trustees approved an amendment to the Declaration of Trust to change the name of the Fund from Growth Stock Fund to Federated Growth Strategies Fund II. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this Statement, the Trustees have not established separate classes of shares.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is capital appreciation. The Fund pursues this investment objective by investing primarily in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant changes are taking place. The investment objective cannot be changed without approval of shareholders.

TYPES OF INVESTMENTS

The Fund may invest in common stocks, preferred stocks, convertible securities, securities of foreign issuers, U.S. government obligations, securities of other investment companies; and corporate obligations, including bonds, debentures, notes, and warrants. The Fund may also engage in repurchase agreements, lend portfolio securities, purchase securities on a when-issued or delayed delivery basis, and invest in put and call options, futures and options on futures. The following supplements the discussion of acceptable investments in the prospectus.

CORPORATE DEBT SECURITIES

Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

Corporate debt securities that are lower-rated (i.e., rated below BBB by Standard & Poor's or Baa by Moody's Investors Service, Inc.) are commonly referred to as "junk bonds." While these lower-rated bonds will usually offer higher yields than higher-rated securities, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower-rated bonds are regarded as predominately speculative with regard to each issuer's continuing ability to make principal and interest payments. In addition, the secondary trading market for lower-rated bonds may be less liquid than for investment grade bonds. As a result of these factors, lower-rated bonds tend to have more price volatility and carry more risk to principal than higher-rated bonds. The investment adviser will endeavor to limit these risks through diversifying the portfolio and through careful credit analysis of individual issuers.

CONVERTIBLE SECURITIES

DECS, or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS, or similar instruments marketed under different names, offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

WARRANTS

Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

FUTURES AND OPTIONS TRANSACTIONS

As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling futures contracts and options on futures contracts, and buying put and call options on portfolio securities and securities indices. The Fund may also write covered put and call options on portfolio securities to attempt to increase its current income or to hedge a portion of its portfolio investments. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on a futures contract may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series. The Fund will not engage in futures transactions for speculative purposes.

FUTURES CONTRACTS

The Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund also may purchase and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade to hedge against changes in prices. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

"MARGIN" IN FUTURES TRANSACTIONS

Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash, U.S. government securities or highly-liquid debt securities with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

To the extent required to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5 and thereby avoid status as a "commodity pool operator," the Fund will not enter into a futures contract, or purchase an option thereon, if immediately thereafter the initial margin deposits for futures contracts held by it, plus premiums paid by it for open options on futures contracts, would exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. Second, the Fund will not enter into these contracts for speculative purposes; rather, these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the CFTC. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. Finally, because the Fund will submit to the CFTC special calls for information, the Fund will not register as a commodities pool operator.

PUT OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS

The Fund may purchase listed put options on financial and stock index futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates or stock prices. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

When the Fund sells a put on a futures contract, it receives a cash premium in exchange for granting to the purchaser of the put the right to receive from the Fund, at the strike price, a short position in such futures contract, even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction.

CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS

In addition to purchasing put options on futures, the Fund may write listed and over-the-counter call options on financial and stock index futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

In other words, as the underlying futures price falls below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities.

When the Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strikeprice determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures contract. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES AND STOCK INDICES

The Fund may purchase put options on portfolio securities and stock indices to protect against price movements in the Fund's portfolio securities. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES AND STOCK INDICES

The Fund may also write covered call options to generate income and thereby protect against price movements in the Fund's portfolio securities. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price or, in the case of a securities index, a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

U.S. GOVERNMENT OBLIGATIONS

The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued and/or guaranteed by the U.S. government agencies or instrumentalities. These securities are backed by:

   * the full faith and credit of the U.S. Treasury;
   * the issuer's right to borrow from the U.S. Treasury;
   * the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
   * the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

   * Farm Credit System; including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives;
   * Federal Home Loan Banks; * Federal Home Loan Mortgage Corporation; * Federal National Mortgage Association; and * Student Loan Marketing Association.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

   * the frequency of trades and quotes for the security;
   * the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   * dealer undertakings to make a market in the security; and * the nature of the security and the nature of the marketplace trades.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on a Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities, up to one-third of the value of its total assets, to broker/dealers, banks, or other institutional borrowers of securities. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

REPURCHASE AGREEMENTS

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

PORTFOLIO TURNOVER

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. For the fiscal year ended December 31, 1997 and 1996, the portfolio turnover rates for the Fund were 148% and 96%, respectively.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, and then only in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of its total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges by the Fund: margin deposits for the purchase and sale of futures contracts and related options, any segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in any one industry. However, the Fund may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options on futures contracts provided that the sum of its initial margin deposits for futures contracts plus premiums paid by it for open options on futures contracts may not exceed 5% of the fair market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except portfolio securities up to one-third of its total assets. This shall not prevent the Fund from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the Fund's investment objective and policies or the Trust's Declaration of Trust.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

DIVERSIFICATION OF INVESTMENTS

With respect to 75% of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer.

In addition, the Fund will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the Fund considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes in these limitations become effective.

INVESTING IN PUT OPTIONS

The Fund will not purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put options.

WRITING COVERED CALL OPTIONS

The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

PURCHASING SECURITIES TO EXERCISE CONTROL

The Fund will not purchase securities of a company for the purpose of exercising control or management.

INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Fund will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, over the counter options, and certain restricted securities not determined to be liquid under the criteria established by the Trustees.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction.

The Fund has no present intention to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FEDERATED INSURANCE SERIES MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Insurance Series, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate: September 3, 1939

Trustee

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the Fund's outstanding shares.

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Aetna Retirement Services, Hartford, CT, owned approximately 3,228,446 shares (100%).

TRUSTEE COMPENSATION

                               AGGREGATE

            NAME,            COMPENSATION

        POSITION WITH             FROM         TOTAL COMPENSATION PAID

            TRUST               TRUST*#           FROM FUND COMPLEX+

  John F. Donahue            $0             $0 for the Trust and

  Chairman and Trustee                      56 other investment companies
                                            in the Fund Complex

  Thomas G. Bigley           $154.28        $111,222 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John T. Conroy, Jr.        $169.74        $122,362 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Nicholas P. Constantakis++ $0             $0 for the Trust and

  Trustee                                   34 other investment companies
                                            in the Fund Complex

  William J. Copeland        $169.74        $122,362 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  J. Christopher Donahue     $0             $0 for the Trust and

  President and Trustee                     18 other investment companies
                                            in the Fund Complex

  James E. Dowd              $169.74        $122,362 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Lawrence D. Ellis, M.D.    $154.28        $111,222 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Edward L. Flaherty, Jr.    $169.74        $122,362 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Peter E. Madden            $154.28        $111,222 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John E. Murray, Jr.        $154.28        $111,222 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Wesley W. Posvar           $154.28        $111,222 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Marjorie P. Smuts          $154.28        $111,222 for the Trust and

  Trustee                                   56 other investment companies
                                            in the Fund Complex

* Information is furnished for the fiscal year ended December 31, 1996.

# The aggregate compensation is provided for the Trust which is comprised of eight portfolios.

+ The information is provided for the last calendar year.

++ Mr. Constantakis became a member of the Board of Trustees on February 23, 1998. He did not receive any fees as of the fiscal year end of the Trust.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's investment adviser is Federated Advisers. It is a subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Advisers receives an annual investment advisory fee as described in the prospectus.

For the fiscal year ended December 31, 1997, 1996, and for the period from November 9, 1995 (date of initial public investment) to December 31, 1995, the adviser earned advisory fees of $245,993, $51,083, and $231, respectively, of which $168,091, $51,083, and $231, respectively, were voluntarily waived.

BROKERAGE TRANSACTIONS

The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal year ended December 31, 1997, 1996, and for the period from November 9, 1995 (date of initial public investment) to December 31, 1995, the Fund paid $100,717, $26,305, and $322, respectively, in brokerage commissions on brokerage transactions.

Although investment decisions for the Fund are made independently from those of any other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended December 31, 1997, and 1996, and for the period from November 9, 1995 (date of initial public investment) to December 31, 1995, the Administrators earned $125,002, $125,000, and $17,808, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through it registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, PA.

PURCHASING SHARES

Shares of the Fund are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Purchases and Redemptions" and "What Shares Cost."

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

The Shareholder Services Agreement was not in effect in the Fund's fiscal year ended December 31, 1997.

DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.

DETERMINING MARKET VALUE OF SECURITIES

The values of the Fund's portfolio securities are determined as follows:

   * for equity securities and bonds and other fixed income securities, according to the last sale price on a national securities exchange, if available;
   * in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
   * for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available; otherwise, as determined by an independent pricing service;
   * for unlisted equity securities, the latest mean prices; * for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or
   * for all other securities, at fair value as determined in good faith by the Trustees.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   * invest in securities within certain statutory limits; and * distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

The Fund intends to comply with the variable asset diversification regulations which are described in the prospectus and this Statement. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

TOTAL RETURN

The Fund's average annual total returns for the one-year period ended December 31, 1997 and for the period from November 9, 1995 (date of initial public investment) to December 31, 1997, were 27.03% and 25.46%, respectively.

The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the quarterly reinvestment of all dividends and distributions. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

YIELD

The Fund's 30-day yield for the thirty-day period ended December 31, 1997 was 0.00%.

The yield for the Fund is determined by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders. Also, the yield does not reflect the charges and expenses of an insurance contract. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates and market value of portfolio securities; * changes in Fund expenses; and * the relative amount of the Fund's cash flow.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   * LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, the Trust will quote its Lipper ranking in the "growth funds" category in advertising and sales literature.

   * DOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.
   * STANDARD & POOR'S ("S&P") LOW-PRICED INDEX compares a group of approximately twenty actively traded stocks priced under $25 for one-month periods and year-to-date.
   * STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.
   * STANDARD & POOR'S 500 is an unmanaged index of common stocks in industry, transportation, finance, and public utilities denoting general market performance, as monitored by S&P Corporation.

   * LIPPER GROWTH FUND AVERAGE is an average of the total returns for 251 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.
   * LIPPER GROWTH FUND INDEX is an average of the net asset-valuated total returns for the top 30 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.
   * MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertisements and sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on quarterly reinvestment of dividends over a specified period of time.

From time to time as it deems appropriate, the Fund may advertise its performance using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposit and time deposits and to money market funds using the Lipper Analytical Services money market instruments average.

Advertising and other promotional literature may include charts, graphs, and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging, and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the equity sector, Federated Investors has more than 27 years' experience. As of December 31, 1997, Federated managed 29 equity funds totaling approximately $11.7 billion in assets across growth, value, equity income, international, index, and sector (i.e., utility) styles. Federated Investors' value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

In the corporate bond sector, as of December 31, 1997, Federated managed 11 money market funds and 16 bond funds with assets approximating $17.1 billion and $5.6 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 22 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country -- supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended December 31, 1997, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 1997 (File Nos. 33-69268 and 811-8042). A copy of the Report may be obtained without charge by contacting the Fund.

*Source: Investment Company Institute

APPENDIX

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B--Debt rated BB and B is regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. B indicates the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade Bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.





Federated Equity Income Fund II

(A Portfolio of Federated Insurance Series)

PROSPECTUS

This prospectus offers shares of Federated Equity Income Fund II (the "Fund"), which is a diversified investment portfolio of Federated Insurance Series (the "Trust"), an open-end management investment company. The Fund's investment objective is to provide above average income and capital appreciation. Shares of the Fund may be sold only to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by the insurance companies.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Fund through the variable life insurance policies and variable annuity contracts offered by insurance companies which provide for investment in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated April 23, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE AVAILABLE EXCLUSIVELY AS A FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE PROSPECTUSES FOR SUCH CONTRACTS.

Prospectus dated April 23, 1998

TABLE OF CONTENTS

 Financial Highlights                               1
 General Information                                2
 Investment Information                             2
 Investment Objective                               2
 Investment Policies                                2
 Portfolio Turnover                                 6
 Investment Limitations                             6
 Hub and Spoke (R) Option                           7
 Net Asset Value                                    7
 Investing in the Fund                              7
 Purchases and Redemptions                          7
 What Shares Cost                                   7
 Dividends                                          8
 Fund Information                                   8
 Management of the Fund                             8
 Distribution of Fund Shares                        8
 Administration of the Fund                         9
 Brokerage Transactions                             9
 Shareholder Information                           10
 Voting Rights                                     10
 Tax Information                                   10
 Federal Income Tax                                10
 State and Local Taxes                             10
 Performance Information                           10
 Appendix                                          11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on the the Fund's financial statements for the year ended December 31, 1997, and on the following table for the period presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                                  PERIOD ENDED
                                                                                  DECEMBER 31,
                                                                                     1997(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                $10.47
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                               0.23
   Net realized and unrealized gain on investments                                     1.76
   Total from investment operations                                                    1.99
 LESS DISTRIBUTIONS
   Distributions from net investment income                                           (0.15)
 NET ASSET VALUE, END OF PERIOD                                                      $12.31
 TOTAL RETURN(B)                                                                      19.19%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                                            0.85%*
   Net investment income                                                               2.41%*
   Expense waiver/reimbursement(c)                                                     1.44%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                                          $32,875
   Average commission rate paid(d)                                                  $0.0038
   Portfolio turnover                                                                    68%

* Computed on an annualized basis.

(a) Reflects operations for the period from January 30, 1997 (date of initial public investment) to December 31, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

GENERAL INFORMATION

The Fund is a portfolio of Federated Insurance Series, which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have not established separate classes of shares.

Shares of the Fund are sold only to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Shares of the Fund are sold at net asset value as described in the section entitled "What Shares Cost." Shares of the Fund are redeemed at net asset value.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide above average income and capital appreciation. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund attempts to achieve its objectives by investing at least 65% of its assets in income-producing equity securities. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks. The portion of the Fund's total assets invested in common stocks, preferred stocks, convertible securities and corporate bonds will vary according to the Fund's assessment of market and economic conditions and outlook.

The Fund's stock selection emphasizes those common stocks in each sector that have good value, attractive yield, and dividend growth potential. The Fund will utilize convertible securities because such securities typically offer high yields and good potential for capital appreciation.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS - (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS (Preferred Equity Redemption Cumulative Stock, an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES - (Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding, without limit, convertible securities rated below investment grade by an NRSRO or in the Fund holding such securities where they have acquired a rating below investment grade after the Fund has purchased it.

The Fund's investments in convertible securities will not be subject to the quality rating limit on other securities in which the Fund invests. See "High Yield Corporate Debt Obligations."

In addition, zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. The Fund will be required to distribute income accrued from zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

TEMPORARY INVESTMENTS

The Fund may also invest temporarily, in amounts of 35% or less of the Fund's assets, in cash and cash items during times of unusual market conditions to maintain liquidity. Cash items may include the following short-term obligations:

   * commercial paper and Europaper (dollar denominated commercial paper issued outside the United States);
   * instruments of domestic and foreign banks and savings associations (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances);
   * obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements; and other short-term instruments.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. This policy is a fundamental policy and may not be changed without shareholder approval. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.

PUT AND CALL OPTIONS

The Fund may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may also write call options on all or any portion of its portfolio to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or for which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration.

The Fund may generally purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options since options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the adviser.

Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. The Fund will not buy call options or write put options without further notification to shareholders.

FINANCIAL FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and U.S. Treasury securities, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

RISKS

When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio manager could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the portfolio manager will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice to 15% of its net assets.

AMERICAN DEPOSITARY RECEIPTS

The Fund may purchase American Depositary Receipts ("ADRs") issued by U.S. Banks as a substitute for direct ownership of securities of foreign companies. ADRs are traded in the United States on stock exchanges and in the over-the-counter markets like stocks of domestic companies.

SECURITIES OF FOREIGN ISSUERS

The Fund may invest in securities of foreign issuers. Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments. In an attempt to reduce some of these risks, the Fund diversifies its investments broadly among foreign countries, including both developed and developing countries. The Fund will take advantage of the unusual opportunities for higher returns available from investing in developing countries and may invest in the securities of such countries. These investments carry considerably more volatility and risk because they are associated with less mature economies and less stable political systems. Foreign securities are denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations. Although the Fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell securities. Other differences between investing in foreign and U.S. companies include: less publicly available information about foreign companies; the lack of uniform financial accounting standards applicable to foreign companies; less readily available market quotations on foreign companies; differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; generally lower foreign stock market value; the likelihood that foreign securities may be less liquid or more volatile; foreign brokerage commissions may be higher; unreliable mail service between countries; and political or financial changes which adversely affect investments in some countries. Securities prices in developing countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, developing countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Such countries may also have restrictions on foreign ownership or prohibitions on the repatriation of assets, and may have less protection of property rights than developed countries. The economies of developing countries may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in developing countries may trade a small number of securities and may be unable to respond effectively to increased trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in developing countries typically offer less regulatory protection for investors. In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors such as the Fund. Although the Fund is unaware of any current restrictions, investors are advised that these policies could be reinstituted.

HIGH-YIELD CORPORATE DEBT OBLIGATIONS

The Fund may invest up to 35% of the value of its total assets in corporate debt obligations that are not investment grade securities or are not rated but are determined by the adviser to be of comparable quality and may include bonds in default. Securities which are rated BBB or lower by Standard & Poor's or Baa or lower by Moody's either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. A description of the rating categories is contained in the Appendix to this prospectus. There is no lower limit with respect to rating categories for securities in which the Fund may invest.

Corporate debt obligations that are not determined to be investment grade are high-yield, high-risk securities ("junk bonds"), typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated securities may be more difficult to dispose of or to value than high-rated, lower-yielding securities. The Fund does not intend to invest more than 5% of its assets in corporate debt obligations that are not investment-grade securities during the current fiscal year.

The prices of fixed income securities generally fluctuate inversely to the direction of interest rates. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments with respect to these securities than for higher rated securities. The adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

REAL ESTATE INVESTMENT TRUSTS

The Fund may purchase interests in real estate investment trusts. Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location.

PORTFOLIO TURNOVER

Securities in the Fund's portfolio will be sold whenever the adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The adviser to the Fund does not anticipate that portfolio turnover will result in adverse tax consequences. Any such trading will increase the Fund's portfolio turnover rate and transaction costs.

VARIABLE ASSET REGULATIONS

The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Sec-tion 817(h) of the Internal Revenue Code. After a one year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments, and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

The Fund will be operated at all times so as to comply with the forgoing diversification requirements.

STATE INSURANCE REGULATION

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by certain insurance companies. The contracts will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applicable, the Fund may be limited in its ability to engage in such investments and to manage its portfolio with desired flexibility. The Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Fund.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except that under certain circumstances the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings;
   * sell securities short except, under strict limitations, it may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions;
   * invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any issuer; or
   * purchase portfolio instruments if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

The Fund will not:

   * commit more than 5% of the value of its total assets to premiums on open put option positions.

HUB AND SPOKE (R) OPTION

If the Trustees determine it to be in the best interest of the Fund and its shareholders, the Fund may in the future seek to achieve its investment objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed in substantially the same manner as the Fund.

The initial shareholder of the Fund (which is an affiliate of Federated Securities Corp.) voted to vest authority to use this investment structure in the sole discretion of the Trustees. No further approval of shareholders is required. Shareholders will receive at least 30 days prior notice of any such investment.

In making its determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although it is expected that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will remain the same or be materially reduced if this investment structure is implemented.

NET ASSET VALUE

The net asset value per share of the Fund fluctuates. It is determined by dividing the sum of the market value of all securities and other assets of the Fund, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUND

PURCHASES AND REDEMPTIONS

Shares of the Fund are not sold directly to the general public. The Fund's shares are used solely as the investment vehicle for separate accounts of insurance companies offering variable life insurance policies and variable annuity contracts. The use of Fund shares as investments for both variable life insurance policies and variable annuity contracts is referred to as "mixed funding." The use of Fund shares as investments by separate accounts of unaffiliated life insurance companies is referred to as "shared funding."

The Fund intends to engage in mixed funding and shared funding in the future. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment, or other considerations resulting from mixed funding or shared funding, the Trustees of the Fund will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

Shares of the Fund are purchased or redeemed on behalf of participating insurance companies at the next computed net asset value after an order is received on days on which the New York Stock Exchange is open.

WHAT SHARES COST

The net asset value is determined at the close of trading (normally 4:00 p.m. Eastern time), on the New York Stock Exchange, Monday through Friday, except on:
(i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase orders from separate accounts investing in the Fund which are received by the insurance companies by 4:00 p.m. (Eastern time) will be computed at the net asset value of the Fund determined on that day, as long as such purchase orders are received by the Fund in proper form and in accordance with applicable procedures by 8:00 a.m. (Eastern time) on the next business day and as long as federal funds in the amount of such orders are received by the Fund on the next business day. It is the responsibility of each insurance company which invests in the Fund to properly transmit purchase orders and federal funds in accordance with the procedures described above.

DIVIDENDS

Dividends on shares of the Fund are declared and paid annually.

Shares of the Fund begin earning dividends if owned on the record date. Dividends of the Fund are automatically reinvested in additional shares of such Fund on payment dates at the ex-dividend date net asset value.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

   ADVISORY FEES

   The adviser receives an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The adviser can terminate this voluntary waiver at any time at its sole discretion.

   ADVISER'S BACKGROUND

   Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

   Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

   Linda A. Duessel has been a portfolio manager of the Fund since February 1997. Ms. Duessel joined Federated Investors in 1991 and has been a Vice President of the Fund's investment adviser since 1995. Ms. Duessel was an Assistant Vice President of the Fund's investment adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

   Steven J. Lehman has been a portfolio manager of the Fund since August 1997. Mr. Lehman joined the Fund's adviser in May 1997 as a Vice President. From 1986 to May 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio Manager, at First Chicago NBD. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of up to 0.25% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees will be determined from time to time by the distributor. The Fund is not currently paying any 12b-1 fees under the Plan. Should the Fund begin to pay these fees, shareholders will be notified.

The Plan is a compensation-type Plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select institutions to perform shareholder services. Institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

Federated Securities Corp. from its own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance may be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

 MAXIMUM            AVERAGE AGGREGATE
   FEE               DAILY NET ASSETS
 0.150%          on the first $250 million
 0.125%          on the next $250 million
 0.100%          on the next $250 million
 0.075%     on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

SHAREHOLDER INFORMATION

VOTING RIGHTS

The insurance company separate accounts, as shareholders of the Fund, will vote the Fund shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account. As of April 8, 1998, Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 99.96% of the voting securities of the Fund, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. Aetna Retirement Services Central Valuation Unit is owned by Aetna Inc.

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that only shares of the Fund are entitled to vote on matters affecting only the Fund. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the fund's operation and for the election of the Trustees in certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

The Fund intends to comply with the variable asset diversification regulations which are described earlier in this prospectus. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

STATE AND LOCAL TAXES

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time, the Fund advertises total return and yield.

Total return represents the change, over a specific period of time, in the value of an investment in each class of shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of each class of shares is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Performance information will not reflect the charges and expenses of a variable annuity or variable life insurance contract. Because shares of the Fund can only be purchased by a separate account of an insurance company offering such a contract, you should review the performance figures of the contract in which you are invested, which performance figures will accompany any advertisement of the Fund's performance.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

APPENDIX

STANDARD AND POOR'S LONG-TERM DEBT RATINGS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B--Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. ("FITCH"), LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and eco-nomic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR--NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

   * Leading market positions in well established industries.
   * High rates of return on funds employed.
   * Conservative capitalization structure with moderate reliance on debt and ample asset protection.
   * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
   * Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

Fitch-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

[Graphic]

FEDERATED EQUITY INCOME FUND II

(A Portfolio of Federated Insurance Series)

PROSPECTUS
APRIL 23, 1998

A Diversified Portfolio of Federated Insurance Series, an Open-End, Management Investment Company

FEDERATED
INSURANCE
SERIES

FEDERATED EQUITY INCOME FUND II Federated Investors Funds 5800 Corporate Drive Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Advisers
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, PA 15222-5401

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 313916801
G01298-01 (4/98)

[Graphic]







FEDERATED EQUITY INCOME FUND II

(A PORTFOLIO OF FEDERATED INSURANCE SERIES)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of the Federated Equity Income Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust") dated April 23, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED INSURANCE SERIES
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated April 23, 1998

[Graphic]

Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 313916801
G01298-02 (4/98)

[Graphic]

TABLE OF CONTENTS

 GENERAL INFORMATION 1 INVESTMENT OBJECTIVE AND POLICIES 1 Convertible Securities 1 Temporary Investments 1 Warrants 2 When-Issued and Delayed Delivery Transactions 2 Repurchase Agreements 2 Futures and Options Transactions 2 Restricted and Illiquid Securities 4 Lending of Portfolio Securities 4 Reverse Repurchase Agreements 4 Investing in Securities of Other Investment Companies 4 Portfolio Turnover 4 INVESTMENT LIMITATIONS 5 Buying on Margin 5 Selling Short 5 Issuing Senior Securities and Borrowing Money 5 Pledging Assets 5 Investing in Real Estate 5 Investing in Commodities 5 Underwriting 5 Lending Cash or Securities 5 Concentration of Investments 5 Diversification of Investments 6 Arbitrage Transactions 6 Acquiring Securities 6 Writing Covered Call Options and Purchasing Put Options 6 Investing in Restricted and Illiquid Securities 6 FEDERATED INSURANCE SERIES MANAGEMENT 7 Fund Ownership 10 Trustee Compensation 11 Trustee Liability 11 INVESTMENT ADVISORY SERVICES 11 Adviser to the Fund 11 Advisory Fees 12 BROKERAGE TRANSACTIONS 12 OTHER SERVICES 12 Fund Administration 12 Custodian and Portfolio Accountant 12 Transfer Agent 12 Independent Auditors 12 PURCHASES AND REDEMPTIONS 12 DISTRIBUTION PLAN AND SHAREHOLDER SERVICES 13 DETERMINING NET ASSET VALUE 13 Determining Market Value of Securities 13 MASSACHUSETTS PARTNERSHIP LAW 13 TAX STATUS 14 The Fund's Tax Status 14 Shareholders' Tax Status 14 TOTAL RETURN 14 YIELD 14 PERFORMANCE COMPARISONS 15 Economic and Market Information 16 ABOUT FEDERATED INVESTORS 16 Mutual Fund Market 16 Institutional Clients 16 Bank Marketing 16 Broker/Dealers and Bank Broker/Dealer Subsidiaries 17 FINANCIAL STATEMENTS 17

GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Federated Insurance Series (the "Trust"), which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. At a meeting of the Board of Trustees (the "Trustees") held on November 14, 1995, the Trustees approved an amendment to the Declaration of Trust to change the name of the Trust from "Insurance Management Series" to "Federated Insurance Series." The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this Statement, the Trustees have not established separate classes of shares.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide above average income and capital appreciation. The investment objective cannot be changed without approval of shareholders.

CONVERTIBLE SECURITIES

DECS, or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS, or similar instruments marketed under different names, offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

TEMPORARY INVESTMENTS

The temporary investments in which the Fund may invest include, but are not limited to:

   * commercial paper rated A-1 or A-2 by Standard & Poor's, Prime-1 or Prime-2 by Moody's Investors Service, Inc., or F-1 or F-2 by Fitch IBCA, Inc., and Europaper rated A-1, A-2, Prime-1, or Prime-2. In the case where commercial paper or Europaper has received different ratings from different rating services, such commercial paper or Europaper is an acceptable temporary investment so long as at least one rating is one of the preceding high-quality ratings and provided the Fund's investment adviser has determined that such investment presents minimal credit risks;

   * instruments of domestic and foreign banks and savings associations if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Federal Deposit Insurance Corporation. These instruments may include Eurodollar Certificates of Deposits ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs");

   * obligations of the U.S. government, or its agencies, or instrumentalities;

   * repurchase agreements; and
   * other short-term instruments which are not rated but are determined by the adviser to be of comparable quality to the other temporary obligations in which the Fund may invest.

  INVESTMENT RISKS

  ECDs, ETDs, Yankee CDs, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the adviser in selecting investments for the Fund.

WARRANTS

Warrants basically are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the adviser to be creditworthy pursuant to guidelines established by the Board of Trustees (the "Trustees").

FUTURES AND OPTIONS TRANSACTIONS

The Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income.

  FINANCIAL FUTURES CONTRACTS

  A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future.

  In the fixed-income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed-income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed-income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

  PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS

  The Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

  The Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

  Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

  CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS

  In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

  In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed-income portfolio which is occurring as interest rates rise.

  Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities.

  The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

  "MARGIN" IN FUTURES TRANSACTIONS

  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good-faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

  A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.

  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

  PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES

  The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

  WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES

  The Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A under the Securities Act of 1993. The Trustees may consider the following criteria in determining the liquidity of certain restricted securities:

   * the frequency of trades and quotes for the security;
   * the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   * dealer undertakings to make a market in the security; and * the nature of the security and the nature of the marketplace trades.

LENDING OF PORTFOLIO SECURITIES

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

PORTFOLIO TURNOVER

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. Securities in the Fund's portfolio will be sold whenever the adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The adviser does not anticipate that portfolio turnover will result in adverse tax consequences. Any such trading will increase the Fund's portfolio turnover rate and transaction costs. Portfolio turnover rates are not yet available for this Fund.

For the period from January 30, 1997 (date of initial public investment) to December 31, 1997, the portfolio turnover rate for the Fund was 68%.

INVESTMENT LIMITATIONS

The following limitations are fundamental [except that no investment limitation of the Fund shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered "investment securities" under the Investment Company Act of 1940, or assets exempted by the Securities and Exchange Commission) in an open-end investment company with substantially the same investment objectives]:

BUYING ON MARGIN

The Fund will not purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

SELLING SHORT

The Fund will not sell securities short unless during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interest in real estate.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, except that the Fund may purchase and sell financial futures contracts and related options.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objectives, policies, and limitations.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives and policies and limitations or the Trust's Declaration of Trust.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase portfolio instruments if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry.

DIVERSIFICATION OF INVESTMENTS

The Fund will not invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any issuer. For these purposes, the Fund takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trusteess without shareholder approval [except that no investment limitation of the Fund shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered "investment securities" under the Investment Company Act of 1940, or assets exempted by the Securities and Exchange Commision) in an open-end investment company with substantially the same investment objectives]. Shareholders will be notified before any material change in these limitations becomes effective.

ARBITRAGE TRANSACTIONS

The Fund will not engage in arbitrage transactions.

ACQUIRING SECURITIES

The Fund will not purchase securities of a company for the purpose of exercising control or management. However, the Fund may purchase up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. In addition, the Fund, other companies advised by the adviser, and other affiliated companies may together buy and hold substantial amounts of voting stock of a company and may vote together in regard to such company's affairs. In some cases, the Fund and its affiliates might collectively be considered to be in control of such company. In some cases, Trustees and other persons associated with the Fund and its affiliates might possibly become directors of companies in which the Fund holds stock.

WRITING COVERED CALL OPTIONS AND PURCHASING PUT OPTIONS

The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio. The Fund will not commit more than 5% of the value of its total assets to premiums on open option positions.

INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Fund will not invest more than 15% of its net assets in illiquid securities, including non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities not determined to be liquid under criteria established by the Trustees.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund has no present intention to borrow money, invest in reverse repurchase agreements, pledge securities, or sell securities short in excess of 5% of the value of its total assets during the current fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FEDERATED INSURANCE SERIES MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Insurance Series, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director, Member of the Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate: September 3, 1939

Trustee

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board, and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of
  Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the Fund's outstanding shares.

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 3,187,580 shares (99.96%).

TRUSTEE COMPENSATION

                               AGGREGATE
            NAME,            COMPENSATION
        POSITION WITH             FROM         TOTAL COMPENSATION PAID
            TRUST               TRUST*#           FROM FUND COMPLEX+

  John F. Donahue            $0             $0 for the Trust and
  Chairman and Trustee                      56 other investment companies
                                            in the Fund Complex

  Thomas G. Bigley           $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John T. Conroy, Jr.        $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Nicholas P. Constantakis++ $0             $0 for the Trust and
  Trustee                                   34 other investment companies
                                            in the Fund Complex

  William J. Copeland        $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  J. Christopher Donahue     $0             $0 for the Trust and
  President and Trustee                     18 other investment companies
                                            in the Fund Complex

  James E. Dowd              $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Lawrence D. Ellis, M.D.    $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Edward L. Flaherty, Jr.    $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Peter E. Madden            $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John E. Murray, Jr.        $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Wesley W. Posvar           $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Marjorie P. Smuts          $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

* Information is furnished for the fiscal year ended December 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of eight portfolios.

+ The information is provided for the last calendar year.

++ Mr. Constantakis became a member of the Board of Trustees on February 23, 1998. He did not receive any fees as of the fiscal year end of the Trust.

TRUSTEE LIABILITY

The Delaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's investment adviser is Federated Advisers. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

ADVISORY FEES

For its advisory services, the Federated Advisers receives an annual investment advisory fee as described in the prospectus. For the period from January 30, 1997 (date of initial public investment) to December 31, 1997, Federated Advisers earned advisory fees from the Fund of $96,582, of which $43,970 were voluntarily waived.

BROKERAGE TRANSACTIONS

The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the period from January 30, 1997 (date of initial public investment) to December 31, 1997, the Fund paid $33,449 in brokerage commissions on brokerage transactions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the period from January 30, 1997 (date of initial public investment) to December 31, 1997, Federated Services Company earned $113,358 from the Fund.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through it registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, PA.

PURCHASES AND REDEMPTIONS

Shares are sold at their net asset value on days the New York Stock Exchange is open for business. The procedure for purchasing and redeeming shares of the Fund is explained in the prospectus under "Purchases and Redemptions" and "What Shares Cost."

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

These arrangements permit the payment of fees to institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to: marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Plan, the Trustees expects that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objective, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

The Fund is not currently paying any 12b-1 fees under the Plan. Should the Fund begin to pay these fees, shareholders would be notified.

The Shareholder Services Agreement was not in effect during the Funds' fiscal year ended December 31, 1997.

DETERMINING NET ASSET VALUE

Net asset value of the Fund generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

   * according to the last sale price on a national securities exchange, if available. (If a security is traded on more than one exchange, the price on the primary market for that security, as determined by the adviser is used.);
   * according to the last reported bid price, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;
   * at fair value as determined in good faith by the Trustees; or * for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost, which approximates value. Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities; yield; quality; coupon rate; maturity; type of issue; trading characteristics; and other market data.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

   * invest in securities within certain statutory limits; and

   * distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

The Fund intends to comply with the variable asset diversification regulations which are described in the prospectus and in this Statement of Additional Information. If the Fund fails to comply with these regualtions, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

TOTAL RETURN

For the period from January 30, 1997 (date of initial public investment) to December 31, 1997, the Fund's cumulative total return was 19.19%. Cumulative total return reflects the Fund's total performance over a specific period of time. The Fund's cumulative total return is representative of only eleven months of fund activity.

The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming a monthly reinvestment of all dividends and distributions. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

YIELD

The Fund's yield for the thirty-day period ended December 31, 1997, was 2.00%.

The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. Also the yield does not reflect the charges and expenses of an insurance contract. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in any class of Shares, the performance will be reduced for those shareholders paying those fees.

PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates and market value of portfolio securities; * changes in the Fund's or a class of Shares' expenses; and * various other factors.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   * LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the convertible securities and fixed income funds categories in advertising and sales literature.
   * DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

   * STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS is a composite index of common stocks in industry, transportation, and financial and public utility companies which compares total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestment of all dividends paid by stocks listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated, in the Standard & Poor's figures.

   * MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

In addition, the Fund will, from time to time, use the following standard convertible securities indices against which it will compare its performance:
Goldman Sachs Convertible 100; Kidder Peabody Convertible Bond Index; Value Line Convertible Bond Index; and Dow Jones Utility Index.

Advertisements and other sales literature for the Fund may quote total returns which are calculated on nonstandardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on quarterly reinvestment of dividends over a specified period of time.

From time to time as it deems appropriate, the Fund may advertise its performance using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposit and time deposits, and to money market funds using the Lipper Analytical Services money market instruments average. In addition, advertising and sales literature for the Fund may use charts and graphs to illustrate the principals of dollar-cost averaging and may disclose the amount of dividends paid by the Fund over certain periods of time.

Advertising and other promotional literature may include charts, graphs, and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the equity sector, Federated Investors has more than 27 years' experience. As of December 31, 1997, Federated managed 29 equity funds totaling approximately $11.7 billion in assets across growth, value, equity income, international, index, and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

In the corporate bond sector, as of December 31, 1997, Federated managed 12 money market funds and 16 bonds funds with assets approximating $22.5 billion and $5.6 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 22 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

* Source: Investment Company Institute

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country -- supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended Decembere 31, 1997, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 1997 (File Nos. 33-69268 and 811-8042). Copies of the Report may be obtained without charge by contacting the Fund.








FEDERATED INSURANCE SERIES

PROSPECTUS

This prospectus offers shares of three portfolios (individually referred to as a "Fund" or collectively as the "Funds") of Federated Insurance Series (the "Trust"), which is an open-end, management investment company. Shares of the Funds may be sold only to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by insurance companies. This prospectus offers interests in the following three separate investment portfolios, each having distinct investment objectives and policies:

* Federated Utility Fund II;
* Federated Fund for U.S. Government Securities II; and
* Federated High Income Bond Fund II.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

The separate accounts invest in one or more of the Funds in accordance with allocation instructions received from owners of life insurance policies and annuity contracts. Such allocation rights are described further in the prospectus for the separate account. This prospectus contains the information you should read and know before you invest in any of the Funds through the variable annuity contracts and variable life insurance policies offered by insurance companies which provide for investment in the Trust.
Keep this prospectus for future reference.

FEDERATED HIGH INCOME BOND FUND II MAY INVEST PRIMARILY IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN FEDERATED HIGH INCOME BOND FUND II.

The Trust has also filed a Statement of Additional Information dated April 23, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about a Fund, contact the Trust at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE AVAILABLE EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE PROSPECTUS FOR SUCH CONTRACTS.

Prospectus dated April 23, 1998

TABLE OF CONTENTS

 Financial Highlights-- Federated Utility Fund II                         1
 Financial Highlights -- Federated Fund for U.S.
 Government Securities II                                                 2
 Financial Highlights -- Federated High Income Bond Fund II               3
 General Information on Federated Insurance Series                        4
 Federated Utility Fund II Investment Information                         4
 Investment Objective                                                     4
 Investment Policies                                                      4
 Investment Limitations                                                   6
 Federated Fund for U.S. Government Securities II
 Investment Information                                                   6
 Investment Objective                                                     6
 Investment Policies                                                      6
 Investment Limitations                                                   7
 Federated High Income Bond Fund II Investment Information                7
 Investment Objective                                                     7
 Investment Policies                                                      7
 Investment Risks                                                         8
 Investment Limitations                                                   9
 Investment Practices                                                     9
 Repurchase Agreements                                                    9
 Restricted and Illiquid Securities                                      10
 Lending of Portfolio Securities                                         10
 When-Issued and Delayed Delivery Transactions                           10
 Investing in Securities of Other Investment Companies                   10
 Variable Asset Regulations                                              10
 State Insurance Regulations                                             10
 Net Asset Value                                                         11
 Investing in the Funds                                                  11
 Purchases and Redemptions                                               11
 What Shares Cost                                                        11
 Dividends                                                               11
 Federated Insurance Series Information                                  11
 Management of Federated Insurance Series                                11
 Investment Adviser                                                      11
 Fund Managers                                                           12
 Distribution of Shares                                                  13
 Administration of the Funds                                             13
 Brokerage Transactions                                                  13
 Shareholder Information                                                 13
 Voting Rights                                                           13
 Tax Information                                                         14
 Federal Taxes                                                           14
 State and Local Taxes                                                   14
 Performance Information                                                 14
 Appendix                                                                14

FEDERATED UTILITY FUND II--FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on the Fund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                           YEAR ENDED DECEMBER 31,
                                                                       1997     1996    1995      1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.81   $11.03   $ 9.29  $ 9.48
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                0.40     0.42     0.45    0.34
   Net realized and unrealized gain (loss) on investments and           2.62     0.82     1.74   (0.19)
 foreign currency
   Total from investment operations                                     3.02     1.24     2.19    0.15
 LESS DISTRIBUTIONS
   Distributions from net investment income                            (0.28)   (0.41)   (0.45)  (0.34)
   Distributions from net realized gain on investments and foreign     (0.26)   (0.05)      --      --
 currency transactions
   Total distributions                                                 (0.54)   (0.46)   (0.45)  (0.34)
 NET ASSET VALUE, END OF PERIOD                                       $14.29   $11.81   $11.03  $ 9.29
 TOTAL RETURN(B)                                                       26.63%   11.56%   24.18%   1.12%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                             0.85%    0.85%    0.85%   0.60%*
   Net investment income                                                3.41%    3.92%    4.62%   4.77%*
   Expense waiver/reimbursement(c)                                      0.27%    0.51%    2.24%  54.83%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                          $104,462  $63,558  $29,679    $974
   Average commission rate paid(d)                                   $0.0207  $0.0402     --      --
   Portfolio turnover                                                     95%      63%      62%     73%

* Computed on an annualized basis.

(a) Reflects operations for the period from April 14, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (start of business) to April 13, 1994, net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II--FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on the Fund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                         YEAR ENDED DECEMBER 31,
                                                                   1997      1996     1995   1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                             $10.09   $10.29   $ 9.99  $ 9.99
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.58     0.59     0.54    0.27
   Net realized and unrealized gain (loss) on investments           0.26    (0.18)     0.30      --
   Total from investment operations                                 0.84     0.41     0.84    0.27
 LESS DISTRIBUTIONS
   Distributions from net investment income                        (0.39)   (0.57)   (0.54)  (0.27)
   Distributions from net realized gain on investments                --    (0.04)       --      --
   Total distributions                                             (0.39)   (0.61)   (0.54)  (0.27)
 NET ASSET VALUE, END OF PERIOD                                   $10.54   $10.09   $10.29  $ 9.99
 TOTAL RETURN(B)                                                    8.58%    4.20%    8.77%   2.62%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                         0.80%    0.80%    0.80%  0.48%*
   Net investment income                                            5.98%    6.00%    6.00%  3.99%*
   Expense waiver/reimbursement(c)                                  0.45%    1.01%    4.81% 32.83%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                       $63,099  $34,965  $12,264  $1,244
   Portfolio turnover                                                 73%      97%      65%      0%

* Computed on an annualized basis.

(a) Reflects operations for the period from March 29, 1994 (date of initial public investment) to December 31, 1994. For the period from December 8, 1993 (start of business), to March 28, 1994, net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

FEDERATED HIGH INCOME BOND FUND II--FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on the Fund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                      YEAR ENDED DECEMBER 31,
                                                                  1997     1996     1995   1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                              $10.24   $9.79    $8.87  $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                             0.88    0.88     0.85    0.75
   Net realized and unrealized gain (loss) on investments            0.48    0.45     0.89  (1.12)
   Total from investment operations                                  1.36    1.33     1.74  (0.37)
 LESS DISTRIBUTIONS
   Distributions from net investment income                        (0.61)  (0.88)   (0.82)  (0.75)
   Distributions in excess of net investment income(d)                 --      --       --  (0.01)
   Distributions from net realized gain on investments             (0.04)      --       --      --
   Total distributions                                             (0.65)  (0.88)   (0.82)  (0.76)
 NET ASSET VALUE, END OF PERIOD                                    $10.95  $10.24    $9.79   $8.87
 TOTAL RETURN(B)                                                   13.83%  14.31%   20.38% (3.73%)
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                         0.80%   0.80%    0.80%  0.41%*
   Net investment income                                            8.70%   9.23%    9.27%  9.11%*
   Expense waiver(c)                                                0.09%   0.59%    3.40% 10.01%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                       $156,164 $66,043  $20,165  $1,457
   Portfolio turnover                                                 52%     51%      48%     18%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 2, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (the start of business) to February 1, 1994, the Fund had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

GENERAL INFORMATION ON
FEDERATED INSURANCE SERIES

The Funds are portfolios of Federated Insurance Series, which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Funds. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have not established separate classes of shares.

An insurance company chooses which portfolios to make available as funding vehicles for its variable annuity contracts and variable life insurance policies. Shares of each Fund are sold at net asset value as described in the section entitled "What Shares Cost." Shares of the Funds are redeemed at net asset value.

Shares of beneficial interest in the following three separate portfolios are offered by this prospectus:

   * Federated Utility Fund II--a portfolio seeking high current income and moderate capital appreciation by investing primarily in a professionally managed, diversified portfolio of equity and debt securities of utility companies;
   * Federated Fund for U.S. Government Securities II--a portfolio seeking current income by investing in U.S. government securities; and

   * Federated High Income Bond Fund II--a portfolio seeking high current income by investing in lower-rated fixed income securities, including preferred stocks, bonds, convertible securities, debentures and notes.

Each of the Funds may also invest in certain other types of securities as further described in this prospectus.

Since the Funds use a single prospectus, it is possible that one Fund might become liable for a misstatement in the prospectus regarding another Fund. The Trustees considered this when approving the use of a single prospectus.

FEDERATED UTILITY FUND II

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to achieve high current income and moderate capital appreciation. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the policies described in this prospectus.

INVESTMENT POLICIES

The Fund endeavors to achieve its objective by investing primarily in a professionally managed, diversified portfolio of equity and debt securities of utility companies. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund's investment approach is based on the conviction that over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of utility companies. The Fund intends to achieve its investment objective by investing in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of utility companies. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

COMMON STOCKS

The Fund invests primarily in common stocks of utility companies selected by the Fund's investment adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. However, other factors, such as product position, market share, or profitability will also be considered by the Fund's investment adviser.

AMERICAN DEPOSITARY RECEIPTS

The Fund may invest in American depositary receipts ("ADRs") of foreign-domiciled blue-chip companies. ADRs are trust receipts issued by U.S. banks or trust companies representing ownership interests in the equity securities of these companies. ADRs are U.S. dollar-denominated and traded on U.S. securities exchanges or over-the-counter. The value of ADRs could be affected by changes in foreign currency exchange rates.

SECURITIES OF FOREIGN ISSUERS

The Fund may invest in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depositary receipts as well as securities of foreign issuers that trade on foreign stock exchanges. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the investment adviser to be substantial.

Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments. In an attempt to reduce some of these risks, the Fund diversifies its investments broadly among foreign countries, including both developed and developing countries.

The Fund will take advantage of the unusual opportunities for higher returns available from investing in developing countries and may invest in the utility and other securities of such countries. These investments carry considerably more volatility and risk because they are associated with less mature economies and less stable political systems. (See "Risk Considerations in Developing Countries.")

RISK CONSIDERATIONS IN DEVELOPING COUNTRIES

Securities prices in developing countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, developing countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Such countries may also have restrictions on foreign ownership or prohibitions on the repatriation of assets, and may have less protection of property rights than developed countries.

The economies of developing countries may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in developing countries may trade a small number of securities and may be unable to respond effectively to increase in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in developing countries typically offer less regulatory protection for investors.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS--(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS--(Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS--(Preferred Equity Redemption Cumulative Stock, an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES--(Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding, without limit, convertible securities rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") or in the Fund holding such securities where they have acquired a rating below investment grade after the Fund has purchased it.

The Fund's investments in convertible securities will not be subject to the quality rating limit on other securities in which the Fund invests.

OTHER SECURITIES

The Fund may invest in preferred stocks, corporate bonds, notes, and warrants of these companies and in cash, U.S. government securities, and money market instruments in proportions determined by its investment adviser.

TEMPORARY INVESTMENTS

The Fund may also invest temporarily in cash, cash items, and short-term instruments, including notes and commercial paper, for liquidity and during times of unusual market conditions for defensive purposes. Cash items may include obligations such as:

   * certificates of deposit (including those issued by domestic and foreign branches of FDIC insured banks);
   * obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities; and
   * repurchase agreements.

PUT AND CALL OPTIONS

The Fund may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund will only purchase puts on portfolio securities which are traded on a recognized exchange.

The Fund may also write call options on all or any portion of its portfolio to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or for which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes must be listed on a recognized options exchange. Although the Fund reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by its Trustees.

FINANCIAL FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio of long-term debt securities against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts is unleveraged.

RISKS

When the Fund uses financial futures and options on financial futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into futures and options transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

REAL ESTATE INVESTMENT TRUSTS

The Fund may purchase interests in real estate investment trusts. Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self- liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Practices."

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

Under normal circumstances, the Fund pursues its investment objective by investing at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities. For purposes of this 65% statement, the Fund will consider collateralized mortgage obligations issued by U.S. government agencies or instrumentalities to be U.S. government securities. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

Acceptable Investments

The Fund invests in securities which are primary or direct obligations of the U.S. government or its agencies or instrumentalities, or which are guaranteed by the U.S. government, its agencies or instrumentalities, and in certain collateralized mortgage obligations ("CMOs"), described below, and repurchase agreements. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

The U.S. government securities in which the Fund invests include:

   * direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;
   * notes, bonds and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;
   * notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and
   * notes, bonds and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:

   * the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
   * the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or
   * the credit of the agency or instrumentality.

The Fund may also invest in CMOs which are rated AAA by a NRSRO and which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Fund may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. The mortgage-related securities provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

Mortgage-backed securities may be subject to certain prepayment risks because the underlying mortgage loans may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of favorable rates. At the time the Fund reinvests the proceeds, it may receive a rate of interest which is actually lower than the rate of interest paid on those securities.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval.

In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Practices."

FEDERATED HIGH INCOME BOND FUND II

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek high current income. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

Unless stated otherwise, the Trustees can change the investment policies without the approval of shareholders. Shareholders will be notified before any material change becomes effective. The Fund endeavors to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations, which are commonly referred to as "junk bonds." Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the investment objective of high current income.

ACCEPTABLE INVESTMENTS

The Fund invests at least 65% of its assets in lower rated fixed income bonds. Under normal circumstances, the Fund will not invest more than 10% of the value of its total assets in equity securities. The fixed income securities in which the Fund invests include, but are not limited to:

   * preferred stocks;
   * bonds;

   * convertible securities;

   * debentures;
   * notes;
   * equipment lease certificates; and
   * equipment trust certificates.

The securities in which the Fund may invest are generally rated BBB or lower by Standard & Poor's ("S&P") or Fitch IBCA, Inc. Investors Service ("Fitch") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Fund's investment adviser to be of comparable quality, and may include bonds in default. Securities which are rated BBB or lower by S&P or Fitch or Baa or lower by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than highly rated bonds. A description of the rating categories is contained in the Appendix to this combined prospectus. There is no lower limit with respect to rating categories for securities in which the Fund may invest. See "Investment Risks" below.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS--(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS--(Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS--(Preferred Equity Redemption Cumulative Stock, an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES--(Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding, without limit, convertible securities rated below investment grade by an NRSRO or in the Fund holding such securities where they have acquired a rating below investment grade after the Fund has purchased it.

The Fund's investments in convertible securities will not be subject to the quality rating limit on other securities in which the Fund invests.

Please see "Investment Risks."

FOREIGN SECURITIES

The Fund may invest in foreign securities, including foreign securities not publicly traded in the United States, which may include any of the types of securities described above (see "Acceptable Investments"). Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic issuers. These considerations include the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives.

TEMPORARY INVESTMENTS

The Fund may invest temporarily in cash and short-term obligations for defensive purposes during times of unusual market conditions. Short-term obligations may include:

   * certificates of deposit;
   * commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch and variable rate demand master notes;
   * short-term notes;
   * obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities; and
   * repurchase agreements.

INVESTMENT RISKS

The prices of fixed income securities fluctuate inversely to the direction of interest rates.

The corporate debt obligations in which the Fund invests are usually not in the three highest rating categories of the NRSROs (AAA, AA, or A for S&P or Fitch and Aaa, Aa or A for Moody's), but are in the lower rating categories or are unrated but are of comparable quality and are regarded as having predominately speculative characteristics. Lower-rated or unrated bonds are commonly referred to as "junk bonds." There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. A description of the rating categories is contained in the Appendix to this prospectus.

Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the prices or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers in lower-rated securities. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased.

In the event of a restructuring, the Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer.

The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. In 1989, legislation was enacted that requires federally insured savings associations to divest their holdings of lower-rated bonds by 1994. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds could have an adverse impact on the overall liquidity of the market. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may also affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

The Fund may, from time to time, own zero coupon bonds or pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash). The price of zero coupon bonds and pay-in-kind securities are generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds and pay-in-kind securities be reported as income to the Fund even though the Fund received no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

                             AS A PERCENTAGE OF
                            TOTAL MARKET VALUE OF
                             BOND HOLDINGS AS OF
 CREDIT RATING                DECEMBER 31, 1997
 BB & BBB                          18.4%
 B                                 70.5%
 CCC                                3.6%
 D                                  0.1%
 Not Rated                          7.4%
 Total                            100.0%



REDUCING RISKS OF LOWER-RATED SECURITIES

The Fund's investment adviser believes that the risks of investing in lower-rated securities can be reduced. The professional portfolio management techniques used by the Fund to attempt to reduce these risks include:

CREDIT RESEARCH

The Fund's investment adviser will perform its own credit analysis in addition to using recognized rating agencies and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The adviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest, or dividend coverage and earnings. In evaluating an issuer, the adviser places special emphasis on the estimated current value of the issuer's assets rather than historical cost.

DIVERSIFICATION

The Fund invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

ECONOMIC ANALYSIS

The Fund's adviser will analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. However, the following investment limitation may be changed without shareholder approval.

The Fund will not:

   * invest more than 15% of its net assets in illiquid securities.

In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Practices."

INVESTMENT PRACTICES

The following investment practices are common to two or more of the Funds and, unless indicated otherwise, may be changed without approval of shareholders.

REPURCHASE AGREEMENTS

All of the Funds will engage in repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. Such Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, such Fund could receive less than the repurchase price on any sale of such securities.

In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Funds believe that, under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by each Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

RESTRICTED AND ILLIQUID SECURITIES

Each Fund may invest in restricted securities. Restricted securities are any securities in which these Funds may invest pursuant to their respective investment objectives and policies but which are subject to restriction on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, Federated Fund for U.S. Government Securities II and Federated Utility Fund II will limit their purchase together with other illiquid securities including non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, and over-the-counter options to 15% of the net assets of each Fund. To the extent that restricted securities are not determined to be liquid, Federated High Income Bond Fund II will limit its purchase together with other illiquid securities including non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice to 15% of its total assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each Fund may lend its portfolio securities on a short-term or long-term basis, or both, up to one-third of the value of its total assets, to broker/dealers, banks, or other institutional borrowers of securities. This policy is a fundamental policy of each Fund and may not be changed without shareholder approval. The Funds will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may purchase portfolio securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Funds may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such duplicate expenses.

VARIABLE ASSET REGULATIONS

The Funds are also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% of the total assets of a Fund may be represented by any two investments, no more than 80% of the total assets of a Fund may be represented by any three investments, and no more than 90% of the total assets of a Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If a Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

The Funds will be operated at all times so as to comply with the foregoing diversification requirements.

STATE INSURANCE REGULATIONS

The Funds are intended to be funding vehicles for variable annuity contracts and variable life insurance policies offered by certain insurance companies. The contracts will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applied to the Trust, each Fund may be limited in its ability to engage in such investments and to manage its portfolio with desired flexibility. The Trust intends that each Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Funds.

NET ASSET VALUE

The net asset value per share of Federated Utility Fund II, Federated Fund for U.S. Government Securities II and Federated High Income Bond Fund II fluctuates. They are determined by dividing the sum of the market value of all securities and other assets of the particular Fund, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUNDS

PURCHASES AND REDEMPTIONS

Shares of the Funds are not sold directly to the general public. With respect to Federated High Income Bond Fund II, the Fund reserves the right to reject any purchase request. The Funds' shares are used solely as the investment vehicle for separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies. The use of Fund shares as investments for both variable annuity contracts and variable life insurance policies is referred to as "mixed funding." The use of Fund shares as investments by separate accounts of unaffiliated life insurance companies is referred to as "shared funding."

The Funds intend to engage in mixed funding and shared funding in the future. Although the Funds do not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment, or other considerations resulting from mixed funding or shared funding, the Trustees would closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Trust.

Shares of the Funds are purchased or redeemed on behalf of participating insurance companies at the next computed net asset value after an order is received on days on which the New York Stock Exchange is open.

WHAT SHARES COST

The net asset value of shares is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days on which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchase orders from separate accounts investing in the Funds which are received by the insurance companies by 4:00 p.m. (Eastern time), will be computed at the net asset value of the applicable Funds determined on that day, as long as such purchase orders are received by the applicable Fund in proper form and in accordance with applicable procedures by 8:00 a.m. (Eastern time) on the next business day and as long as federal funds in the amount of such orders are received by the respective Funds on the next business day. It is the responsibility of each insurance company which invests in the Funds to properly transmit purchase orders and federal funds in accordance with the procedures described above.

DIVIDENDS

Dividends on shares of Federated Utility Fund II, Federated Fund for U.S. Government Securities II and Federated High Income Bond Fund II are declared and paid annually.

Shares of each Fund will begin earning dividends if owned on the record date. Dividends of each Fund are automatically reinvested in additional shares of such Fund on payment dates at the ex-dividend date net asset value.

FEDERATED INSURANCE SERIES INFORMATION

MANAGEMENT OF FEDERATED INSURANCE SERIES

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Pursuant to an investment advisory contract with the Trust, investment decisions for the Funds are made by Federated Advisers, the Funds' investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Funds and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from each Fund.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.75% of the average daily net assets for Federated Utility Fund II and 0.60% of the average daily net assets for Federated Fund for U.S. Government Securities II and Federated High Income Bond Fund II. The adviser may voluntarily choose to waive a portion of its fees or reimburse the Fund for certain operating expenses. The adviser can terminate this voluntary waiver and reimbursement of expenses at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989 is a registered investment adviser under the Investment Advisers Act of 1940.

SUB-ADVISER

Under the terms of the Sub-Advisory Agreement between the Federated Advisers and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Federated Utility Fund II's investment adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.

SUB-ADVISORY FEES

For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Federated Utility Fund II's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Federated Utility Fund II. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

SUB-ADVISER'S BACKGROUND

Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940.

The adviser and the Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) Shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Advisers, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

The Funds, the adviser and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of these codes are subject to review by the Trustees, and could result in severe penalties.

FUND MANAGERS

FEDERATED UTILITY FUND II

Linda A. Duessel has been a portfolio manager of the Fund since April 1995. Ms. Duessel joined Federated Investors in 1991 and has been a Vice President of the Fund's investment adviser since 1995. Ms. Duessel was an Assistant Vice President of the Fund's investment adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Steven J. Lehman has been a portfolio manager of the Fund since August 1997. Mr. Lehman joined the Fund's investment adviser in May 1997 as a Vice President. From 1986 to May 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio Manager, at First Chicago NBD. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.

Drew J. Collins and Richard J. Lazarchic are the portfolio managers for foreign securities.

Drew J. Collins has been a portfolio manager of the Fund since July 1997. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's investment adviser. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

Richard J. Lazarchic has been a portfolio manager of the Fund since April 1998. Mr. Lazarchic joined Federated Investors in March 1998 as a Vice President of the Fund's investment adviser. From May 1979 through October 1997, Mr. Lazarchic was employed with American Express Financial Corp., initially as an Analyst and then as a Vice President/Senior Portfolio Manager. Mr. Lazarchic is a Chartered Financial Analyst. He received his M.B.A. from Kent State University.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

Kathleen M. Foody-Malus has been a portfolio manager of the Fund since the Fund's inception. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Todd A. Abraham has been a portfolio manager of the Fund since April 1997. Mr. Abraham has been a Vice President of the Fund's investment adviser since July 1997. Mr. Abraham joined Federated Investors in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in finance from Loyola College.

FEDERATED HIGH INCOME BOND FUND II

Mark E. Durbiano has been a portfolio manager of the Fund since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's investment adviser since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Fund's investment adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Stefanie L. Bachhuber has been a portfolio manager of the Fund since April 1998. Ms. Bachhuber joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's investment adviser since 1996. Ms. Bachhuber is a Chartered Financial Analyst and earned her M.B.A. with a concentration in Finance, from Duke University in 1993.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for shares of the Funds. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Funds have entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Funds may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select institutions to perform shareholder services. Institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Funds and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

Federated Securities Corp., from its own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance may be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by each Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUNDS

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

 MAXIMUM                   AVERAGE AGGREGATE
   FEE                     DAILY NET ASSETS
  0.150%              on the first $250 million
  0.125%              on the next $250 million
  0.100%              on the next $250 million
  0.075%        on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

With respect to Federated Utility Fund II, when selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the adviser may give consideration to those firms which have sold or are selling shares of Federated Utility Fund II and other funds distributed by Federated Securities Corp. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

SHAREHOLDER INFORMATION

VOTING RIGHTS

The insurance company separate accounts, as shareholders of each Fund, will vote the Fund shares held in their separate accounts at meetings of shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of each such separate account.

As of April 8, 1998, Life of Virginia, Richmond, VA, and Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 29.90% and 42.97%, respectively,, of the voting securities of Federated Utility Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 8, 1998, United of Omaha Life Insurance Co., Omaha, NE, and Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 33.22% and 26.80%, respectively, of the voting securities of Federated Fund for U.S. Government Securities II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 8, 1998, Life of Virginia, Richmond, VA, and Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 25.19% and 45.42%, respectively, of the voting securities of Federated High Income Bond Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. Aetna Retirement Services is owned by Aetna Inc. United of Omaha Life Insurance Co. is owned by Mutual of Omaha Insurance Company. Life of Virginia is owned by General Electric Capital Assurance Company.

Each share of each of the Funds gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund have equal voting rights, except that only shares of a particular Fund are entitled to vote on matters affecting that Fund. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or a Fund's operation and for the election of Trustees in certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.

TAX INFORMATION

FEDERAL TAXES

The Funds will pay no federal income tax because the Funds expect to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by each of the Funds in the Trust will not be combined for tax purposes with those realized by any other Fund.

Each Fund intends to comply with the variable asset diversification regulations which are described earlier in this prospectus. If a Fund fails to comply with these regulations, contracts invested in that Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from each Fund to the separate accounts.

STATE AND LOCAL TAXES

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time Federated Utility Fund II, Federated Fund for U.S. Government Securities II and Federated High Income Bond Fund II advertise total return and yield.

Total return represents the change, over a specific period of time, in the value of an investment in a Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yields of Federated Utility Fund II, Federated Fund for U.S. Government Securities II and Federated High Income Bond Fund II are calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by a Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Performance information for each Fund will not reflect the charges and expenses of a variable annuity or variable life insurance contract. Because shares of each Fund can only be purchased by a separate account of an insurance company offering such a contract, you should review the performance figures of the contract in which you are invested, which performance figures will accompany any advertisement of a Fund's performance.

From time to time, advertisements for the Funds may refer to ratings, rankings, and other information in certain financial publications and/or compare a Fund's performance to certain indices.

APPENDIX

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

C--The rating C is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC., LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR--NR indicates that Fitch does not rate the specific issue.

Plus + or Minus -: Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC., COMMERCIAL PAPER RATINGS

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

   * Leading market positions in well established industries.
   * High rates of return on funds employed.
   * Conservative capitalization structure with moderated reliance on debt and ample asset protection.
   * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
   * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH IBCA, INC., COMMERCIAL PAPER RATINGS

Fitch-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

FEDERATED INSURANCE SERIES

Federated Utility Fund II
Federated Fund for
U.S. Government Securities II
Federated High Income Bond Fund II

PROSPECTUS

APRIL 23, 1998

An Open-End Management Investment Company

FEDERATED
INSURANCE
SERIES

FEDERATED UTILITY FUND II
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
FEDERATED HIGH INCOME BOND FUND II

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Advisers
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, PA 15222-5401

Federated Securities Corp., Distributor

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Cusip 313916108
Cusip 313916207
Cusip 313916306

3120303A (4/98)

[Graphic]







FEDERATED INSURANCE SERIES

OFFERING THREE PORTFOLIOS:

* FEDERATED UTILITY FUND II
* FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
* FEDERATED HIGH INCOME BOND FUND II

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of Federated Insurance Series dated April 23, 1998. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED INSURANCE SERIES
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated April 23, 1998

[Graphic]

Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

[Graphic]

Cusip 313916108
Cusip 313916306
Cusip 313916207

3120303B (4/98)

[Graphic]

TABLE OF CONTENTS

 GENERAL INFORMATION 1 INVESTMENT INFORMATION 1 Investment Objectives 1 TYPES OF INVESTMENTS 1 Federated Utility Fund II 1 Federated Fund for U.S. Government Securities II 2 Federated High Income Bond Fund II 3 Currency Risk 3 Investing in Foreign Currencies 4 INVESTMENT PRACTICES OF THE FUNDS 5 Repurchase Agreements 5 Reverse Repurchase Agreements 5 Restricted and Illiquid Securities 5 When-Issued and Delayed Delivery Transactions 6 Lending of Portfolio Securities 6 Investing in Securities of Other Investment Companies 6 Portfolio Turnover 6 INVESTMENT LIMITATIONS 6 Selling Short and Buying on Margin 6 Issuing Senior Securities and Borrowing Money 7 Pledging Assets 7 Concentration of Investments 7 Investing in Commodities 7 Investing in Real Estate 7 Lending Cash or Securities 7 Underwriting 7 Diversification of Investments 7 Investing in Restricted and Illiquid Securities 8 Investing in Put Options 8 Writing Covered Call Options 8 FEDERATED INSURANCE SERIES MANAGEMENT 8 Fund Ownership 12 Trustee Compensation 13 Trustee Liability 13 INVESTMENT ADVISORY SERVICES 13 Advisers and Sub-Adviser to the Funds 13 Advisory Fees 14 Sub-Advisory Fees 14 BROKERAGE TRANSACTIONS 14 OTHER SERVICES 14 Fund Administration 14 Custodian and Portfolio Accountant 15 Transfer Agent 15 Independent Auditors 15 PURCHASING SHARES 15 SHAREHOLDER SERVICES 15 DETERMINING NET ASSET VALUE 15 Determining Market Value of Securities 15 MASSACHUSETTS PARTNERSHIP LAW 16 TAX STATUS 16 The Funds' Tax Status 16 Shareholders' Tax Status 16 TOTAL RETURN 16 YIELD 17 PERFORMANCE COMPARISONS 17 Economic and Market Information 19 ABOUT FEDERATED INVESTORS 19 Mutual Fund Market 19 Institutional Clients 20 Bank Marketing 20 Broker/Dealers and Bank Broker/Dealer Subsidiaries 20 FINANCIAL STATEMENTS 20

GENERAL INFORMATION

This Statement of Additional Information includes information about three of the Trust's portfolios (individually referred to as a "Fund" and collectively as the "Funds"):

   * Federated Utility Fund II;
   * Federated Fund for U.S. Government Securities II; and
   * Federated High Income Bond Fund II.

The Funds are portfolios of Federated Insurance Series (the "Trust"), which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. At a meeting of the Board of Trustees (the "Trustees") held on November 14, 1995, the Trustees approved an amendment to the Declaration of Trust to change the name of the Trust from Insurance Management Series to Federated Insurance Series. At a meeting of the Trustees held on February 26, 1996, the Trustees approved an amendment to the Declaration of Trust to change the names of the Funds from Utility Fund to Federated Utility Fund II; U.S. Government Bond Fund to Federated Fund for U.S. Government Securities II; and Corporate Bond Fund to Federated High Income Bond Fund II. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Funds. The shares in any one portfolio may be offered in separate classes. As of the date of this Statement, the Trustees have not established separate classes of shares.

Shares of the Funds are sold only to insurance companies as funding vehicles for variable annuity and variable life insurance contracts issued by the insurance companies. The Trust has separate portfolios. An insurance company chooses which portfolios to make available as funding vehicles for its variable annuity and variable life insurance policies.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

FEDERATED UTILITY FUND II

Federated Utility Fund II's investment objective is to achieve high current income and moderate capital appreciation.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

Federated Fund for U.S. Government Securities II's investment objective is to provide current income. Current income includes, in general, discount earned on U.S. Treasury bills and agency discount notes, interest earned on all other U.S. government securities, and short-term capital gains.

FEDERATED HIGH INCOME BOND FUND II

Federated High Income Fund II's investment objective is to seek high current income.

The investment objectives of the Funds cannot be changed without the approval of shareholders.

TYPES OF INVESTMENTS

FEDERATED UTILITY FUND II

Federated Utility Fund II endeavors to achieve its investment objective by investing primarily in a professionally managed, diversified portfolio of equity and debt securities of utility companies.

CONVERTIBLE SECURITIES

DECS, or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS, or similar instruments marketed under different names, offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

U.S. GOVERNMENT OBLIGATIONS

The Fund may also invest in U.S. government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued and/or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

   * the full faith and credit of the U.S. Treasury;
   * the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
   * the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
   * the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

   * Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;
   * Federal Home Loan Banks; * Federal Home Loan Mortgage Corporation; * Federal National Mortgage Association; and * Student Loan Marketing Association.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

Federated Fund for U.S. Government Securities II invests in securities which are primary or direct obligations of the U.S. government, or its agencies, or instrumentalities, or which are guaranteed by the U.S. government, its agencies, or instrumentalities, and in certain collateralized mortgage obligations described below, and repurchase agreements.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

Privately issued CMOs generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools.

The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

STRIPPED MORTGAGE-RELATED SECURITIES

Some of the mortgage-related securities purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayment on the underlying mortgages, leading to the relatively early prepayment of principal-only SMBSs and a reduction in the amount of payment made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue current income.

FEDERATED HIGH INCOME BOND FUND II

Federated High Income Bond Fund II endeavors to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities. Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the investment objective of high current income.

CORPORATE DEBT SECURITIES

Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

Equipment lease or trust certificates are secured obligations issued in serial form, usually sold by transportation companies such as railroads or airlines, to finance equipment purchases. The certificate holders own a share of the equipment, which can be resold if the issuer of the certificate defaults. The Fund does not currently intend to invest more than 5% of its assets in equipment lease certificates.

CONVERTIBLE SECURITIES

DECS, or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS, or similar instruments marketed under different names, offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

EQUITY SECURITIES

Generally, less than 10% of the value of the Fund's total assets will be invested in equity securities, including common stocks, warrants, or rights. The Fund's investment adviser may choose to exceed this 10% limitation if unusual market conditions suggest such investments represent a better opportunity to reach the Fund's investment objective.

TEMPORARY INVESTMENTS

The Fund may also invest in temporary investments for defensive purposes during times of unusual market conditions.

CERTIFICATES OF DEPOSIT

The Fund may invest in certificates of deposit of domestic and foreign banks and savings associations if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund (BIF) or the Savings Association Insurance Fund (SAIF), both of which are administered by the Federal Deposit Insurance Corporation
(FDIC). These instruments may include Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks, Eurodollar Time Deposits which are U.S. dollar denominated deposits in foreign branches of U.S. or foreign banks, Canadian Time Deposits which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States, and Yankee Certificates of Deposit which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

CURRENCY RISK

To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities, and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease.

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

The Fund will engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.

INVESTING IN FOREIGN CURRENCIES

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts in order to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund's investment adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.

There is no limitation as to the percentage of the Fund's assets that may be committed to such contracts.

The Fund does not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Fund's adviser believes will tend to be closely correlated with the currency with regard to price movements. Generally, the Fund does not enter into a forward foreign currency exchange contract with a term longer than one year.

FOREIGN CURRENCY OPTIONS

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation to sell the currency.

When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund were holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally.

In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Fund's adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.

Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e. less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

INVESTMENT PRACTICES OF THE FUNDS

The following investment practices, unless indicated otherwise, may be changed without approval of shareholders.

REPURCHASE AGREEMENTS

All of the Funds will engage in repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other organized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. A Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future a Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

   * the frequency of trades and quotes for the security;

   * the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   * dealer undertakings to make a market in the security; and * the nature of the security and the nature of the marketplace trades.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transactions costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on a Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, all of the Funds may lend their portfolio securities, up to one-third of the value of each Fund's total assets, to broker/dealers, banks, or other institutional borrowers of securities. This policy is a fundamental policy of each Fund and may not be changed without shareholder approval. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities or loan but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

PORTFOLIO TURNOVER

Securities in a Fund's portfolio will be sold whenever a Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objectives, without regard to the length of time a particular security may have been held. Federated Fund for U.S. Government Securities II's policy of managing its portfolio of U.S. government securities, including the sale of securities held for a short period of time, to achieve its investment objective of current income may result in high portfolio turnover. Federated Fund for U.S. Government Securities II will not attempt to set or meet a portfolio turnover rate as any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. Any such trading will increase the Fund's portfolio turnover rate and transaction costs. The adviser to the Fund does not anticipate that portfolio turnover will result in adverse tax consequences.

For fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates of Federated Utility Fund II were 95% and 63%, respectively. For the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates of Federated Fund for U.S. Government Securities II were 73% and 97%, respectively. For the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates of Federated High Income Bond Fund II were 52% and 51%, respectively.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Funds will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by Federated Utility Fund II of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Funds will not issue senior securities except that each Fund may borrow money directly or through reverse repurchase agreements as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling such Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, and then only in amounts not in excess of one-third of the value of such Fund's total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of each such Fund's total assets, any such borrowings will be repaid before additional investments are made. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.

PLEDGING ASSETS

The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, each Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the time of borrowing. For purposes of this limitation, the following are not deemed to be pledges by Federated Utility Fund II: margin deposits for the purchase and sale of futures contracts and related options, any segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

CONCENTRATION OF INVESTMENTS

Federated Utility Fund II will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in securities of companies engaged principally in any one industry other than the utilities industry. However, Federated Utility Fund II may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities.

Federated High Income Bond Fund II and Federated Fund for U.S. Government Securities II will not purchase securities if, as a result of such purchase, 25% or more of their respective total assets would be invested in any one industry. However, each Fund may at any time invest 25% or more of its respective total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities.

INVESTING IN COMMODITIES

The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts, except that Federated Utility Fund II may purchase and sell futures and stock index futures contracts and related options.

INVESTING IN REAL ESTATE

The Funds will not purchase or sell real estate, including limited partnership interests in real estate, although each Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

LENDING CASH OR SECURITIES

No Fund will lend any of its assets, except portfolio securities up to one-third of its total assets. This shall not prevent a Fund from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the Fund's investment objectives and policies or the Trust's Declaration of Trust.

UNDERWRITING

No Fund will not underwrite any issue of securities, except as such Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its respective investment objectives, policies, and limitations.

DIVERSIFICATION OF INVESTMENTS

With respect to 75% of its total assets, no Fund will purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of such Fund's total assets would be invested in the securities of that issuer. In addition, no Fund will purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the Funds consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

The above investment limitations cannot be changed by the Funds without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes in these limitations becomes effective.

INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

Federated Utility Fund II and Federated Fund for U.S. Government Securities II will not invest more than 15% of their respective net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, over-the counter options (with respect to Federated Utility Fund II) and certain restricted securities not determined to be liquid under criteria established by the Trustees.

Federated High Income Bond Fund II will not invest more than 15% of its total assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain restricted securities not determined to be liquid under criteria established by the Trustees.

INVESTING IN PUT OPTIONS

Federated Utility Fund II will not purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the Fund's total assets would be invested in premiums on open put option positions.

WRITING COVERED CALL OPTIONS

Federated Utility Fund II will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

With respect to all of the Funds, except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction.

No Fund has any present intention to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.

For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FEDERATED INSURANCE SERIES MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Insurance Series, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors

3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate: September 3, 1939

Trustee

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board, and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President, and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President, and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the Fund's outstanding shares.

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of Federated Utility Fund II: Aetna Retirement Services, Hartford, CT, owned approximately 3,582,690 shares (42.97%); Life of Virginia, Richmond, VA, owned approximately 2,492,935 shares (29.90%); Lincoln Benefit Life Co. Variable Annuity, Lincoln, NE, owned approximately 602,827 shares (7.23%); SAFECO Mutual Funds/SAFECO Securities Inc., Seattle, WA, owned approximately 437,250 shares (5.24%); and Provident Mutual Life & Annuity Co. of America, Valley Forge, PA, owned approximately 431,581 shares (5.18%).

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of Federated Fund for U.S. Government Securities II:
United of Omaha Life Insurance Co., Omaha, NE, owned approximately 2,294,615 shares (33.22%); Aetna Retirement Services, Hartford, CT, owned approximately 1,851,521 shares (26.80%); Great-West Life & Annuity Insurance Co., Englewood, CO, owned approximately 1,019,456 shares (14.76%); Provident Mutual Life & Annuity Co. of America, Valley Forge, PA, owned approximately 392,571 shares (5.68%); and Lincoln Benefit Life Co. Variable Annuity, Lincoln, NE, owned approximately 371,772 shares (5.38%).

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of Federated High Income Bond Fund II: Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 7,491,744 shares (45.42%); Life of Virginia, Richmond, VA, owned approximately 4,154,795 shares (25.19%); and Lincoln Benefit Life Co. Variable Annuity, Lincoln, NE, owned approximately 1,411,163 shares (8.56%).

TRUSTEE COMPENSATION

                               AGGREGATE
            NAME,            COMPENSATION
        POSITION WITH             FROM         TOTAL COMPENSATION PAID
            TRUST               TRUST*#           FROM FUND COMPLEX+
  John F. Donahue            $0             $0 for the Trust and
  Chairman and Trustee                      56 other investment companies
                                            in the Fund Complex

  Thomas G. Bigley           $177.15        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John T. Conroy, Jr.        $194.91        $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Nicholas P. Constantakis++ $0             $0 for the Trust and
  Trustee                                   34 other investment companies
                                            in the Fund Complex

  William J. Copeland        $194.91        $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  J. Christopher Donahue     $0             $0 for the Trust and
  President and Trustee                     18 other investment companies
                                            in the Fund Complex

  James E. Dowd              $194.91        $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Lawrence D. Ellis, M.D.    $177.15        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Edward L. Flaherty, Jr.    $194.91        $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Peter E. Madden            $177.15        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John E. Murray, Jr.        $177.15        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Wesley W. Posvar           $177.15        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Marjorie P. Smuts          $177.15        $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

* Information is furnished for the fiscal year ended December 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of eight portfolios.

+ The information is provided for the last calendar year.

++ Mr. Constantakis became a member of the Board of Trustees on February 23, 1998. He did not receive any fees as of the fiscal year of the Trust.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISERS AND SUB-ADVISER TO THE FUNDS

Federated Advisers is the investment adviser to Federated Utility Fund II, Federated Fund for U.S. Government Securities II, and Federated High Income Bond Fund II. Federated Global Research Corp. is the Sub-Adviser to Federated Utility Fund II. Federated Advisers and Federated Global Research Corp. are subsidiaries of Federated Investors. All voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

Federated Advisers and Federated Global Research Corp. shall not be liable to the Funds or any shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon their contracts with the Trust.

ADVISORY FEES

For its advisory services, Federated Advisers receives annual investment advisory fees as described in the prospectus.

For the fiscal years ended December 31, 1997, 1996, and 1995, the adviser earned advisory fees from Federated Utility Fund II of $579,563, $361,797, and $89,752, respectively, of which $208,884, $248,058, and $89,752, respectively, were voluntarily waived. For the fiscal years ended December 31, 1997, 1996, and 1995, the adviser earned advisory fees from Federated Fund for U.S. Government Securities II of $278,790, $141,092, and $30,456, respectively, of which $211,328, $141,092, and $30,456, respectively, were voluntarily waived. For the fiscal years ended December 31, 1997, 1996, and 1995, the adviser earned advisory fees from Federated High Income Bond Fund II of $637,608, $240,233, and $46,425, respectively, of which $95,075, $203,132, and $46,425, respectively, were voluntarily waived.

SUB-ADVISORY FEES

For its sub-advisory services, the Sub-Adviser receives an allocable portion of the Federated Utility Fund II's advisory fee as described in the prospectus. For the period from June 1, 1997 (effective date of sub-advisory contract between Federated Global Research Corp. and Federated Utility Fund II) to December 31, 1997, Federated Global Research Corp. received no sub-advisory fees.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or by affiliates in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended December 31, 1997, 1996, and 1995, Federated Utility Fund II paid total brokerage commissions of $184,051, $81,701, and $59,746, respectively. For the fiscal years ended December 31, 1997, 1996, and 1995, Federated Fund for U.S. Government Securities II paid $0, $0, and $322, respectively in brokerage commissions on brokerage transactions. For the fiscal years ended December 31, 1997, 1996 and 1995, Federated High Income Bond Fund II paid no brokerage commissions.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the adviser, investments of the type the Funds may make may also be made by those other accounts. When the Funds and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended December 31, 1997, 1996, and 1995, the Administrators earned $125,002, $125,000, and $125,000, respectively, from Federated Utility Fund II. For the fiscal years ended December 31, 1997, 1996, and 1995, the Administrators earned $125,000, $125,000, and $125,000, respectively, from Federated Fund for U.S. Government Securities II. For the fiscal years ended December 31, 1997, 1996, and 1995, the Administrators earned $125,002, $125,000, and $125,000, respectively, from Federated High Income Bond Fund II.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Funds. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to each Fund's portfolio investments. The fee paid for this service is based upon the level of each Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Funds are Deloitte & Touche LLP, Pittsburgh,
PA.

PURCHASING SHARES

Shares of the Funds are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Funds is explained in the Prospectus under "Purchases and Redemptions" and "What Shares Cost."

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

The Shareholder Services Agreement was not in effect in the Funds' fiscal year ended December 31, 1997.

DETERMINING NET ASSET VALUE

The net asset value of the Federated Utility Fund II, Federated Fund for U.S. Government Securities II, and Federated High Income Bond Fund II generally changes each day. The days on which net asset value is calculated by the Funds are described in the prospectus.

DETERMINING MARKET VALUE OF SECURITIES

The values of the portfolio securities in Federated Utility Fund II, Federated Fund for U.S. Government Securities II and Federated High Income Bond Fund II are determined as follows:

   * for equity securities and bonds and other fixed income securities, according to the last sale price on a national securities exchange, if available;
   * in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
   * for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available, otherwise as determined by an independent pricing service;
   * for unlisted equity securities, the latest mean prices; * for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service; or
   * for all other securities, at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

TAX STATUS

THE FUNDS' TAX STATUS

The Funds will pay no federal income tax because each expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, a Fund must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

   * invest in securities within certain statutory limits; and

   * distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

Each Fund intends to comply with the variable asset diversification regulations which are described in the Prospectus and this Statement of Additional Information. If a Fund fails to comply with these regulations, contracts invested in that fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from each Fund to the separate accounts.

TOTAL RETURN

For the fiscal year ended December 31, 1997 and 1996, the average annual total returns for Federated Utility Fund II were 26.63% and 14.54%, respectively. For the fiscal year December 31, 1997 and 1996, the average annual total returns for Federated Fund for U.S. Government Securities II were 8.58% and 6.40%, respectively. For the fiscal year ended December 31, 1997 and 1996, the average annual total returns for Federated High Income Bond Fund II were 13.83% and 11.33%, respectively.

The average annual total returns for Federated Utility Fund II, Federated Fund for U.S. Government Securities II, and Federated High Income Bond Fund II are the average compounded rates of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly or quarterly, as applicable, reinvestment of all dividends and distributions. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of a Fund's performance.

YIELD

The 30-day yields for Federated Utility Fund II, Federated Fund for U.S. Government Securities II, and Federated High Income Bond Fund II for the thirty-day period ended December 31, 1997, were 3.21%, 5.67%, and 7.86%, respectively.

The yields for Federated Utility Fund II, Federated Fund for U.S. Government Securities II, and Federated High Income Bond Fund II are determined by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders. Also the yield does not reflect the charges and expenses of an insurance contract. You should review the performance figures for your contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.

PERFORMANCE COMPARISONS

Each Fund's performance depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates and market value of portfolio securities; * changes in Fund expenses; and * the relative amount of the Fund's cash flow.

A Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Funds' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute net asset value. The financial publications and/or indices which the Funds use in advertising may include:

   * DOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

   * STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industrial, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.

   * LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Trust may quote its Lipper ranking in various fund categories in advertising and sales literature.

   * LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.

   * LEHMAN BROTHERS GOVERNMENT/CORPORATE (LONG-TERM) INDEX is composed of the same types of issues as defined above. However, the average maturity of the bonds included in this index approximates 22 years.

   * LEHMAN BROTHERS GOVERNMENT INDEX is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.
   * LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed-rated securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Corporation. Graduated payment mortgages and balloons are included in the index.
   * MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ- listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
   * BANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.
   * MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, a Fund will quote its Money ranking in advertising and sales literature.
   * STANDARD & POOR'S UTILITY INDEX is an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date, and for a twelve month period.
   * DOW JONES UTILITY INDEX is an unmanaged index comprised of fifteen utility stocks that tracks changes in price daily and over a six month period. The index also provides the highs and lows for each of the past five years.

   * LEHMAN BROTHERS HIGH YIELD INDEX and its sub-indices are based on credit quality and/or duration. The Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar-denominated and non-convertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moody's Investors Service, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investors Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

Advertisements and other sales literature for the Funds may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specific period of time.

From time to time as it deems appropriate, the Funds may advertise their performance using charts, graphs, and descriptions, compared to federally insured bank products including certificates of deposit and time deposits and to money market funds using the Lipper Analytical Services money market instrument average.

Advertising and other promotional literature may include charts, graphs, and other illustrations using the Funds' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Funds can compare their performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Funds may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual funds industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the equity sector, Federated Investors has more than 27 years experience. As of December 31, 1997, Federated managed 29 equity funds totaling approximately $11.7 billion in assets across growth, value, equity income, international, index, and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

In the corporate bond sector, as of December 31, 1997, Federated managed 11 money market funds and 16 bonds funds with assets approximating $17.1 billion and $5.6 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 22 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.

In the government sector, as of December 31, 1997, Federated managed 9 mortgage-backed, 6 government/agency, and 18 government money market mutual funds, with assets approximating $5.9 billion, $1.5 billion, and $35 billion, respectively. Federated trades approximately $400 million in U.S. government and mortgage-backed securities daily and places approximately $23 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $36 billion in government funds within these maturity ranges.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

* Source: Investment Company Institute

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/ dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS

The Funds' Financial Statements for the fiscal year ended December 31, 1997, are incorporated herein by reference to the Annual Reports of the Funds dated December 31, 1997 (File Nos. 33-69268 and 811-8042). Copies of the Reports may be obtained without charge by contacting the respective Fund.






FEDERATED INSURANCE SERIES

PROSPECTUS

This prospectus offers shares of eight portfolios (individually referred to as a "Fund" or collectively as the "Funds") of Federated Insurance Series (the "Trust"), an open-end, management investment company. Shares of the Funds may be sold only to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by the insurance companies. The Trust offers interests in the following eight separate investment portfolios, each having distinct investment objectives and policies:

* Federated American Leaders Fund II;
* Federated Growth Strategies Fund II;
* Federated Utility Fund II;
* Federated Prime Money Fund II;
* Federated Fund for U.S. Government Securities II;
* Federated High Income Bond Fund II;
* Federated International Equity Fund II; and
* Federated Equity Income Fund II.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

The separate accounts invest in one or more of the Funds in accordance with allocation instructions received from owners of life insurance policies and annuity contracts. Such allocation rights are described further in the prospectus for the separate account. This prospectus contains the information you should read and know before you invest in any of the Funds through the variable annuity contracts and variable life insurance policies offered by insurance companies which provide for investment in the Trust.
Keep this prospectus for future reference.

Federated High Income Bond Fund II may invest primarily in lower rated bonds, commonly referred to as "junk bonds." Investments of this type are subject to a greater risk of loss of principal and interest than investments in higher rated securities. Purchasers should carefully assess the risks associated with an investment in Federated High Income Bond Fund II.

AN INVESTMENT IN FEDERATED PRIME MONEY FUND II IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. FEDERATED PRIME MONEY FUND II ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT FEDERATED PRIME MONEY FUND II WILL BE ABLE TO DO SO.

The Trust has also filed a Statement of Additional Information dated April 23, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about a Fund, contact the Trust at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE AVAILABLE EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE PROSPECTUS FOR SUCH CONTRACTS.

Prospectus dated April 23, 1998

TABLE OF CONTENTS

 Federated American Leaders Fund II-- Financial Highlights                1
 Federated Growth Strategies Fund II-- Financial Highlights               2
 Federated Utility Fund II-- Financial Highlights                         3
 Federated Prime Money Fund II-- Financial Highlights                     4
 Federated Fund for U.S. Government Securities II--Financial Highlights   5
 Federated High Income Bond Fund II-- Financial Highlights                6
 Federated International Equity Fund II-- Financial Highlights            7
 Federated Equity Income Fund II-- Financial Highlights                   8
 General Information on Federated Insurance Series                        9
 Federated American Leaders Fund II Investment Information                9
  Investment Objective                                                    9
  Investment Policies                                                     9
  Investment Limitations                                                 10
 Federated Growth Strategies Fund II Investment Information              10
  Investment Objective                                                   10
  Investment Policies                                                    10
  Investment Limitations                                                 12
 Federated Utility Fund II Investment Information                        12
  Investment Objective                                                   12
  Investment Policies                                                    12
  Investment Limitations                                                 13
 Federated Prime Money Fund II Investment Information                    14
  Investment Objective                                                   14
  Investment Policies                                                    14
  Investment Risks                                                       15
  Investment Limitations                                                 15
 Federated Fund for U.S. Government Securities II Investment Information 15
  Investment Objective                                                   15
  Investment Policies                                                    16
  Investment Limitations                                                 16
 Federated High Income Bond Fund II Investment Information               16
  Investment Objective                                                   16
  Investment Policies                                                    16
  Investment Risks                                                       17
  Investment Limitations                                                 18
 Federated International Equity Fund II Investment Information           18
  Investment Objective                                                   18
  Investment Policies                                                    18
  Investment Limitations                                                 21
 Federated Equity Income Fund II Investment Information                  22
  Investment Objective                                                   22
  Investment Policies                                                    22
  Portfolio Turnover                                                     24
  Investment Limitations                                                 24
  Hub and Spoke(R) Option (Federated Equity Income Fund II Only)         24
 Investment Policies and Practices                                       25
  Convertible Securities                                                 25
  Investing in Securities of Other Investment Companies                  25
  Repurchase Agreements                                                  25
  Restricted and Illiquid Securities                                     25
  When-Issued and Delayed Delivery Transactions                          26
  Lending of Portfolio Securities                                        26
  Variable Asset Regulations                                             26
  State Insurance Regulations                                            26
 Net Asset Value                                                         26
 Investing in the Funds                                                  26
  Purchases and Redemptions                                              26
  What Shares Cost                                                       27
  Dividends                                                              27
 Federated Insurance Series Information                                  27
  Management of Federated Insurance Series                               27
  Fund Managers                                                          28
  Distribution of Fund Shares                                            29
  Administration of the Funds                                            30
  Brokerage Transactions                                                 30
 Shareholder Information                                                 30
  Voting Rights                                                          30
 Tax Information                                                         31
  Federal Taxes                                                          31
  State and Local Taxes                                                  31
 Performance Information                                                 31
 Appendix                                                                32

FEDERATED AMERICAN LEADERS FUND II--FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on theFund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                      YEAR ENDED DECEMBER 31,
                                                                   1997      1996     1995   1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                             $15.26    $12.80   $ 9.74  $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.19      0.19     0.20    0.19
   Net realized and unrealized gain (loss) on investments           4.64      2.54     3.06   (0.26)
   Total from investment operations                                 4.83      2.73     3.26   (0.07)
 LESS DISTRIBUTIONS
   Distributions from net investment income                        (0.10)    (0.18)   (0.19)  (0.19)
   Distributions in excess of net investment income(b)                --        --    (0.01)     --
   Distributions from net realized gain on investments             (0.36)    (0.09)      --      --
   Total distributions                                             (0.46)    (0.27)   (0.20)  (0.19)
 NET ASSET VALUE, END OF PERIOD                                   $19.63    $15.26   $12.80  $ 9.74
 TOTAL RETURN(C)                                                   32.34%    21.58%   33.71%  (0.70%)
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                         0.85%     0.85%    0.85%   0.54%*
   Net investment income                                            1.18%     1.54%    2.03%   2.58%*
   Expense waiver(d)                                                0.09%     0.22%    1.36%  25.42%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                      $305,796  $142,216  $48,514  $2,400
   Average commission rate paid(e)                               $0.0499   $0.0012       --      --
   Portfolio turnover                                                 56%       90%      43%     32%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 1, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (start of business) to January 31, 1994, the Fund had no investment activity.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

FEDERATED GROWTH STATEGIES FUND II--FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on theFund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                         YEAR ENDED DECEMBER 31,
                                                                        1997      1996     1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                   $12.80    $10.30    $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                  0.02**    0.05      0.03
   Net realized and unrealized gain on investments                        3.41      2.45      0.27
   Total from investment operations                                       3.43      2.50      0.30
 LESS DISTRIBUTIONS
   Distributions from net investment income                              (0.02)   (0.004)       --
   Distributions from net realized gain on investments                   (0.07)       --        --
   Total distributions                                                   (0.09)   (0.004)       --
 NET ASSET VALUE, END OF PERIOD                                         $16.14    $12.80    $10.30
 TOTAL RETURN(B)                                                         27.03%    24.32%     3.00%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                               0.85%     0.85%     0.85%*
   Net investment income                                                  0.14%     0.55%     1.91%*
   Expense waiver/reimbursement(c)                                        0.67%     3.87%    76.95%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                             $47,280   $16,985      $368
   Average commission rate paid(d)                                     $0.0566   $0.0376        --
   Portfolio turnover                                                      148%       96%        4%

* Computed on an annualized basis.

** Per share information presented is based upon the monthly average number of shares outstanding.

(a) Reflects operations for the period from November 9, 1995 (date of initial public investment) to December 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

FEDERATED UTILITY FUND II--FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on theFund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                             YEAR ENDED DECEMBER 31,
                                                                      1997       1996     1995     1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.81    $11.03    $ 9.29    $ 9.48
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                0.40      0.42      0.45      0.34
   Net realized and unrealized gain (loss) on investments and           2.62      0.82      1.74     (0.19)
   foreign currency
   Total from investment operations                                     3.02      1.24      2.19      0.15
 LESS DISTRIBUTIONS
   Distributions from net investment income                            (0.28)    (0.41)    (0.45)    (0.34)
   Distributions from net realized gain on investments and foreign     (0.26)    (0.05)       --        --
   currency transactions
   Total distributions                                                 (0.54)    (0.46)    (0.45)    (0.34)
 NET ASSET VALUE, END OF PERIOD                                       $14.29    $11.81    $11.03    $ 9.29
 TOTAL RETURN(B)                                                       26.63%    11.56%    24.18%     1.12%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                             0.85%     0.85%     0.85%     0.60%*
   Net investment income                                                3.41%     3.92%     4.62%     4.77%*
   Expense waiver/reimbursement(c)                                      0.27%     0.51%     2.24%    54.83%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                          $104,462   $63,558   $29,679      $974
   Average commission rate paid(d)                                   $0.0207   $0.0402        --        --
   Portfolio turnover                                                     95%       63%       62%       73%

* Computed on an annualized basis.

(a) Reflects operations for the period from April 14, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (start of business) to April 13, 1994, net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

FEDERATED PRIME MONEY FUND II--FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on theFund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                   YEAR ENDED DECEMBER 31,
                                                             1997       1996      1995     1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00     $1.00      $1.00     $1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                       0.05      0.05       0.05      0.01
 LESS DISTRIBUTIONS
   Distributions from net investment income                   (0.05)    (0.05)     (0.05)    (0.01)
 NET ASSET VALUE, END OF PERIOD                               $1.00     $1.00      $1.00     $1.00
 TOTAL RETURN(B)                                               4.93%     4.75%      5.20%     0.50%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                    0.80%     0.80%      0.80%     0.80%*
   Net investment income                                       4.84%     4.68%      5.12%     4.26%*
   Expense waiver(c)                                           0.20%     0.57%      2.69%    71.84%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                  $59,659   $45,655    $17,838      $552

* Computed on an annualized basis.

(a) Reflects operations for the period from November 18, 1994 (date of initial public investment) to December 31, 1994. For the period from December 10, 1993 (start of business) to November 17, 1994, the Fund had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

FEDERATED FUND FOR U.S GOVERNMENT SECURITIES II--FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on theFund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                      YEAR ENDED DECEMBER 31,
                                                                  1997      1996     1995     1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                             $10.09    $10.29   $ 9.99    $ 9.99
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.58      0.59     0.54      0.27
   Net realized and unrealized gain (loss) on investments           0.26     (0.18)    0.30        --
   Total from investment operations                                 0.84      0.41     0.84      0.27
 LESS DISTRIBUTIONS
   Distributions from net investment income                        (0.39)    (0.57)   (0.54)    (0.27)
   Distributions from net realized gain on investments                --     (0.04)       --       --
   Total distributions                                             (0.39)    (0.61)    (0.54)   (0.27)
 NET ASSET VALUE, END OF PERIOD                                   $10.54    $10.09    $10.29   $ 9.99
 TOTAL RETURN(B)                                                    8.58%     4.20%     8.77%    2.62%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                         0.80%     0.80%     0.80%    0.48%*
   Net investment income                                            5.98%     6.00%     6.00%    3.99%*
   Expense waiver/reimbursement(c)                                  0.45%     1.01%     4.81%   32.83%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                       $63,099   $34,965   $12,264   $1,244
   Portfolio turnover                                                 73%       97%       65%       0%

* Computed on an annualized basis.

(a) Reflects operations for the period from March 29, 1994 (date of initial public investment) to December 31, 1994. For the period from December 8, 1993 (start of business), to March 28, 1994, net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

FEDERATED HIGH INCOME BOND FUND II--FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on theFund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                         YEAR ENDED DECEMBER 31,
                                                                  1997       1996      1995    1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                              $10.24     $9.79     $8.87    $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                             0.88      0.88      0.85      0.75
   Net realized and unrealized gain (loss) on investments            0.48      0.45      0.89     (1.12)
   Total from investment operations                                  1.36      1.33      1.74     (0.37)
 LESS DISTRIBUTIONS
   Distributions from net investment income                         (0.61)    (0.88)    (0.82)    (0.75)
   Distributions in excess of net investment income(d)                 --        --        --     (0.01)
   Distributions from net realized gain on investments              (0.04)       --        --        --
   Total distributions                                              (0.65)    (0.88)    (0.82)    (0.76)
 NET ASSET VALUE, END OF PERIOD                                    $10.95    $10.24     $9.79     $8.87
 TOTAL RETURN(B)                                                    13.83%    14.31%    20.38%    (3.73%)
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                          0.80%     0.80%     0.80%     0.41%*
   Net investment income                                             8.73%     9.23%     9.27%     9.11%*
   Expense waiver(c)                                                 0.09%     0.59%     3.40%    10.01%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                       $156,164   $66,043   $20,165    $1,457
   Portfolio turnover                                                  52%       51%       48%       18%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 2, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (the start of business) to February 1, 1994, the Fund had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

FEDERATED INTERNATIONAL EQUITY FUND II--FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on theFund's financial statements for the year ended December 31, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                            YEAR ENDED DECEMBER 31,
                                                                             1997     1996     1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                       $11.16    $10.35    $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                      0.07      0.11**    0.07
   Net realized and unrealized gain on investments and foreign currency       1.05      0.75      0.28
   Total from investment operations                                           1.12      0.86      0.35
 LESS DISTRIBUTIONS
   Distributions from net investment income                                  (0.01)    (0.05)       --
 NET ASSET VALUE, END OF PERIOD                                             $12.27    $11.16    $10.35
 TOTAL RETURN(B)                                                             10.08%     8.32%     3.50%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                                   1.23%     1.25%     1.22%*
   Net investment income                                                      0.76%     0.89%     1.63%*
   Expense waiver/reimbursement (c)                                           0.98%     3.05%    11.42%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                                 $36,575   $17,752    $4,760
   Average commission rate paid(d)                                         $0.0068   $0.0030        --
   Portfolio turnover                                                          179%      103%       34%

* Computed on an annualized basis.

** Per share information presented is based upon the monthly average number of shares outstanding.

(a) Reflects operations for the period from May 5, 1995 (date of initial public investment) to December 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d)Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September
    1, 1995.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

FEDERATED EQUITY INCOME FUND II--FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 6, 1998, on theFund's financial statements for the year ended December 31, 1997, and on the following table for the period presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained free of charge.

                                                                                  PERIOD ENDED
                                                                                  DECEMBER 31,
                                                                                     1997(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                $10.47
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                               0.23
   Net realized and unrealized gain on investments                                     1.76
   Total from investment operations                                                    1.99
 LESS DISTRIBUTIONS
   Distributions from net investment income                                           (0.15)
 NET ASSET VALUE, END OF PERIOD                                                      $12.31
 TOTAL RETURN(B)                                                                      19.19%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                                            0.85%*
   Net investment income                                                               2.41%*
   Expense waiver/reimbursement(c)                                                     1.44%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                                          $32,875
   Average commission rate paid(d)                                                  $0.0038
   Portfolio turnover                                                                    68%

* Computed on an annualized basis.

(a) Reflects operations for the period from January 30, 1997 (date of initial public investment) to December 31, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, WHICH CAN BE OBTAINED FREE OF CHARGE.

GENERAL INFORMATION
ON FEDERATED INSURANCE SERIES

The Funds are portfolios of Federated Insurance Series, which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Funds. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have not established separate classes of shares.

Shares of each Fund are sold only to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Shares of each Fund are sold at net asset value as described in the section entitled "What Shares Cost." Shares of the Funds are redeemed at net asset value.

The Trust, which is designed to meet a variety of investment objectives, offers shares of beneficial interest in the following eight separate portfolios:

   * Federated American Leaders Fund II--a portfolio seeking long-term growth of capital and income by investing in the securities of "blue-chip" companies;
   * Federated Growth Strategies Fund II--a portfolio seeking capital appreciation by investing in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant fundamental changes are taking place;
   * Federated Utility Fund II--a portfolio seeking high current income and moderate capital appreciation by investing primarily in a professionally managed and diversified portfolio of equity and debt securities of utility companies;
   * Federated Prime Money Fund II--a portfolio seeking current income consistent with stability of principal and liquidity by investing in high quality money market instruments;
   * Federated Fund for U.S. Government Securities II--a portfolio seeking current income by investing in U.S. government securities;
   * Federated High Income Bond Fund II--a portfolio seeking high current income by investing in lower-rated fixed income securities, including preferred stocks, bonds, debentures, and notes;
   * Federated International Equity Fund II--a portfolio seeking a total return on its assets by investing in the equity securities of issuers located in at least three different countries outside of the United States; and
   * Federated Equity Income Fund II--a portfolio seeking above average income and capital appreciation by investing at least 65% of its assets in income-producing equity securities.

Each of the Funds may also invest in certain other types of securities as further described in this prospectus.

Since the Funds use a single prospectus, it is possible that one Fund might become liable for a misstatement in the prospectus regarding another Fund. The Trustees considered this when approving the use of a single prospectus.

FEDERATED AMERICAN LEADERS FUND II
INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The primary investment objective of the Fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The investment objectives cannot be changed without the approval of the Fund's shareholders. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies. "Blue-chip" companies generally are top-quality, established growth companies which, in the opinion of the investment adviser, meet one or more of the following criteria:

   * industry leader with proven management capabilities; * historical and future earnings growth rate of approximately 10%
     compounded annually;
   * strong balance sheet with pension liabilities funded; * products with brand recognition and consumer acceptance; * growing consumer-based demand with limited government sales; * ability to meet social, political, and environmental problems; * vigorous research effort with continuing new product flow; * low external capital requirements; and * not an import competitive company but possessing international capabilities.

Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of blue-chip companies. Given these long-term investment horizons, the Fund will attempt to hold its portfolio securities throughout market cycles.

COMMON STOCKS

The Fund invests primarily in common stocks of blue-chip companies selected by the Fund's investment adviser based on the criteria set forth above and traditional research techniques and technical factors, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Other factors, such as product position or market share, will also be considered by the Fund's investment adviser.

REAL ESTATE INVESTMENT TRUSTS

The Fund may purchase interests in real estate investment trusts. Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location.

AMERICAN DEPOSITARY RECEIPTS

The Fund may invest in American Depositary Receipts ("ADRs") of foreign-domiciled blue-chip companies. ADRs are trust receipts issued by U.S. banks or trust companies representing ownership interests in the equity securities of these companies. ADRs are U.S. dollar-denominated and traded on U.S. securities exchanges or over-the-counter. The value of ADRs could be affected by changes in foreign currency exchange rates.

BANK INSTRUMENTS

Primarily to manage short-term cash, the Fund may also invest in certificates of deposit, demand and time deposits, bankers' acceptances, deposit notes, and other instruments of domestic and foreign banks and other deposit institutions.

TEMPORARY INVESTMENTS

For defensive purposes only, the Fund may also invest temporarily in cash and cash items during times of unusual market conditions and to maintain liquidity. Cash items may include short-term obligations such as:

   * commercial paper rated A-1 or A-2 by Standard & Poor's ("S&P"), Prime-1 or Prime-2 by Moody's Investor Service, Inc. ("Moody's"), or F-1 or F-2 by Fitch IBCA, Inc. ("Fitch");

   * securities issued and/or guaranteed as to the payment of principal and interest by the U.S. government or its agencies and instrumentalities; and
   * repurchase agreements.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval.

In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."

FEDERATED GROWTH STRATEGIES FUND II
INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is capital appreciation. The investment objective cannot be changed without the approval of the Fund's shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing at least 65% of its assets in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant fundamental changes are taking place. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks.

Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund's investment adviser selects equity securities on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of each company's business. The Fund generally invests in companies with market capitalization of $100,000,000 or more. The fundamental changes which the investment adviser will seek to identify in companies include, for example, restructuring of basic businesses or reallocations of assets which present opportunities for significant share price appreciation. At times, the Fund will invest in securities of companies which are deemed by the investment adviser to be candidates for acquisition by other entities as indicated by changes in ownership, changes in standard price-to-value ratios, and an examination of other standard analytical indices.

The securities in which the Fund invests include, but are not limited to common stocks, preferred stocks, convertible securities, securities of foreign issuers, securities of other investment companies, and corporate obligations, including bonds, debentures, notes, and warrants. In addition, the Fund may invest in put and call options, futures, and options on futures.

SECURITIES OF FOREIGN ISSUERS

The Fund may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depositary receipts. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions.

As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the investment adviser to be substantial.

CORPORATE OBLIGATIONS

The Fund may invest up to 35% of its total assets in bonds, debentures, notes, and warrants of corporate issuers. These securities will generally be rated "BBB" or better by S&P or "Baa" or better by Moody's at the time of investment, or if unrated, of comparable quality. Securities which are rated BBB by S&P or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than higher-rated bonds. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates. Downgrades will be evaluated on a case by case basis by the investment adviser. The investment adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. A description of the ratings categories is contained in the Appendix to this prospectus.

In addition, with respect to the 35% limit, the Fund may invest up to 5% of its assets in debt obligations rated "B" or better by S&P or Moody's.

TEMPORARY INVESTMENTS

For defensive purposes only, the Fund may also invest temporarily in cash and cash items during times of unusual market conditions and to maintain liquidity. Cash items may include short-term obligations such as:

   * commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch Investors Service, Inc.;
   * securities issued and/or guaranteed as to the payment of principal and interest by the U.S. government or its agencies and instrumentalities;
   * certificates of deposit, demand and time deposits, bankers' acceptances, deposit notes, and other instruments of domestic and foreign banks and other deposit institutions; and
   * repurchase agreements.

PUT AND CALL OPTIONS

The Fund may purchase put options on stocks. These options will be used only as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio. The Fund may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Writing of calls by the Fund is intended to generate income for the Fund and, thereby, protect against price movements in particular securities in the Fund's portfolio.

Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Fund's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the Fund's adviser.

Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market, while over-the-counter options may not.

FUTURES CONTRACTS AND RELATED OPTIONS

The Fund may purchase and sell financial futures and stock index futures contracts to hedge all or a portion of its portfolio against changes in the price of its portfolio securities, but will not engage in futures transactions for speculative purposes.

The Fund may also write call options and purchase put options on financial futures and stock index futures contacts as a hedge to attempt to protect securities in its portfolio against decreases in value.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purposes of seeking short-term profits, securities in its portfolio will be sold whenever the investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status.") Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the investment adviser deems it appropriate to make changes in the Fund's portfolio.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval.

In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."

FEDERATED UTILITY FUND II
INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to achieve high current income and moderate capital appreciation. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the policies described in this prospectus.

INVESTMENT POLICIES

The Fund endeavors to achieve its objective by investing primarily in a professionally managed, diversified portfolio of equity and debt securities of utility companies. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund's investment approach is based on the conviction that over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of utility companies. The Fund intends to achieve its investment objective by investing in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of utility companies. The Fund may invest in convertible securities of companies. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

COMMON STOCKS

The Fund invests primarily in common stocks of utility companies selected by the Fund's investment adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. However, other factors, such as product position, market share, or profitability will also be considered by the Fund's investment adviser.

AMERICAN DEPOSITARY RECEIPTS

The Fund may purchase American Depositary Receipts ("ADRs") issued by U.S. banks as a substitute for direct ownership of securities of foreign companies in the utilities industry. ADRs are traded in the United States on stock exchanges and in the over-the-counter markets like stocks of domestic companies.

SECURITIES OF FOREIGN ISSUERS

The Fund may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depositary receipts as well as securities of foreign issuers that trade on foreign stock exchanges. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the investment adviser to be substantial.

Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments. In an attempt to reduce some of these risks, the Fund diversifies its investments broadly among foreign countries, including both developed and developing countries.

The Fund will take advantage of the unusual opportunities for higher returns available from investing in developing countries and may invest in the utility and other securities of such countries. These investments carry considerably more volatility and risk because they are associated with less mature economies and less stable political systems. (See "Risk Considerations in Developing Countries.")

RISK CONSIDERATIONS IN DEVELOPING COUNTRIES

Securities prices in developing countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, developing countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Such countries may also have restrictions on foreign ownership or prohibitions on the repatriation of assets, and may have less protection of property rights than developed countries.

The economies of developing countries may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in developing countries may trade a small number of securities and may be unable to respond effectively to increase in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in developing countries typically offer less regulatory protection for investors.

OTHER SECURITIES

The Fund may invest in preferred stocks, corporate bonds, notes, and warrants of these companies and in cash, U.S. government securities, and money market instruments in proportions determined by its investment adviser.

TEMPORARY INVESTMENTS

The Fund may also invest temporarily in cash, cash items, and short-term instruments, including notes and commercial paper, for liquidity and during times of unusual market conditions for defensive purposes. Cash items may include obligations such as:

   * certificates of deposit (including those issued by domestic and foreign branches of FDIC insured banks);
   * obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities; and
   * repurchase agreements.

PUT AND CALL OPTIONS

The Fund may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund will only purchase puts on portfolio securities which are traded on a recognized exchange.

The Fund may also write call options on all or any portion of its portfolio to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or for which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes must be listed on a recognized options exchange. Although the Fund reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by its Trustees.

FINANCIAL FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio of long-term debt securities against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts is unleveraged.

RISKS

When the Fund uses financial futures and options on financial futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into futures and options transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

REAL ESTATE INVESTMENT TRUSTS

The Fund may purchase interests in real estate investment trusts. Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."

FEDERATED PRIME MONEY FUND II
INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less. The average maturity of the money market instruments in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests in high-quality money market instruments that are either rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

   * domestic issues of corporate debt obligations, including variable rate demand notes;
   * commercial paper (including Canadian Commercial Paper ("CCP") and
     Europaper);
   * certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");
   * short-term credit facilities, such as demand notes; * asset-backed securities; * obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities ("Government Securities");
   * repurchase agreements; and
   * other money market instruments.

The Fund invests only in instruments denominated and payable in U.S.
dollars.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the Fund may next tender the security for repurchase.

BANK INSTRUMENTS

The Fund only invests in Bank Instruments either issued by an institution having capital, surplus, and undivided profits over $100 million or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The Fund will treat securities credit enhanced by a bank as Bank Instruments.

SHORT-TERM CREDIT FACILITIES

Demand notes are short-term borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. The Fund may also enter into, or acquire participations in, short-term revolving credit facilities with corporate borrowers. Demand notes and other short-term credit arrangements usually provide for floating or variable rates of interest.

ASSET-BACKED SECURITIES

Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may take the form of beneficial interest in a special purpose trust, limited partnership interests, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities often have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collections of the loans and receivables held by the issuer.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

CONCENTRATION OF INVESTMENTS

The Fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the Fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. Captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent will, for purposes of industry concentration, be classified by the Fund in the industry of its parent corporation.

In addition, the Fund may invest more than 25% of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, CCP, and Europaper are subject to somewhat different risks than domestic obligations of domestic banks. Examples of these risks include international, economic, and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, and recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval.

In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

Under normal circumstances, the Fund pursues its investment objective by investing at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities. For purposes of this 65% statement, the Fund will consider collateralized mortgage obligations issued by U.S. government agencies or instrumentalities to be U.S. government securities. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests in securities which are primary or direct obligations of the U.S. government or its agencies or instrumentalities, or which are guaranteed by the U.S. government, its agencies, or instrumentalities, and in certain collateralized mortgage obligations ("CMOs"), described below, and repurchase agreements. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

The U.S. government securities in which the Fund invests include:

   * direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;
   * notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;
   * notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and
   * notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:

   * the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
   * the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or
   * the credit of the agency or instrumentality.

The Fund may also invest in CMOs which are rated AAA by an NRSRO and which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Fund may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. The mortgage-related securities provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

Mortgage-backed securities may be subject to certain prepayment risks because the underlying mortgage loans may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining interest rates because many borrowers refinance their mortgages to take advantage of favorable rates. At the time the Fund reinvests the proceeds, it may receive a rate of interest which is actually lower than the rate of interest paid on those securities.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval.

In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."

FEDERATED HIGH INCOME BOND FUND II
INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek high current income. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

Unless stated otherwise, the Trustees can change the investment policies without the approval of shareholders. Shareholders will be notified before any material change becomes effective. The Fund endeavors to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations, which are commonly referred to as "junk bonds." Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the investment objective of high current income.

ACCEPTABLE INVESTMENTS

The Fund invests at least 65% of its assets in lower-rated fixed income bonds. Under normal circumstances, the Fund will not invest more than 10% of the value of its total assets in equity securities. The fixed income securities in which the Fund invests include, but are not limited to:

   * preferred stocks;
   * bonds;

   * convertible securities;

   * debentures;
   * notes;
   * equipment lease certificates; and
   * equipment trust certificates.

The securities in which the Fund may invest are generally rated BBB or lower by S&P or Fitch or Baa or lower by Moody's, or are not rated but are determined by the Fund's investment adviser to be of comparable quality, and may include bonds in default. Securities which are rated BBB or lower by S&P or Fitch or Baa or lower by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than highly rated bonds. A description of the rating categories is contained in the Appendix to this combined prospectus. There is no lower limit with respect to rating categories for securities in which the Fund may invest.
See "Investment Risks" below.

FOREIGN SECURITIES

The Fund may invest in foreign securities, including foreign securities not publicly traded in the United States, which may include any of the types of securities described above (see "Acceptable Investments"). Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic issuers. These considerations include the possibility of expropriation, the unavailability of financial information, or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives.

TEMPORARY INVESTMENTS

The Fund may invest temporarily in cash and short-term obligations for defensive purposes during times of unusual market conditions. Short-term obligations may include:

   * certificates of deposit;
   * commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch and variable rate demand master notes;
   * short-term notes;
   * obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities; and
   * repurchase agreements.

INVESTMENT RISKS

The prices of fixed income securities fluctuate inversely to the direction of interest rates.

The corporate debt obligations in which the Fund invests are usually not in the three highest rating categories of the nationally recognized statistical rating organizations (AAA, AA, or A for S&P or Fitch and Aaa, Aa or A for Moody's), but are in the lower rating categories or are unrated but are of comparable quality and are regarded as having predominately speculative characteristics. Lower-rated or unrated bonds are commonly referred to as "junk bonds." There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. A description of the rating categories is contained in the Appendix to this prospectus.

Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the prices or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers in lower-rated securities. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased.

In the event of a restructuring, the Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer.

The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. In 1989, legislation was enacted that requires federally insured savings associations to divest their holdings of lower-rated bonds by 1994. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds could have an adverse impact on the overall liquidity of the market. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers, or underlying business conditions, whether or not warranted by fundamental analysis, may also affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

The Fund may, from time to time, own zero coupon bonds or pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash). The price of zero coupon bonds and pay-in-kind securities are generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds and pay-in-kind securities be reported as income to the Fund even though the Fund received no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

                     AS A PERCENTAGE OF TOTAL
                       MARKET VALUE OF BOND
                          HOLDINGS AS OF
                         DECEMBER 31, 1997
CREDIT RATING                  RATED
BB & BBB                       18.4%
B                              70.5%
CCC                             3.6%
D                               0.1%
Not Rated                       7.4%
   Total                      100.0%

REDUCING RISKS OF LOWER-RATED SECURITIES

The Fund's investment adviser believes that the risks of investing in lower-rated securities can be reduced. The professional portfolio management techniques used by the Fund to attempt to reduce these risks include:

  CREDIT RESEARCH

  The Fund's investment adviser will perform its own credit analysis in addition to using recognized rating agencies and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The adviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest, or dividend coverage and earnings. In evaluating an issuer, the adviser places special emphasis on the estimated current value of the issuer's assets rather than historical cost.

  DIVERSIFICATION

  The Fund invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

  ECONOMIC ANALYSIS

  The Fund's adviser will analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. However, the following investment limitation may be changed without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not:

   * invest more than 15% of its net asset in illiquid securities.

In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."

FEDERATED INTERNATIONAL EQUITY FUND II
INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The Fund's investment objective is to obtain a total return on its assets. The investment objective cannot be changed without the approval of the Fund's shareholders. While there is no assurance that the Fund will achieve its investment objective, it attempts to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

ACCEPTABLE INVESTMENTS

The Fund will attempt to achieve its objective by investing at least 65% of its assets (and under normal market conditions substantially all of its assets) in equity securities of issuers located in at least three different countries outside of the United States. The Fund's investment approach is based on the premise that investing in such non-U.S. securities provides three potential benefits over investing solely in U.S. securities: (1) the opportunity to invest in foreign issuers believed to have superior growth potential; (2) the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S.; and (3) the opportunity to reduce portfolio volatility to the extent that securities markets inside and outside the U.S. do not move in harmony. The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"); corporate and government fixed income securities of issuers outside of the U.S.; convertible securities; and options and financial futures contracts. In addition, the Fund may enter into forward commitments, repurchase agreements, foreign currency transactions; and maintain reserves in foreign or U.S. money market instruments.

Unless otherwise indicated, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change to these policies becomes effective.

DEPOSITARY RECEIPTS

The Fund may purchase sponsored or unsponsored ADRs, GDRs, and EDRs (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts.

FIXED INCOME SECURITIES

At the date of this prospectus, the Fund has committed its assets primarily to dividend-paying equity securities of established companies that appear to have growth potential. However, as a temporary defensive position, the Fund may shift its emphasis to fixed income securities, warrants, or other obligations of foreign companies or governments, if they appear to offer potential higher return. Fixed income securities include preferred stock, bonds, notes, or other debt securities which are investment grade or higher, as described below. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

The debt securities in which the Fund will invest will possess a minimum credit rating of BBB as assigned by S&P or Baa by Moody's, or, if unrated, will be judged by the Fund's adviser to be of comparable quality. Because the average quality of the Fund's portfolio investments should remain constantly between AAA and BBB, the Fund may avoid the adverse consequences that may arise for some debt securities in difficult economic circumstances. Downgraded securities will be evaluated on a case by case basis by the adviser. The adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. A description of the ratings categories is contained in the Appendix to the Statement of Additional Information.

REAL ESTATE INVESTMENT TRUSTS

The Fund may purchase interests in real estate investment trusts. Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location.

OPTIONS AND FINANCIAL FUTURES CONTRACTS

The Fund may purchase put and call options, financial futures contracts, and options on financial futures contracts. In addition, the Fund may write (sell) put and call options with respect to securities in the Fund's portfolio.

FORWARD COMMITMENTS

Forward commitments are contracts to purchase securities for a fixed price at a date beyond customary settlement time. The Fund may enter into these contracts if liquid securities in amounts sufficient to meet the purchase price are segregated on the Fund's records at the trade date and maintained until the transaction has been settled. Risk is involved if the value of the security declines before settlement. Although the Fund enters into forward commitments with the intention of acquiring the security, it may dispose of the commitment prior to settlement and realize a short-term profit or loss.

MONEY MARKET INSTRUMENTS

The Fund may invest in foreign and U.S. money market instruments, including interest-bearing call deposits with banks, government obligations, certificates of deposit, banker's acceptances, commercial paper, short-term corporate debt securities, and repurchase agreements. The commercial paper in which the Fund invests will be rated A-1 by S&P or P-1 by Moody's. These investments may be used to temporarily invest cash received from the sale of Fund shares, to establish and maintain reserves for temporary defensive purposes, or to take advantage of market opportunities. Investments in the World Bank, Asian Development Bank, or Inter-American Development Bank are not anticipated.

FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. Cross-hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that is the subject of the hedge.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN
CURRENCIES

A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. No more than 30% of the Fund's assets will be committed to forward contracts for hedging purposes at any time. (This restriction does not include forward contracts entered into to settle securities transactions.)

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

RISKS ASSOCIATED WITH FINANCIAL FUTURES CONTRACTS AND OPTIONS ON FINANCIAL FUTURES CONTRACTS

When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's adviser could be incorrect in its expectations about the direction or extent of market factors such as interest or currency exchange rate movements. In these events, the Fund may lose money on the futures contract or option. Also, it is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Fund's adviser will consider liquidity before entering into such transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

RISKS ASSOCIATED WITH NON-U.S. SECURITIES

Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments. In an attempt to reduce some of these risks, the Fund diversifies its investments broadly among foreign countries, including both developed and developing countries. At least three different countries will always be represented.

The Fund occasionally takes advantage of the unusual opportunities for higher returns available from investing in developing countries. These investments, however, carry considerably more volatility and risk because they are associated with less mature economies and less stable political systems.

CURRENCY RISKS

Because the Fund may purchase securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates could affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease.

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation, and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund will not convert its holdings of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

FOREIGN COMPANIES

Other differences between investing in non-U.S. and U.S. securities include:

   * less publicly available information about foreign companies; * the lack of uniform financial accounting standards applicable to foreign companies;
   * less readily available market quotations on foreign companies; * differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks;
   * differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; * generally lower foreign stock market volume; * the likelihood that foreign securities may be less liquid or more volatile;
   * foreign brokerage commissions may be higher;
   * unreliable mail service between countries; and
   * political or financial changes which adversely affect investments in some countries.

U.S. GOVERNMENT POLICIES

In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors such as the Fund. Investors are advised that when such policies are instituted, the Fund will abide by them.

SHORT SALES

The Fund intends to sell securities short from time to time, subject to certain restrictions. A short sale occurs when a borrowed security is sold in anticipation of a decline in its price. If the decline occurs, shares equal in number to those sold short can be purchased at the lower price. If the price increases, the higher price must be paid. The purchased shares are then returned to the original lender. Risk arises because no loss limit can be placed on the transaction. When the Fund enters into a short sale, assets equal to the market price of the securities sold short or any lesser price at which the Fund can obtain such securities, are segregated on the Fund's records and maintained until the Fund meets its obligations under the short sale.

DEVELOPING/EMERGING MARKETS

The economics of individual emerging countries may differ favorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economics of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

With respect to any emerging country, there is the possibility of nationalization, expropriation, or confiscatory taxation, political changes, governmental regulation, social instability, or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the U.S.

INVESTMENT LIMITATIONS

The Fund will not:

   * with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities (other than securities issued or guaranteed by the government of the U.S., or its agencies, or instrumentalities) of any one issuer, or acquire more than 10% of the outstanding voting securities of any one issuer;
   * sell securities short except under strict limitations; * borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge its assets to secure such borrowings; or
   * permit margin deposits for financial futures contracts held by the Fund, plus premiums paid by it for open options on financial futures contracts, to exceed 5% of the fair market value of the Fund's total assets, after taking into account the unrealized profits and losses on the contracts.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

The Fund will not:

   * invest more than 15% of the value of its net assets in illiquid securities, including securities not determined by the Trustees to be liquid, repurchase agreements with maturities longer than seven days after notice, and certain over-the-counter options.

In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. It is not anticipated that the portfolio trading engaged in by the Fund will result in its annual rate of portfolio turnover exceeding 200%. A portfolio turnover rate of 100% would occur, for example, if all the securities in the Fund's portfolio were replaced once in a period of one year. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's investment adviser deems it appropriate to make changes in the Fund's portfolio.

FEDERATED EQUITY INCOME FUND II
INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide above average income and capital appreciation. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund attempts to achieve its objectives by investing at least 65% of its assets in income-producing equity securities. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks. The portion of the Fund's total assets invested in common stocks, preferred stocks, convertible securities, and corporate bonds will vary according to the Fund's assessment of market and economic conditions and outlook.

The Fund's stock selection emphasizes those common stocks in each sector that have good value, attractive yield, and dividend growth potential. The Fund will utilize convertible securities because such securities typically offer high yields and good potential for capital appreciation.

ZERO COUPON CONVERTIBLE SECURITIES

Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Federal income tax law requires the holder of a zero coupon convertible security to recognize income from the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability of federal income taxes, the Fund will be required to distribute income accrued from zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

TEMPORARY INVESTMENTS

The Fund may also invest temporarily, in amounts of 35% or less of the Fund's assets, in cash and cash items during times of unusual market conditions to maintain liquidity. Cash items may include the following short-term obligations:

   * commercial paper and Europaper (dollar denominated commercial paper issued outside the United States);
   * instruments of domestic and foreign banks and savings associations (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances); or
   * obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements; and other short-term instruments.

PUT AND CALL OPTIONS

The Fund may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may also write call options on all or any portion of its portfolio to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or for which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration.

The Fund may generally purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options since options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the adviser.

Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. The Fund will not buy call options or write put options without further notification to shareholders.

FINANCIAL FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and U.S. Treasury securities, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

RISKS

When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio manager could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the portfolio manager will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

AMERICAN DEPOSITARY RECEIPTS

The Fund may purchase American Depositary Receipts ("ADRs") issued by U.S. Banks as a substitute for direct ownership of securities of foreign companies. ADRs are traded in the United States on stock exchanges and in the over-the-counter markets like stocks of domestic companies.

SECURITIES OF FOREIGN ISSUERS

The Fund may invest in securities of foreign issuers. Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments. In an attempt to reduce some of these risks, the Fund diversifies its investments broadly among foreign countries, including both developed and developing countries. The Fund will take advantage of the unusual opportunities for higher returns available from investing in developing countries and may invest in the securities of such countries. These investments carry considerably more volatility and risk because they are associated with less mature economies and less stable political systems. Foreign securities are denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations. Although the Fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell securities. Other differences between investing in foreign and U.S. companies include: less publicly available information about foreign companies; the lack of uniform financial accounting standards applicable to foreign companies; less readily available market quotations on foreign companies; differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; generally lower foreign stock market value; the likelihood that foreign securities may be less liquid or more volatile; foreign brokerage commissions may be higher; unreliable mail service between countries; and political or financial changes which adversely affect investments in some countries. Securities prices in developing countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, developing countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Such countries may also have restrictions on foreign ownership or prohibitions on the repatriation of assets, and may have less protection of property rights than developed countries. The economies of developing countries may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in developing countries may trade a small number of securities and may be unable to respond effectively to increased trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in developing countries typically offer less regulatory protection for investors. In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors such as the Fund. Although the Fund is unaware of any current restrictions, investors are advised that these policies could be reinstituted.

HIGH-YIELD CORPORATE DEBT OBLIGATIONS

The Fund may invest up to 35% of the value of its total assets in corporate debt obligations that are not investment grade bonds or are not rated but are determined by the adviser to be of comparable quality, and may include bonds in default. Securities which are rated BBB or lower by Standard & Poor's or Baa or lower by Moody's either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. A description of the rating categories is contained in the Appendix to this prospectus. There is no lower limit with respect to rating categories for securities in which the Fund may invest.

Corporate debt obligations that are not determined to be investment grade are high-yield, high-risk securities ("junk bonds"), typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade securities, lower rated securities tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated securities may be more difficult to dispose of or to value than high-rated, lower-yielding securities. The Fund does not intend to invest more than 5% of its assets in corporate debt obligations that are not investment-grade securities (excluding securities convertible into equity securities) during the current fiscal year.

The prices of fixed income securities fluctuate inversely to the direction of interest rates. The adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

REAL ESTATE INVESTMENT TRUSTS

The Fund may purchase interests in real estate investment trusts. Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location.

PORTFOLIO TURNOVER

Securities in the Fund's portfolio will be sold whenever the adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The adviser to the Fund does not anticipate that portfolio turnover will result in adverse tax consequences. Any such trading will increase the Fund's portfolio turnover rate and transaction costs.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except that under certain circumstances the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings;
   * sell securities short except, under strict limitations, it may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions;
   * invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any issuer; or
   * purchase portfolio instruments if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

The Fund will not:

   * commit more than 5% of the value of its total assets to premiums on open put option positions.

In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."

HUB AND SPOKE (R) OPTION (FEDERATED EQUITY INCOME FUND II ONLY)

If the Trustees determine it to be in the best interest of the Federated Equity Income Fund II and its shareholders, the Fund may in the future seek to achieve its investment objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed in substantially the same manner as the Fund.

The initial shareholder of the Fund (which is an affiliate of Federated Securities Corp.) voted to vest authority to use this investment structure in the sole discretion of the Trustees. No further approval of shareholders is required. Shareholders will receive at least 30 days prior notice of any such investment.

In making its determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although it is expected that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will remain the same or be materially reduced if this investment structure is implemented.

INVESTMENT POLICIES AND PRACTICES

The following investment policies and practices, unless indicated otherwise, may be changed without approval of shareholders.

CONVERTIBLE SECURITIES

Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, and Federated Equity Income Fund II may invest in convertible securities. Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS--(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS-- (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS--(Preferred Equity Redemption Cumulative Stock, an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES--(Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Funds do not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Funds invest in convertible securities irrespective of their ratings. This could result in the Funds purchasing and holding convertible securities rated below investment grade by an NRSRO or in the Funds holding such securities where they have acquired a rating below investment grade after the Funds have purchased them.

The Funds' investments in convertible securities will not be subject to the quality rating limit on other securities in which the Funds invest. With regard to Federated High Income Bond Fund II, see "Investment Risks." With regard to Federated Equity Income Fund II, see "High-Yield Corporate Debt Obligations."

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Funds may invest their respective assets in securities of other investment companies as an efficient means of carrying out their investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such duplicate expenses.

REPURCHASE AGREEMENTS

All of the Funds will engage in repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. Such Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, such Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Funds believe that, under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by each Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

RESTRICTED AND ILLIQUID SECURITIES

Each Fund may invest in restricted securities. Restricted securities are any securities in which these Funds may otherwise invest pursuant to their respective investment objectives and policies but which are subject to restriction on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent restricted securities are deemed to be illiquid, the Funds will limit their purchase, including non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, and certain restricted securities determined by the Trustees not to be liquid, to 15% of the net assets of each Fund (10% with respect to Federated Prime Money Fund II). Federated High Income Bond Fund II will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may purchase portfolio securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Funds may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The funds may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each Fund may lend its portfolio securities on a short-term or long-term basis, or both, up to one-third of the value of its total assets, to broker/dealers, banks, or other institutional borrowers of securities. (Federated International Equity Fund II is not subject to this one-third limitation.) This policy is a fundamental policy of each Fund and may not be changed without shareholder approval. The Funds will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.

VARIABLE ASSET REGULATIONS

The Funds are also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% of the total assets of a Fund may be represented by any two investments, no more than 80% of the total assets of a Fund may be represented by any three investments, and no more than 90% of the total assets of a Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If a Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

The Funds will be operated at all times so as to comply with the foregoing diversification requirements.

STATE INSURANCE REGULATIONS

The Funds are intended to be funding vehicles for variable annuity contracts and variable life insurance policies offered by certain insurance companies. The contracts will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applied to the Trust, each Fund may be limited in its ability to engage in such investments and to manage its portfolio with desired flexibility. The Trust intends that each Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Funds.

NET ASSET VALUE

The net asset value per share of Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated International Equity Fund II, and Federated Equity Income Fund II fluctuates. They are determined by dividing the sum of the market value of all securities and other assets of the particular Fund, less liabilities, by the number of shares outstanding.

Federated Prime Money Fund II attempts to stabilize the net asset value of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share of Federated Prime Money Fund II is determined by subtracting total liabilities from total assets and dividing by the number of shares outstanding. Federated Prime Money Fund II cannot guarantee that its net asset value will always remain at $1.00 per share.

INVESTING IN THE FUNDS

PURCHASES AND REDEMPTIONS

Shares of the Funds are not sold directly to the general public. With respect to Federated High Income Bond Fund II, the Fund reserves the right to reject any purchase request. The Funds' shares are used solely as the investment vehicle for separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies. The use of Fund shares as investments for both variable annuity contracts and variable life insurance policies is referred to as "mixed funding." The use of Fund shares as investments by separate accounts of unaffiliated life insurance companies is referred to as "shared funding."

The Funds intend to engage in mixed funding and shared funding in the future. Although the Funds do not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment, or other considerations resulting from mixed funding or shared funding, the Trustees would closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Funds.

Shares of the Funds are purchased or redeemed on behalf of participating insurance companies at the next computed net asset value after an order is received on days on which the New York Stock Exchange is open.

WHAT SHARES COST

The net asset value of shares is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days on which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchase orders from separate accounts investing in the Funds which are received by the insurance companies by 4:00 p.m. (Eastern time), will be computed at the net asset value of the applicable Funds determined on that day, as long as such purchase orders are received by the applicable Fund in proper form and in accordance with applicable procedures by 8:00 a.m. (Eastern time) on the next business day and as long as federal funds in the amount of such orders are received by the respective Funds on the next business day. It is the responsibility of each insurance company which invests in the Funds to properly transmit purchase orders and federal funds in accordance with the procedures described above.

DIVIDENDS

Dividends on shares of Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated International Equity Fund II, and Federated Equity Income Fund II are declared and paid annually. Dividends on shares of Federated Prime Money Fund II are declared daily and paid monthly.

Shares of Federated Prime Money Fund II begin earning dividends on the day that the Fund receives federal funds. Shares of Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond II, Federated International Equity Fund II, and Federated Equity Income Fund II will begin earning dividends if owned on the applicable record date. Dividends of each Fund are automatically reinvested in additional shares of such Fund on payment dates at the ex-dividend date net asset value.

FEDERATED INSURANCE SERIES INFORMATION

MANAGEMENT OF FEDERATED INSURANCE SERIES

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISERS

Pursuant to an investment advisory contract with the Trust, investment decisions for Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Prime Money Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, and Federated Equity Income Fund II are made by Federated Advisers, the Funds' investment adviser, subject to direction by the Trustees. Pursuant to an investment advisory contract with the Trust, investment decisions for Federated International Equity Fund II are made by Federated Global Research Corp., the Fund's investment adviser, subject to direction by the Trustees. The advisers continually conduct investment research and supervision for the Funds and are responsible for the purchase or sale of portfolio instruments, for which they receive an annual fee from each Fund.

SUB-ADVISER

Under the terms of the sub-advisory agreement between Federated Advisers and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide Federated Utility Fund II's investment adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the adviser.

The Funds, the Advisers and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Funds and their portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Funds' shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Funds; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

ADVISORY FEES

The Funds' advisers receive an annual investment advisory fee equal to 1% of the average daily net assets for Federated International Equity Fund II, 0.75% of the average daily net assets for Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, and Federated Equity Income Fund II, 0.60% of the average daily net assets for Federated Fund for U.S. Government Securities II and Federated High Income Bond Fund II, and 0.50% of the average daily net assets for Federated Prime Money Fund II. The advisers may voluntarily choose to waive a portion of their fees or reimburse a Fund for certain operating expenses. The advisers can terminate this voluntary waiver and reimbursement of expenses at any time at their sole discretion.

SUB-ADVISORY FEES

For its services under the sub-advisory agreement, the Sub-Adviser receives an allocable portion of Federated Utility Fund II's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for Federated Utility Fund II. This fee is paid by Federated Utility Fund II's investment adviser out of its resources and is not an incremental Fund expense.

ADVISERS' AND SUB-ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, and Federated Global Research Corp., incorporated in Delaware on May 12, 1995, are registered investment advisers under the Investment Advisers Act of 1940. They are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors. Prior to September 1995, Federated Global Research Corp. had not served as an investment adviser to mutual funds.

Federated Advisers, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

FUND MANAGERS

FEDERATED AMERICAN LEADERS FUND II

Scott B. Schermerhorn has been a portfolio manager of the Fund since July 1996. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of the Fund's investment adviser. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J.
W. Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

Michael P. Donnelly has been a portfolio manager of the Fund since April 1997. Mr. Donnelly joined Federated Investors in 1989 as an Investment Analyst and has been a Vice President of the Fund's investment adviser since 1994. He served as an Assistant Vice President of the Fund's investment adviser from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

FEDERATED GROWTH STRATEGIES FUND II

James E. Grefenstette has been a portfolio manager of the Fund since the Fund's inception. Mr. Grefenstette joined Federated Investors in 1992 and has been a Vice President of the Fund's investment adviser since 1996. From 1994 until 1996, Mr. Grefenstette acted as an Assistant Vice President of the Fund's investment adviser, and served as an Investment Analyst of the investment adviser from 1992 to 1994. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Salvatore Esposito has been a portfolio manager of the Fund since August 1997. Mr. Esposito joined Federated Investors in 1995 as an Investment Analyst of the Fund's investment adviser, and has been an Assistant Vice President of the Fund's investment adviser since October 1997. From 1987 to 1995, Mr. Esposito served in various positions at PNC Bank, culminating in that of Vice President/Lead Reviewer. Mr. Esposito earned his M.B.A., concentrating in Finance, from Duquesne University.

FEDERATED UTILITY FUND II AND FEDERATED EQUITY INCOME FUND II

Linda A. Duessel has been a portfolio manager of Federated Utility Fund II since April 1995. Ms. Duessel has been a portfolio manager of Federated Equity Income Fund II since February 1997. Ms. Duessel joined Federated Investors in 1991 and has been a Vice President of the Fund's investment adviser since 1995. Ms. Duessel was an Assistant Vice President of the Fund's investment adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Stephen J. Lehman has been a portfolio manager of the Federated Utility Fund II and the Federated Equity Income Fund II since August 1997. Mr. Lehman joined the Fund's investment adviser in May 1997 as a Vice President. From 1986 to May 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio Manager, at First Chicago NBD. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.

Drew J. Collins and Richard J. Lazarchic are the portfolio managers for Federated Utility Fund II's foreign securities.

Drew J. Collins has been a portfolio manager of Federated Utility Fund II since July 1997. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's investment adviser. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

Richard J. Lazarchic has been a portfolio manager of the Federated Utility Fund II since April 1998. Mr. Lazarchic joined Federated Investors in March 1998 as a Vice President of the Fund's investment adviser. From May 1979 through October 1997, Mr. Lazarchic was employed with American Express Financial Corp., initially as an Analyst and then as a Vice President/Senior Portfolio Manager. Mr. Lazarchic is a Chartered Financial Analyst. He received his M.B.A. from Kent State University.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

Kathleen M. Foody-Malus has been a portfolio manager of the Fund since the Fund's inception. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Todd A. Abraham has been a portfolio manager of the Fund since April 1997. Mr. Abraham has been a Vice President of the Fund's investment adviser since July 1997. Mr. Abraham joined Federated Investors in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in finance from Loyola College.

FEDERATED HIGH INCOME BOND FUND II

Mark E. Durbiano has been a portfolio manager of the Fund since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's investment adviser since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Fund's investment adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Stefanie L. Bachhuber has been a portfolio manager of the Fund since April 1998. Ms. Bachhuber joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's adviser since 1996. Ms. Bachhuber is a Chartered Financial Analyst and earned her M.B.A. with a concentration in Finance, from Duke University in 1993.

FEDERATED INTERNATIONAL EQUITY FUND II

Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's investment adviser. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's investment adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 until 1995.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Funds. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN (FEDERATED EQUITY INCOME FUND II ONLY) AND SHAREHOLDER
SERVICES

Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by Federated Equity Income Fund II in an amount computed at an annual rate of up to 0.25% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees will be determined from time to time by the distributor. The Fund is not currently paying any 12b-1 fees under the Plan. Should the Fund begin to pay these fees, shareholders will be notified.

The Plan is a compensation-type Plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying, or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.

In addition, the Funds have entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Funds may make payments up to 0.25% of the average daily net asset value of their shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select institutions to perform shareholder services. Institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Funds and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

Federated Securities Corp., from its own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational, and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance may be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by each Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUNDS

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

 MAXIMUM          AVERAGE AGGREGATE
   FEE             DAILY NET ASSETS
 0.150%       on the first $250 million
 0.125%        on the next $250 million
 0.100%        on the next $250 million
 0.075%  on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

Brokerage Transactions

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the advisers look for prompt execution of the order at a favorable price. In working with dealers, the advisers will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the advisers may give consideration to those firms which have sold or are selling shares of the Funds and other funds distributed by Federated Securities Corp. The advisers make decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

SHAREHOLDER INFORMATION

VOTING RIGHTS

The insurance company separate accounts, as shareholders of each Fund, will vote the Fund shares held in their separate accounts at meetings of shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of each such separate account. As of April 8, 1998, Aetna Insurance Co. of America, Hartford, CT, and Aetna Life Insurance & Annuity Co. Central Valuation Unit, Hartford, CT, owned approximately 36.56% and 35.97%, respectively, of the voting securities of Federated American Leaders Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 8, 1998, Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 100% of the voting securities of Federated Growth Strategies Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 8, 1998, Life of Virginia, Richmond, VA, and Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 29.90% and 42.97%, respectively, of the voting securities of Federated Utility Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 8, 1998, United of Omaha Life Insurance Co., Omaha, NE, owned approximately 36.07% of the voting securities of Federated Prime Money Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 8, 1998, United of Omaha Life Insurance Co., Omaha, NE, and Aetna Retirement Services Central Valuation Unit,Hartford, CT, owned aproximately 33.22% and 26.80%, respectively, of the voting securities of Federated Fund for U.S. Government Securities II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 8, 1998, Life of Virginia, Richmond, VA, and Aetna Retirement Services Cental Valuation Unit, Hartford, CT, owned approximately 25.19% and 45.42%, respectively, of the voting securities of FederatedHigh Income Bond Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 8, 1998, Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 91.96% of the voting securities of Federated International Equity Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 8, 1998, Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 99.96% of the voting securities of Federated Equity Income Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Each share of each of the Funds gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund have equal voting rights, except that only shares of a particular Fund are entitled to vote on matters affecting that Fund. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.

TAX INFORMATION

FEDERAL TAXES

The Funds will pay no federal income tax because the Funds expect to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by each of the Funds in the Trust will not be combined for tax purposes with those realized by any other Fund.

Each Fund intends to comply with the variable asset diversification regulations which are described earlier in this prospectus. If a Fund fails to comply with these regulations, contracts invested in that Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from each Fund to the separate accounts.

STATE AND LOCAL TAXES

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated International Equity Fund II and Federated Equity Income Fund II advertise total return and yield. From time to time Federated Prime Money Fund II advertises its total return, yield, and effective yield.

Total return represents the change, over a specific period of time, in the value of an investment in a Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yields of Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated International Equity Fund II, and Federated Equity Income Fund II are calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The yield of Federated Prime Money Fund II represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned on an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Performance information for each Fund will not reflect the charges and expenses of a variable annuity or variable life insurance contract. Because shares of each Fund can only be purchased by a separate account of an insurance company offering such a contract, you should review the performance figures of the contract in which you are invested, which performance figures will accompany any advertisement of a Fund's performance.

From time to time, advertisements for the Funds may refer to ratings, rankings, and other information in certain financial publications and/or compare a Fund's performance to certain indices.

APPENDIX

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

C--The rating C is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC., LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR--NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC., COMMERCIAL PAPER RATINGS

PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

   * Leading market positions in well established industries.
   * High rates of return on funds employed.
   * Conservative capitalization structure with moderated reliance on debt and ample asset protection.
   * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
   * Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH IBCA, INC., COMMERCIAL PAPER RATINGS

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

[Graphic]Federated Investors

Federated Insurance Series

     Federated American Leaders Fund II
     Federated Growth Strategies Fund II
     Federated Utility Fund II
     Federated Prime Money Fund II
     Federated Fund for U.S. Government Securities II
     Federated High Income Bond Fund II
     Federated International Equity Fund II
     Federated Equity Income Fund II

Prospectus

April 23, 1998

An Open-End Management Investment Company

FEDERATED INSURANCE SERIES
FEDERATED AMERICAN LEADERS FUND II
FEDERATED GROWTH STRATEGIES FUND II
FEDERATED UTILITY FUND II
FEDERATED PRIME MONEY FUND II
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
FEDERATED HIGH INCOME BOND FUND II
FEDERATED INTERNATIONAL EQUITY FUND II
FEDERATED EQUITY INCOME FUND II

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISERS

Federated Advisers
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Federated Global Research Corp.
175 Water Street
New York, NY 10038-4965

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, PA 15222-5401

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 313916306 Cusip 313916603 Cusip 313916702 Cusip 313916405 Cusip 313916108
Cusip 313916207 Cusip 313916504 Cusip 313916801

4011006A (4/98)

[Graphic]







FEDERATED INSURANCE SERIES

CONSISTING OF EIGHT PORTFOLIOS:

* FEDERATED AMERICAN LEADERS FUND II
* FEDERATED GROWTH STRATEGIES FUND II
* FEDERATED UTILITY FUND II
* FEDERATED PRIME MONEY FUND II
* FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
* FEDERATED HIGH INCOME BOND FUND II
* FEDERATED INTERNATIONAL EQUITY FUND II
* FEDERATED EQUITY INCOME FUND II

Statement of Additional Information

This Statement of Additional Information should be read with the prospectus of Federated Insurance Series dated April 23, 1998. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED INSURANCE SERIES
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated April 23, 1998

[Graphic]Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400

Cusip 313916702 Cusip 313916405 Cusip 313916108 Cusip 313916207 Cusip 313916504
Cusip 313916801 Cusip 313916603 Cusip 313916306

4011006B (4/98)

[Graphic]

Table of Contents

 GENERAL INFORMATION                                                      1
 INVESTMENT INFORMATION                                                   1
 Investment Objectives                                                    1
 Types of Investments                                                     2
 Federated American Leaders Fund II                                       2
 Federated Growth Strategies Fund II                                      3
 Federated Utility Fund II                                                6
 Federated Prime Money Fund II                                            6
 Federated Fund for U.S. Government Securities II                         7
 Federated High Income Bond Fund II                                       7
 Investing in Foreign Currencies                                          8
 Federated International Equity Fund II                                   9
 Federated Equity Income Fund II                                         11
 INVESTMENT PRACTICES OF THE FUNDS                                       14
 Repurchase Agreements                                                   14
 Reverse Repurchase Agreements                                           14
 Credit Enhancement                                                      14
 Restricted and Illiquid Securities                                      14
 When-Issued and Delayed Delivery Transactions                           14
 Lending of Portfolio Securities                                         15
 Investing in Securities of Other Investment Companies                   15
 Portfolio Turnover                                                      15
 INVESTMENT LIMITATIONS                                                  15
 Selling Short and Buying on Margin                                      15
 Issuing Senior Securities and Borrowing Money                           16
 Pledging Assets                                                         16
 Concentration of Investments                                            16
 Investing in Commodities                                                17
 Investing in Real Estate                                                17
 Lending Cash or Securities                                              17
 Underwriting                                                            17
 Diversification of Investments                                          17
 Acquiring Securities                                                    18
 Investing in Illiquid Securities                                        18
 Dealing in Put and Calls                                                18
 Investing in Put Options                                                18
 Writing Covered Call Options                                            18
 Purchasing Securities to Exercise Control                               18
 Arbitrage Transactions                                                  19
 Regulatory Compliance                                                   19
 FEDERATED INSURANCE SERIES MANAGEMENT                                   19
 Fund Ownership                                                          23
 Trustee Compensation                                                    24
 Trustee Liability                                                       24
 INVESTMENT ADVISORY SERVICES                                            24
 Advisers and Sub-Adviser to the Funds                                   24
 Advisory Fees                                                           25
 Sub-Advisory Fees                                                       25
 BROKERAGE TRANSACTIONS                                                  25
 OTHER SERVICES                                                          26
 Fund Administration                                                     26
 Custodian and Portfolio Accountant                                      26
 Transfer Agent                                                          26
 Independent Auditors                                                    26
 PURCHASES AND REDEMPTIONS                                               27
 DISTRIBUTION PLAN (FEDERATED EQUITY INCOME FUND II ONLY) AND
 SHAREHOLDER SERVICES                                                    27
 DETERMINING NET ASSET VALUE                                             27
 Determining Market Value of Securities                                  27
 Trading in Foreign Securities                                           28
 Use of the Amortized Cost Method                                        28
 MASSACHUSETTS PARTNERSHIP LAW                                           29
 TAX STATUS                                                              29
 The Funds' Tax Status                                                   29
 Shareholders' Tax Status                                                30
 Foreign Taxes                                                           30
 TOTAL RETURN                                                            30
 YIELD                                                                   30
 EFFECTIVE YIELD                                                         31
 PERFORMANCE COMPARISONS                                                 31
 Economic and Market Information                                         33
 ABOUT FEDERATED INVESTORS                                               34
 Mutual Fund Market                                                      35
 Institutional Clients                                                   35
 Bank Marketing                                                          35
 Broker/Dealers and Bank Broker/Dealer Subsidiaries                      35
 FINANCIAL STATEMENTS                                                    35

GENERAL INFORMATION

The Funds are portfolios of Federated Insurance Series (the "Trust"), which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. At a meeting of the Board of Trustees (the "Trustees") held on November 14, 1995, the Trustees approved an amendment to the Declaration of Trust to change the name of the Trust from Insurance Management Series to Federated Insurance Series. At a meeting of the Trustees held on February 26, 1996, the Trustees approved an amendment to the Declaration of Trust to change the names of the Funds from Equity Growth and Income Fund to Federated American Leaders Fund II; Growth Stock Fund to Federated Growth Strategies Fund II, Utility Fund to Federated Utility Fund II; Prime Money Fund to Federated Prime Money Fund II; U.S. Government Bond Fund to Federated Fund for U.S. Government Securities II; Corporate Bond Fund to Federated High Income Bond Fund II and International Stock Fund to Federated International Equity Fund II. Federated Equity Income Fund II was added as a new portfolio of the Trust on December 16, 1996. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Funds. The shares in any one portfolio may be offered in separate classes. As of the date of this Statement, the Trustees have not established separate classes of shares.

The Trust consists of eight portfolios (individually referred to as a "Fund" and collectively as the "Funds"):

   * Federated American Leaders Fund II;
   * Federated Growth Strategies Fund II;
   * Federated Utility Fund II;
   * Federated Prime Money Fund II;
   * Federated Fund for U.S. Government Securities II;
   * Federated High Income Bond Fund II;
   * Federated International Equity Fund II; and
   * Federated Equity Income Fund II.

Shares of the Fund are sold only to insurance companies as funding vehicles for variable annuity and variable life insurance contracts issued by the insurance companies.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

  FEDERATED AMERICAN LEADERS FUND II

  Federated American Leaders Fund II's primary investment objective is to achieve long-term growth of capital. The Fund's secondary objective is to provide income.

  FEDERATED GROWTH STRATEGIES FUND II

  Federated Growth Strategies Fund II's investment objective is capital appreciation.

  FEDERATED UTILITY FUND II

  Federated Utility Fund II's investment objective is to achieve high current income and moderate capital appreciation.

  FEDERATED PRIME MONEY FUND II

  Federated Prime Money Fund II's investment objective is to provide current income consistent with stability of principal and liquidity.

  FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

  Federated Fund for U.S. Government Securities II's investment objective is to provide current income.

  FEDERATED HIGH INCOME BOND FUND II

  Federated High Income Bond Fund II's investment objective is to seek high current income.

  FEDERATED INTERNATIONAL EQUITY FUND II

  Federated International Equity Fund II's investment objective is to obtain a total return on its assets.

  FEDERATED EQUITY INCOME FUND II

  Federated Equity Income Fund II's investment objective is to provide above average income and capital appreciation.

The investment objectives of the Funds cannot be changed without the approval of shareholders.

TYPES OF INVESTMENTS

FEDERATED AMERICAN LEADERS FUND II

Federated American Leaders Fund II invests, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies, as defined in the prospectus. The Fund may also invest in other securities of these companies, U.S. government securities, and bank instruments. The following supplements the discussion of acceptable investments in the prospectus.

  CONVERTIBLE SECURITIES

  DECS, or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

  PERCS, or similar instruments marketed under different names, offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

  WARRANTS

  Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

  BANK INSTRUMENTS

  The Fund only invests in bank instruments (as defined in the prospectus) either issued by an institution having capital, surplus, and undivided profits over $100 million or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), both of which are administered by the Federal Deposit Insurance Corporation. Bank instruments may include Eurodollar Certificates of Deposit, Yankee Certificates of Deposit, and Eurodollar Time Deposits. Institutions issuing Eurodollar instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

  U.S. GOVERNMENT OBLIGATIONS

  The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued and/or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are backed by:

     * the full faith and credit of the U.S. Treasury;
     * the issuer's right to borrow from the U.S. Treasury;
     * the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
     * the credit of the agency or instrumentality issuing the obligations.

  Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

     * Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;
     * Federal Home Loan Banks; * Federal Home Loan Mortgage Corporation; * Federal National Mortgage Association; and * Student Loan Marketing Association.

FEDERATED GROWTH STRATEGIES FUND II

Federated Growth Strategies Fund II pursues its investment objective by investing primarily in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant changes are taking place.

The Fund may invest in common stocks, preferred stocks, convertible securities of foreign issuers, securities of other investment companies, corporate obligations, including bonds, debentures, notes, and warrants and the types of U.S. government obligations set forth above in the section describing Federated American Leaders Fund II.

The Fund may also engage in repurchase agreements, lend portfolio securities, purchase securities on a when-issued or delayed delivery basis and invest in put and call options, futures and options on futures. The following supplements the discussion of acceptable investments in the prospectus.

  CORPORATE DEBT SECURITIES

  Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

  Corporate debt securities that are lower-rated - i.e., rated below BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") - are commonly referred to as "junk bonds." While these lower-rated bonds will usually offer higher yields than higher-rated securities, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower-rated bonds are regarded as predominately speculative with regard to each issuer's continuing ability to make principal and interest payments. In addition, the secondary trading market for lower-rated bonds may be less liquid than for investment grade bonds. As a result of these factors, lower-rated bonds tend to have more price volatility and carry more risk to principal than higher-rated bonds. The investment adviser will endeavor to limit these risks through diversifying the portfolio and through careful credit analysis of individual issuers.

  CONVERTIBLE SECURITIES

  The description of convertible securities which appears under the sub-section entitled "Convertible Securities" under the section entitled "Types of Investments - Federated American Leaders Fund II" is also applicable to the Fund.

  WARRANTS

  The description of warrants which appears under the sub-section entitled "Warrants" under the main section entitled "Types of Investments--Federated American Leaders Fund II" is also applicable to the Fund.

  FUTURES AND OPTIONS TRANSACTIONS

  As a means of reducing fluctuations in the net asset value of its shares, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling futures contracts and options on futures contracts, and buying put and call options on portfolio securities and securities indices. The Fund may also write covered put and call options on portfolio securities to attempt to increase its current income or to hedge a portion of its portfolio investments. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on a futures contract may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series. The Fund will not engage in futures transactions for speculative purposes.

  FUTURES CONTRACTS

  The Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

  The Fund also may purchase and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade to hedge against changes in prices. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

  A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

  "MARGIN" IN FUTURES TRANSACTIONS

  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. government securities or highly-liquid debt securities with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve a borrowing of the funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

  A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

  To the extent required to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5 and thereby avoid status as a "commodity pool operator," the Fund will not enter into a futures contract, or purchase an option thereon, if immediately thereafter the initial margin deposits for futures contracts held by it, plus premiums paid by it for open options on futures contracts, would exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. Second, the Fund will not enter into these contracts for speculative purposes; rather, these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the CFTC. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. Finally, because the Fund will submit to the CFTC special calls for information, the Fund will not register as a commodities pool operator.

  PUT OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS

  The Fund may purchase listed put options on financial and stock index futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates or stock prices. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contracts entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

  Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

  Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

  When the Fund sells a put on a futures contract, it receives a cash premium in exchange for granting to the purchaser of the put the right to receive from the Fund, at the strike price, a short position in such futures contract, even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction.

  CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS

  In addition to purchasing put options on futures, the Fund may write listed and over-the-counter call options on financial and stock index futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

  In other words, as the underlying futures price falls below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities.

  When the Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures contract.

  The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

  PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES AND STOCK INDICES

  The Fund may purchase put options on portfolio securities and stock indices to protect against price movements in the Fund's portfolio securities. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

  WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES AND STOCK INDICES

  The Fund may also write covered call options to generate income and thereby protect against price movements in the Fund's portfolio securities. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price or, in the case of a securities index, a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

  U.S. GOVERNMENT OBLIGATIONS

  The description of U.S. government obligations which appears under the sub-section entitled "U.S. Government Obligations" under the section entitled "Types of Investments - Federated American Leaders Fund II" is also applicable to the Fund.

FEDERATED UTILITY FUND II

Federated Utility Fund II endeavors to achieve its investment objective by investing primarily in a professionally managed and diversified portfolio of equity and debt securities of utility companies. The Fund may also invest in the types of U.S. government obligations which appear under the sub-section entitled "U.S. Government Obligations" under the section entitled "Types of Investments - Federated American Leaders Fund II."

FEDERATED PRIME MONEY FUND II

Federated Prime Money Fund II invests exclusively in money market instruments which mature in 397 days or less and which include, but are not limited to, high-quality commercial paper and variable rate master demand notes, bank instruments, and U.S. government obligations.

  BANK INSTRUMENTS

  In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, the Fund may invest in:

     * Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks;
     * Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;
     * Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the U.S.; and
     * Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the U.S.

  U.S. GOVERNMENT OBLIGATIONS

  The description of U.S. government obligations which appears under the sub-section entitled "U.S. Government Obligations" under the section entitled "Types of Investments - Federated American Leaders Fund II" is also applicable to the Fund.

  RATINGS

  A nationally recognized statistical rating organization's ("NRSROs") two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated A-1+, A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 (+ or -) or F-2 (+ or -) by Fitch IBCA, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will limit its investments in securities rated in the second highest short-term rating category (e.g., A-2 by S&P, Prime-2 by Moody's or F-2 (+ or -) by Fitch) to not more than 5% of its total assets, with not more than 1% invested in the securities of any one issuer. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

Federated Fund for U.S. Government Securities II invests in U.S. government securities which are primary or direct obligations of the U.S. government or its agencies or instrumentalities or which are guaranteed by the U.S. government, its agencies or instrumentalities, and in certain collateralized mortgage obligations described below, and repurchase agreements.

  COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

  Privately issued CMOs generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools.

  The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

  STRIPPED MORTGAGE-RELATED SECURITIES

  Some of the mortgage-related securities purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayment on the underlying mortgages, leading to the relatively early prepayment of principal-only SMBSs and a reduction in the amount of payment made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue current income.

FEDERATED HIGH INCOME BOND FUND II

Federated High Income Bond Fund II endeavors to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities. Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the investment objective of high current income.

  CORPORATE DEBT SECURITIES

  Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

  Equipment lease or trust certificates are secured obligations issued in serial form, usually sold by transportation companies such as railroads or airlines, to finance equipment purchases. The certificate holders own a share of the equipment, which can be resold if the issuer of the certificate defaults. The Fund does not currently intend to invest more than 5% of its assets in equipment lease certificates.

  EQUITY SECURITIES

  Generally, less than 10% of the value of the Fund's total assets will be invested in equity securities, including common stocks, warrants, or rights. The Fund's investment adviser may choose to exceed this 10% limitation if unusual market conditions suggest such investments represent a better opportunity to reach the Fund's investment objective.

  TEMPORARY INVESTMENTS

  The Fund may also invest in temporary investments for defensive purposes during times of unusual market conditions.

  CERTIFICATES OF DEPOSIT

  The Fund may invest in certificates of deposit of domestic and foreign banks and savings associations if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"). These instruments may include Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks, Eurodollar Time Deposits which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks, Canadian Time Deposits which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States, and Yankee Certificates of Deposit which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

  CURRENCY RISK

  To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities, and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease.

  The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

  The Fund will engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.

INVESTING IN FOREIGN CURRENCIES

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in order to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund's investment adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.

  There is no limitation as to the percentage of the Fund's assets that may be committed to such contracts.

  The Fund does not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Fund's adviser believes will tend to be closely correlated with the currency with regard to price movements. Generally, the Fund does not enter into a forward foreign currency exchange contract with a term longer than one year.

  FOREIGN CURRENCY OPTIONS

  A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation to sell the currency.

  When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

  A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund were holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

  SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS

  Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally.

  In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Fund's adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

  The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.

  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

FEDERATED INTERNATIONAL EQUITY FUND II

Federated International Equity Fund II invests in a diversified portfolio of equity securities issued by non-U.S. issuers. Federated International Equity Fund II will invest at least 65%, and under normal market conditions, substantially all of its total assets, in equity securities of issuers located in at least three different countries outside of the United States. Federated International Equity Fund II may also purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"); purchase investment grade corporate and government fixed income securities of issuers outside the U.S.; enter into forward commitments, repurchase agreements, and foreign currency transactions; and maintain reserves in foreign or U.S.
money market instruments.

  FUTURES AND OPTIONS TRANSACTIONS

  As a means of reducing fluctuations in the net asset value of its shares, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling futures contracts and options on futures contracts, and buying put and call options on portfolio securities and securities indices. The Fund may also write covered put and call options on portfolio securities to attempt to increase its current income or to hedge a portion of its portfolio investments. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on a futures contract may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series. The Fund will not engage in futures transactions for speculative purposes.

  The following sub-sections which are described above under the main section entitled "Types of Investments--Federated Growth Strategies Fund II," are also applicable to the Fund: Futures Contracts, "Margin" in Futures Transactions, Put Options on Financial and Stock Index Futures Contracts, Call Options on Financial and Stock Index Futures Contracts, Purchasing Put Options on Portfolio Securities and Stock Indices, and Writing Covered Call Options on Portfolio Securities and Stock Indices.

  FOREIGN CURRENCY HEDGING TRANSACTIONS

  In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

  The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." Because in connection with the Fund's forward foreign currency transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked to market on a daily basis. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

  The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

  The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

  WARRANTS

  The description of warrants which appears under the sub-section entitled "Warrants" under the section entitled "Types of Investments--Federated American Leaders Fund II" is also applicable to the Fund.

  RISKS

  When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities or foreign currency subject to the futures contracts may not correlate perfectly with the prices of the securities or currency in the Fund's portfolio. This may cause the futures contract and any related options to react differently to market changes than the portfolio securities or foreign currency. In addition, the adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements or foreign currency exchange rate fluctuations. In these events, the Fund may lose money on the futures contract or option.

  It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market. The inability to close out these positions could have an adverse effect on the Fund's ability to effectively hedge its portfolio.

  To minimize risks, the Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the value of the Fund's total assets after taking into account the unrealized profits and losses on those contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

FEDERATED EQUITY INCOME FUND II

Federated Equity Income Fund II invests at least 65% of its assets in income-producing equity securities including common stocks, preferred stocks and securities (including debt securities) that are convertible into common stocks.

  CONVERTIBLE SECURITIES

  The description of convertible securities which appears under the sub-section entitled "Convertible Securities" under the section entitled "Types of Investments--Federated American Leaders Fund II" is also applicable to the Fund.

  TEMPORARY INVESTMENTS

  The temporary investments in which the Fund may invest include, but are not limited to:

     * commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's Investors Service, Inc., or F-1 or F-2 by Fitch, and Europaper rated A-1, A-2, Prime-1, or Prime-2. In the case where commercial paper or Europaper has received different ratings from different rating services, such commercial paper or Europaper is an acceptable temporary investment so long as at least one rating is one of the preceding high-quality ratings and provided the Fund's investment adviser has determined that such investment presents minimal credit risks;

     * instruments of domestic and foreign banks and savings associations if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Federal Deposit Insurance Corporation. These instruments may include Eurodollar Certificates of Deposits ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs");
     * obligations of the U.S. government or its agencies or instrumentalities;
     * repurchase agreements; and
     * other short-term instruments which are not rated but are determined by the adviser to be of comparable quality to the other temporary obligations in which the Fund may invest.

  INVESTMENT RISKS

  ECDs, ETDs, Yankee CDs, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the adviser in selecting investments for the Fund.

  WARRANTS

  The description of warrants which appears under the sub-section entitled "Warrants" under the main section entitled "Types of Investments--Federated American Leaders Fund II" is also applicable to the Fund.

  FUTURES AND OPTIONS TRANSACTIONS

  The Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income.

  FINANCIAL FUTURES CONTRACTS

  A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future.

  In the fixed-income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed-income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed-income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

  PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS

  The Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

  The Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

  Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

  CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS

  In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

  In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed-income portfolio which is occurring as interest rates rise.

  Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities.

  The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

  "MARGIN" IN FUTURES TRANSACTIONS

  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good-faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.

  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

  PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES

  The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

  WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES

  The Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

INVESTMENT PRACTICES OF THE FUNDS

The following investment practices, unless indicated otherwise, may be changed without approval of shareholders.

REPURCHASE AGREEMENTS

All of the Funds will engage in repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other organized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. A Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future a Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

CREDIT ENHANCEMENT

Federated Prime Money Fund II typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless Federated Prime Money Fund II has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

   * the frequency of trades and quotes for the security;
   * the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   * dealer undertakings to make a market in the security; and * the nature of the security and the nature of the marketplace trades.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on a Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, all of the Funds may lend their portfolio securities, up to one-third of the value of each Fund's total assets, to broker/dealers, banks, or other institutional borrowers of securities. (Federated International Equity Fund II is not subject to this one-third limitation). This policy is a fundamental policy of each Fund and may not be changed without shareholder approval. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Funds may invest in the securities of affiliated money market funds as an efficient means of managing the Funds' uninvested cash.

PORTFOLIO TURNOVER

Securities in the portfolios of Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated International Equity Fund II and Federated Equity Income Fund II will be sold whenever such Fund's investment adviser believes it is appropriate to do so in light of such Fund's investment objective, without regard to the length of time a particular security may have been held. Federated Fund for U.S. Government Securities II's policy of managing its portfolio of U.S. government securities, including the sale of securities held for a short period of time, to achieve its investment objective of current income may result in high portfolio turnover. Federated Fund for U.S. Government Securities II, Federated International Equity Fund II and Federated Equity Income Fund II will not attempt to set or meet a portfolio turnover rate as any turnover would be incidental to transactions undertaken in an attempt to achieve the Funds' investment objectives. The adviser does not anticipate that portfolio turnover will result in adverse tax consequences. Any such trading will increase the portfolio turnover rates and transaction costs.

For the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates of Federated American Leaders Fund II were 56% and 90%, respectively. For the fiscal year ended December 31, 1997 and 1996, the portfolio turnover rates of Federated Growth Strategies Fund II were 148% and 96%, respectively. For the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates of Federated Utility Fund II were 95% and 63%, respectively. For the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates of Federated Fund for U.S. Government Securities II were 73% and 97%, respectively. For the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates of Federated High Income Bond Fund II were 52% and 51%, respectively. For the fiscal year ended December 31, 1997 and 1996, the portfolio turnover rates of Federated International Equity Fund II were 179% and 103%, respectively.For the period from January 30, 1997 (date of initial public investment) to December 31, 1997, the portfolio turnover rate for Federated Equity Income Fund II was 68%.

INVESTMENT LIMITATIONS

The following limitations are fundamental [except that no investment limitation of Federated Equity Income Fund II shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered to be "investment securities" under the Investment Company Act of 1940, or assets exempted by the Securities and Exchange Commission ("SEC")) in an open-end management investment company with substantially the same investment objectives]:

SELLING SHORT AND BUYING ON MARGIN

The Funds will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by Federated Growth Strategies Fund II, Federated Utility Fund II or Federated Equity Income Fund II of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin. Federated International Equity Fund II may make margin payments in connection with its use of financial futures contracts or related options and transactions.

Federated International Equity Fund II will not sell securities short unless (1) it owns, or has a right to acquire, an equal amount of such securities, or (2) it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. The segregated amount will not exceed 10% of Federated International Equity Fund II's net assets. While in a short position, Federated International Equity Fund II will retain the securities, rights, or segregated assets.

Federated Equity Income Fund II will not sell securities short unless during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Funds will not issue senior securities except that each Fund may borrow money directly or through reverse repurchase agreements (or, with respect to Federated International Equity Fund II, as required by forward commitments to purchase securities or currencies) as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling such Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, and then only in amounts not in excess of one-third of the value of its total assets, including the amount borrowed. With the exception of Federated Equity Income Fund II, while borrowings and reverse repurchase agreements outstanding exceed 5% of each such Fund's total assets, any such borrowings will be repaid before additional investments are made. With respect to Federated Equity Income Fund II, the Fund will not purchase any securities while any borrowings are outstanding. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.

PLEDGING ASSETS

The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, each Fund (with the exception of Federated Equity Income Fund II) may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. (Federated International Equity Fund II is not subject to this 15% limitation.) Federated Equity Income Fund II may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of borrowing. For purposes of this limitation, the following are not deemed to be pledges by Federated Growth Strategies Fund II or Federated Utility Fund II: margin deposits for the purchase and sale of futures contracts and related options, any segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis. For purposes of this limitation, neither the deposit of underlying securities or other assets in escrow in connection with the writing of put or call options or the purchase of securities on a when-issued basis nor margin deposits for the purchase and sale of financial futures contracts and related options are deemed to be a pledge by Federated International Equity Fund II. For purposes of this limitation, margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be pledges by Federated Equity Income Fund II.

CONCENTRATION OF INVESTMENTS

Federated Utility Fund II will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in securities of companies engaged principally in any one industry other than the utilities industry. However, Federated Utility Fund II may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

Federated Prime Money Fund II will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in securities of companies engaged principally in any one industry other than finance companies. However, Federated Prime Money Fund II may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

Federated International Equity Fund II will not invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Fund for U.S. Government Securities II, and Federated High Income Bond Fund II will not purchase securities if, as a result of such purchase, 25% or more of their respective total assets would be invested in any one industry. However, each Fund may at any time invest 25% or more of its respective total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

Federated Equity Income Fund II will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in any one industry.

INVESTING IN COMMODITIES

The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts, except that Federated Utility Fund II may purchase and sell futures and stock index futures contracts and related options; Federated Growth Strategies Fund II may purchase and sell futures contracts and options on futures contracts, provided that the sum of its initial margin deposits for futures contracts plus premiums paid by it for open options on futures contracts, may not exceed 5% of the fair market value of Federated Growth Strategies Fund II's total assets, after taking into account the unrealized profits and losses on those contracts; and Federated International Equity Fund II may purchase and sell financial futures contracts and options on financial futures contracts, provided that the sum of its initial margin deposits for financial futures contracts plus premiums paid by it for open options on financial futures contracts, may not exceed 5% of the fair market value of Federated International Equity Fund II's total assets, after taking into account the unrealized profits and losses on those contracts. Further, Federated International Equity Fund II may engage in foreign currency transactions and purchase or sell forward contracts with respect to foreign currencies and related options. Federated Equity Income Fund II will not purchase or sell commodities, except that it may purchase and sell financial futures contracts and related options.

INVESTING IN REAL ESTATE

The Funds will not purchase or sell real estate, including (with the exception of Federated Equity Income Fund II) limited partnership interests in real estate, although each Fund (including Federated Equity Income Fund) may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

LENDING CASH OR SECURITIES

No Fund will lend any of its assets, except portfolio securities up to one-third of its total assets. (Federated International Equity Fund II is not subject to this one-third limitation.) This shall not prevent a Fund from purchasing or holding money market instruments (with respect to only Federated Prime Money Fund II), corporate bonds, U.S. government bonds (with the exception of only Federated Equity Income Fund II), debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the Fund's investment objective and policies or the Trust's Declaration of Trust.

UNDERWRITING

No Fund will underwrite any issue of securities, except as such Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its respective investment objectives, policies, and limitations. Federated International Equity Fund II will not underwrite or participate in the marketing of securities of other issuers, except as it may be deemed to be an underwriter under federal securities law in connection with the disposition of its portfolio securities. Federated Equity Income Fund II will not underwrite any issue or securities, except that it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objectives, policies and limitations.

DIVERSIFICATION OF INVESTMENTS

With respect to 75% of its total assets, no Fund (except Federated Equity Income Fund II) will purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and, with respect to all Funds except Federated International Equity Fund II, repurchase agreements collateralized by such securities) if, as a result, more than 5% of such Fund's total assets would be invested in the securities of that issuer.

In addition, no Fund (with the exception of only Federated Prime Money Fund II) will purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the Funds consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

Federated Equity Income Fund II will not invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any issuer. For these purposes, the Fund takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

ACQUIRING SECURITIES

Federated International Equity Fund II will not acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval [except that no investment limitation of Federated Equity Income Fund II shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered to be "investment securities" under the Investment Company Act of 1940, or assets exempted by the SEC) in an open-end investment company with substantially the same investment objectives]. Shareholders will be notified before any material changes in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II and Federated International Equity Fund II will not invest more than 15% of their respective net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options (with respect to only Federated Growth Strategies Fund II, Federated Utility Fund II and Federated International Equity Fund II) and certain restricted securities not determined to be liquid under criteria established by the Trustees.

Federated Prime Money Fund II will not invest more than 10% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice and certain restricted securities not determined to be liquid under criteria established by the Trustees.

Federated High Income Bond Fund II will not invest more than 15% of its total assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain restricted securities not determined to be liquid under criteria established by the Trustees.

Federated Equity Income Fund II will not invest more than 15% of its net assets in illiquid securities, including non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities not determined to be liquid under criteria established by the Trustees.

DEALING IN PUTS AND CALLS

Federated International Equity Fund II will not write call options on securities unless the securities are held in the Fund's portfolio or the Fund is entitled to them in deliverable form without further payment or the Fund has segregated cash in the amount of any further payments. Federated International Equity Fund II will not purchase put options on securities unless the securities or an offsetting call option is held in the Fund's portfolio. Federated International Equity Fund II may also purchase, hold or sell (i) contracts for future delivery of securities or currencies and (ii) warrants granted by the issuer of the underlying securities.

INVESTING IN PUT OPTIONS

Federated Growth Strategies Fund II, Federated Utility Fund II, Federated International Equity Fund II and Federated Equity Income Fund II will not purchase put options on securities, unless the securities are held in the Fund's portfolio and, with respect to Federated Growth Strategies Fund II, Federated Utility Fund II and Federated Equity Income Fund II, not more than 5% of their respective total assets would be invested in premiums on open put options.

WRITING COVERED CALL OPTIONS

Federated Growth Strategies Fund II, Federated Utility Fund II, Federated International Equity Fund II and Federated Equity Income Fund II will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

PURCHASING SECURITIES TO EXERCISE CONTROL

Federated Growth Strategies Fund II, Federated International Equity Fund II and Federated Equity Income Fund II will not purchase securities of a company for the purpose of exercising control or management.

Federated Equity Income Fund II may purchase up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. In addition, the Fund, other companies advised by the adviser, and other affiliated companies may together buy and hold substantial amounts of voting stock of a company and may vote together in regard to such company's affairs. In some cases, the Fund and its affiliates might collectively be considered to be in control of such company. In some cases, Trustees and other persons associated with the Fund and its affiliates might possibly become directors of companies in which the Fund holds stock.

ARBITRAGE TRANSACTIONS

Federated Equity Income Fund II will not engage in arbitrage transactions.

With respect to all of the Funds, except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction.

Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Prime Money Market Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II and Federated International Equity Fund II have no present intention to borrow money in excess of 5% of the value of their respective net assets during the coming fiscal year. Federated Equity Income Fund has no present intention to borrow money, invest in reverse repurchase agreements, pledge securities, or sell securities short in excess of 5% of the value of its total assets during the coming fiscal year.

For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

REGULATORY COMPLIANCE

Federated Prime Money Fund II may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, Federated Prime Money Fund II will comply with the diversification and other requirements of Rule 2a-7 which regulates money market mutual funds. Federated Prime Money Fund II will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. Federated Prime Money Fund II may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED INSURANCE SERIES MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Insurance Series, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director, Member of the Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate: September 3, 1939

Trustee

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of
  Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the Fund's outstanding shares.

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of Federated American Leaders Fund II: Life of Virginia, Richmond, VA, owned approximately 2,440,741 shares (13.92%); Great-West Life & Annuity Insurance Co., Englewood, CO, owned approximately 1,200,740 shares (6.85%); Aetna Insurance Co. of America, Hartford, CT, owned approximately 6,411,589 shares (36.56%); and Aetna Life Insurance & Annuity Co. Central Valuation Unit, Hartford, CT, owned approximately 6,308,109 shares (35.97%).

As of April 8, 1998, the following shareholder of record owned 5% or more of the outstanding shares of Federated Growth Strategies Fund II: Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 3,228,446 shares (100%).

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of Federated Utility Fund II: Provident Mutual Life & Annuity Co. of America, Valley Forge, PA, owned approximately 431,581 shares (5.18%); SAFECO Mutual Funds/SAFECO Securities Inc., Seattle, WA, owned approximately 437,250 shares (5.24%); Life of Virginia, Richmond, VA, owned approximately 2,492,935 shares (29.90%); Lincoln Benefit Life Co. Variable Annuity, Lincoln, NE, owned approximately 602,827 shares (7.23%); and Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 3,582,690 shares (42.97%).

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of Federated Prime Money Fund II: First Variable Life Cash Management, Kansas City, MO, owned approximately 10,297,811 shares (14.16%); United of Omaha Life Insurance Co., Omaha, NE, owned approximately 26,230,260 shares (36.07%); Kansas City Life Insurance Co., Kansas City, MO, owned approximately 4,666,097 shares (6.42%); Providian Life & Health Insurance Co., Louisville, KY, owned approximately 3,759,827 shares (5.17%); Valley Forge Life Insurance Co., Wethersfield, CT, owned approximately 6,610,532 shares (9.09%); Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 11,870,401 shares (16.32%); and Glenbrook Life and Annuity Company, Palatine, IL, owned approximately 6,112,809 shares (8.41%).

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of Federated High Income Bond Fund II: Life of Virginia, Richmond, VA, owned approximately 4,154,795 shares (25.19%); Lincoln Benefit Life Co. Variable Annuity, Lincoln, NE, owned approximately 1,411,163 shares (8.56%); and Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 7,491,744 shares (45.42%).

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of Federated International Equity Fund II: SAFECO Mutual Funds/SAFECO Securities Inc., Seattle, WA, owned approximately 190,855 shares (6.26%); and Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 2,801,888 shares (91.96%).

As of April 8, 1998, the following shareholder of record owned 5% or more of the outstanding shares of Federated Equity Income Fund II: Aetna Retirement Services Central Valuation Unit, Hartford, CT, owned approximately 3,187,580 shares (99.96%).

TRUSTEE COMPENSATION

                               AGGREGATE
            NAME,            COMPENSATION
        POSITION WITH             FROM         TOTAL COMPENSATION PAID
            TRUST               TRUST*#           FROM FUND COMPLEX+

  John F. Donahue            $0             $0 for the Trust and
  Chairman and Trustee                      56 other investment companies
                                            in the Fund Complex

  Thomas G. Bigley           $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John T. Conroy, Jr.        $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Nicholas P. Constantakis++ $0             $0 for the Trust and
  Trustee                                   34 other investment companies
                                            in the Fund Complex

  William J. Copeland        $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  J. Christopher Donahue     $0             $0 for the Trust and
  President and Trustee                     18 other investment companies
                                            in the Fund Complex

  James E. Dowd              $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Lawrence D. Ellis, M.D.    $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Edward L. Flaherty, Jr.    $1,454         $122,362 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Peter E. Madden            $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  John E. Murray, Jr.        $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Wesley W. Posvar           $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

  Marjorie P. Smuts          $1,321         $111,222 for the Trust and
  Trustee                                   56 other investment companies
                                            in the Fund Complex

* Information is furnished for the fiscal year ended December 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of eight portfolios.

+ The information is provided for the last calendar year.

++ Mr. Constantakis became a member of the Board of Trustees on February 23, 1998. He did not receive any fees as of the fiscal year end of the Trust.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISERS AND SUB-ADVISER TO THE FUNDS

Federated Advisers is the investment adviser to Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Prime Money Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, and Federated Equity Income Fund II. Federated Global Research Corp. is the investment adviser to Federated International Equity Fund II and the Sub-Adviser to Federated Utility Fund
II. Federated Advisers and Federated Global Research Corp. are subsidiaries of Federated Investors. All voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

Federated Advisers and Federated Global Research Corp. shall not be liable to the Funds or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For their advisory services, Federated Advisers and Federated Global Research Corp. receive an annual investment advisory fee as described in the prospectus.

For the fiscal years ended December 31, 1997, 1996, and 1995, Federated Advisers earned advisory fees from Federated American Leaders Fund II of $1,671,330, $693,045, and $142,579, respectively, of which $198,839, $203,603, and $142,579, respectively, were voluntarily waived. For the fiscal years ended December 31, 1997, 1996, and for the period from November 9, 1995 (date of initial public investment) to December 31, 1995, Federated Advisers earned advisory fees from Federated Growth Strategies Fund II of $245,993, $51,083 and $231, respectively, of which $168,091, $51,083 and $231, respectively, were voluntarily waived. For the fiscal years ended December 31, 1997, 1996 and 1995, Federated Advisers earned advisory fees from Federated Utility Fund II of $579,563, $361,797, and $89,752, respectively, of which $208,884, $248,058, and $89,752, respectively, were voluntarily waived. For the fiscal years ended December 31, 1997, 1996, and 1995, Federated Advisers earned advisory fees from Federated Prime Money Fund II of $306,771, $154,455, and $40,601, respectively, of which $123,674, $154,455, and $40,601, respectively, were voluntarily waived. For the fiscal years ended December 31, 1997, 1996, and 1995, Federated Advisers earned advisory fees from Federated Fund for U.S. Government Securities II of $278,790, $141,092, and $30,456, respectively, of which $211,328, $141,092, and $30,456, respectively, were voluntarily waived. For the fiscal years ended December 31, 1997, 1996, and 1995, Federated Advisers earned advisory fees from Federated High Income Bond Fund II of $637,608, $240,233, and $46,425, respectively, of which $95,075,
$203,132, and $46,425, respectively, were voluntarily waived. For the fiscal years ended December 31, 1997 and 1996, and for the period from May 5, 1995 (date of initial public investment) to December 31, 1995, Federated Global Research Corp. earned advisory fees from Federated International Equity Fund II of $273,830, $106,851, and $12,476, respectively, of which $273,316, $106,851, and $12,476, respectively, were voluntarily waived. For the period from January 30, 1997 (date of initial public investment) to December 31, 1997, Federated Advisers earned advisory fees from Federated Equity Income Fund II of $96,582, of which $43,970 were voluntarily waived.

SUB-ADVISORY FEES

For its sub-advisory services, the Sub-Adviser receives an allocable portion of the Fund's advisory fee as described in the prospectus. For the period from June 1, 1997 (effective date of sub-advisory contract between Federated Global Research Corp. and Federated Utility Fund II) to December 31, 1997, Federated Global Research Corp. received no sub-advisory fees.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the advisers look for prompt execution of the order at a favorable price. In working with dealers, the advisers will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The advisers make decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The advisers may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the advisers and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the advisers or by affiliates in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the advisers or their affiliates might otherwise have paid, it would tend to reduce their expenses. The advisers and their affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal years ended December 31, 1997, 1996, and 1995, Federated American Leaders Fund II paid $226,100, $234,623, and $49,713, respectively, in brokerage commissions on brokerage transactions. For the fiscal years ended December 31, 1997, 1996, and for the period from November 9, 1995 (date of initial public investment) to December 31, 1995, Federated Growth Strategies Fund II paid $100,717, $26,305, and $322, respectively, in brokerage commissions on brokerage transactions. For the fiscal years ended December 31, 1997, 1996, and 1995, Federated Utility Fund II paid $184,051, $81,701, and $59,746, respectively, in brokerage commissions on brokerage transactions. For the fiscal years ended December 31, 1997, 1996, and 1995, Federated Prime Money Fund II did not pay brokerage commissions. For the fiscal years ended December 31, 1997, 1996, and 1995, Federated Fund for U.S. Government Securities II paid $0, $0, and $322 respectively, in brokerage commissions on brokerage transactions. For the fiscal years ended December 31, 1997, 1996, and 1995, Federated High Income Bond Fund II did not pay brokerage commissions. For the fiscal year ended December 31, 1997 and 1996, and for the period from May 5, 1995 (date of initial public investment) to December 31, 1995, Federated International Equity Fund II paid $291,180, $104,437, and $15,076, respectively, in brokerage commissions on brokerage transactions. For the period from January 30, 1997 (date of initial public investment) to December 31, 1997, Federated Equity Income Fund II paid $33,449 in brokerage commissions on brokerage transactions.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the advisers, investments of the type the Funds may make may also be made by those other accounts. When the Funds and one or more other accounts managed by the advisers are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the advisers to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for a fee as described in the prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services served as the Fund's Administrator. The former administrator is a subsidiary of Federated Investors. For purposes of this Statement of Additional Information, Federated Services Company, and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended December 31, 1997, 1996, and 1995, the Administrators earned $169,740, $125,000, and $125,000, respectively, from Federated American Leaders Fund II. For the fiscal year ended December 31, 1997, 1996, and for the period from November 9, 1995 (date of initial public investment) to December 31, 1995, the Administrators earned $125,002, $125,000, and $17,808, respectively, from Federated Growth Strategies Fund II. For the fiscal years ended December 31, 1997, 1996, and 1995, the Administrators earned $125,002, $125,000, and
$125,000, respectively, from Federated Utility Fund II. For the fiscal years ended December 31, 1997, 1996, and 1995, the Administrators earned $125,002, $125,000, and $125,000, respectively, from Federated Prime Money Fund II. For the fiscal years ended December 31, 1997, 1996, and 1995, the Administrators earned $125,000, $125,000, and $125,000, respectively, from Federated Fund for U.S. Government Securities II. For the fiscal years ended December 31, 1997, 1996, and 1995, the Administrators earned $125,002, $125,000, and $125,000, respectively, from Federated High Income Bond Fund II. For the fiscal years ended December 31, 1997 and 1996, and for the period from May 5, 1995 (date of initial public investment) to December 31, 1995, the Administrators earned $125,002, $125,000, and $81,165, respectively, from Federated International Equity Fund II. For the period from January 30, 1997 (date of initial public investment) to December 31, 1997, Federated Services Company earned $113,358 from Federated Equity Income Fund II.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Funds. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to each Fund's portfolio investments. The fee paid for this service is based upon the level of each Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Funds are Deloitte & Touche LLP, Pittsburgh,
PA.

PURCHASES AND REDEMPTIONS

Shares of the Funds are sold at their net asset value on days the New York Stock Exchange is open for business. The procedure for purchasing and redeeming shares of the Funds is explained in the prospectus under "Purchases and Redemptions" and "What Shares Cost."

DISTRIBUTION PLAN (FEDERATED EQUITY INCOME FUND II ONLY) AND SHAREHOLDER
SERVICES

These arrangements permit the payment of fees to institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to: marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses. By adopting the Plan, the Trustees expect that Federated Equity Income Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objective, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

Federated Equity Income Fund II is not currently paying any 12b-1 fees under the Plan. Should the Fund begin to pay these fees, shareholders would be notified.

The Shareholder Services Agreement was not in effect during the Funds' fiscal year ended December 31, 1997.

DETERMINING NET ASSET VALUE

The net asset value of Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated International Equity Fund II and Federated Equity Income Fund II generally changes each day. The days on which net asset value is calculated by the Funds are described in the prospectus.

Dividend income of Federated International Equity Fund II and Federated Equity Income Fund II is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Funds are informed of the ex-dividend date.

DETERMINING MARKET VALUE OF SECURITIES

The values of the portfolio securities in Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, and Federated High Income Bond Fund II are determined as follows:

   * for equity securities and bonds and other fixed income securities, according to the last sale price on a national securities exchange, if available;
   * in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
   * for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available, otherwise as determined by an independent pricing service;
   * for unlisted equity securities, the latest mean prices; * for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service; or
   * for all other securities, at fair value as determined in good faith by the Trustees.

The values of the portfolio securities in Federated International Equity Fund II and Federated Equity Income Fund II are determined as follows:

   * according to the last reported sale price on a recognized securities exchange, if available. (If a security is traded on more than one exchange, the price on the primary market for that security, as determined by the Fund's adviser is used.);
   * (with respect to Federated Equity Income Fund II) according to the last reported bid price, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;
   * (with respect to Federated International Equity Fund II) according to the mean between the last closing bid and asked prices, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;
   * at fair value as determined in good faith by the Trustees; or * for short-term obligations with remaining maturities of less than 60 days at the time of purchase, at amortized cost, which approximates value.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, Federated International Equity Fund II values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

USE OF THE AMORTIZED COST METHOD

The Trustees have decided that the best method for determining the value of portfolio instruments for Federated Prime Money Fund II is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

Federated Prime Money Fund II's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Prime Money Fund's investment objective. Under the Rule, Federated Prime Money Fund II is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles Federated Prime Money Fund II to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice or (2) at specified intervals not exceeding 397 calendar days on no more than 30 days' notice. A standby commitment entitles Federated Prime Money Fund II to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

  MONITORING PROCEDURES

  The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.50% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

  INVESTMENT RESTRICTIONS

  The Rule requires that Federated Prime Money Fund II limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more nationally recognized statistical rating organizations. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Rule also requires Federated Prime Money Fund II to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instrument with a remaining maturity of more than thirteen months can be purchased by Federated Prime Money Fund II.

  Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, Federated Prime Money Fund II will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

Federated Prime Money Fund II may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of Federated Prime Money Fund II computed by dividing the annualized daily income on Federated Prime Money Fund II's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of Federated Prime Money Fund II computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

TAX STATUS

THE FUNDS' TAX STATUS

The Funds will pay no federal income tax because each expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, a Fund must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

   * invest in securities within certain statutory limits; and

   * distribute to its shareholders at least 90% of its net income earned during the year.

However, Federated International Equity Fund II may invest in the stock of certain foreign corporations which would constitute a Passive Foreign Investment Company ("PFIC"). Federal income taxes may be imposed on Federated International Equity Fund II upon disposition of PFIC investments.

SHAREHOLDERS' TAX STATUS

Each Fund intends to comply with the variable asset diversification regulations which are described in the prospectus and this Statement. If a Fund fails to comply with these regulations, contracts invested in that fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from each Fund to the separate accounts.

FOREIGN TAXES

Investment income on certain foreign securities in which Federated International Equity Fund II may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which Federated International Equity Fund II would be subject.

TOTAL RETURN

For the fiscal year ended December 31, 1997, and for the period from February 1, 1994 (date of initial public investment) to December 31, 1997, the average annual total returns for Federated American Leaders Fund II were 32.34% and 21.54%, respectively. For the fiscal year ended December 31, 1997, and for the period from November 9, 1995 (date of initial public investment) to December 31, 1997, the average annual total returns of Federated Growth Strategies Fund II were 27.03% and 25.46%, respectively. For the fiscal year ended December 31, 1997, and for the period from April 14, 1994 (date of initial public investment) to December 31, 1997, the average annual total returns for Federated Utility Fund II were 26.63% and 14.54%, respectively. For the fiscal year ended December 31, 1997, and for the period from November 18, 1994 (date of initial public investment) to December 31, 1997, the average annual total returns for Federated Prime Money Fund II were 4.93% and 4.95%, respectively. For the fiscal year ended December 31, 1997, and for the period from March 29, 1994 (date of initial public investment) to December 31, 1997, the average annual total returns for Federated Fund for U.S. Government Securities II were 8.58% and 6.40%, respectively. For the fiscal year ended December 31, 1997, and for the period from February 2, 1994 (date of initial public investment) to December 31, 1997, the average annual total returns for Federated High Income Bond Fund II were 13.83% and 11.33%, respectively. For the fiscal year ended December 31, 1997, and for the period from May 5, 1995 (date of initial public investment) to December 31, 1997, the average annual total returns of Federated International Equity Fund II were 10.08% and 8.26%, respectively.

The average annual total returns for the Funds are the average compounded rates of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly, quarterly, or annual, as applicable, reinvestment of all dividends and distributions. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of a Fund's performance.

For the period from January 30, 1997 (date of initial public investment) to December 31, 1997, the cumulative total return of Federated Equity Income Fund II was 19.19%. Cumulative total return reflects Federated Equity Income Fund II's total performance over a specific period of time. Federated Equity Income Fund II's cumulative total return is representative of only eleven months of fund activity.

YIELD

The yields for Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, and Federated Equity Income Fund II for the thirty-day period ended December 31, 1997, were 1.29%, 0.00%, 3.21%, 5.67%, 7.86%, and 2.00%, respectively. Federated International Equity Fund II did not calculate a yield for the thirty-day period ended December 31, 1997.

The yields for Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated International Equity Fund II, and Federated Equity Income Fund II are determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by a Fund over a thirty-day period by the offering price per share of a Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by a Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. Also the yield does not reflect the charges and expenses of an insurance contract. You should review the performance figures for your contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of a Fund's performance. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in any class of Shares, the performance will be reduced for those shareholders paying those fees.

The yield for Federated Prime Money Fund II for the seven-day period ended December 31, 1997, was 5.10%.

Federated Prime Money Fund II calculates its yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

   * determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;
   * dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and
   * multiplying the base period return by 365/7.

EFFECTIVE YIELD

The effective yield for Federated Prime Money Fund II for the seven-day period ended December 31, 1997, was 5.23%.

Federated Prime Money Fund II's effective yield is computed by compounding the unannualized base period return by:

   * adding 1 to the base period return; * raising the sum to the 365/7th power; and * subtracting 1 from the result.

Effective yield does not reflect the charges and expense of a variable annuity contract. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of a Fund's performance.

PERFORMANCE COMPARISONS

Each Fund's performance depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates and market value of portfolio securities; * changes in Fund expenses; and * the relative amount of the Fund's cash flow.

A Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share (except with respect to Federated Prime Money Fund
II) fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

   * DOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

   * STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industrial, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.

   * LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Trust may quote its Lipper ranking in various fund categories in advertising and sales literature.
   * LIPPER HIGH CURRENT YIELD AVERAGE is composed of approximately 141 funds which invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. From time to time, Federated High Income Bond Fund II will compare its total return to the average total return of the funds comprising the average for the same calculation period.
   * LIPPER UTILITY FUND AVERAGE is composed of approximately 87 funds which invest 65% of their equity portfolio in utility stocks. From time to time, Federated Utility Fund II will compare its total return to the average total return of the funds comprising the average for the same calculation period.
   * LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues which include: nonconvertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.
   * LEHMAN BROTHERS GOVERNMENT/CORPORATE (LONG-TERM) INDEX is composed of the same types of issues as defined above. However, the average maturity of the bonds included in this index approximates 22 years.
   * LEHMAN BROTHERS GOVERNMENT INDEX is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.
   * LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed-rated securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Corporation. Graduated payment mortgages and balloons are included in the index.
   * MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
   * BANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.
   * MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.
   * STANDARD & POOR'S UTILITY INDEX is an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date, and for a twelve-month period.
   * DOW JONES UTILITY INDEX is an unmanaged index comprised of fifteen utility stocks that tracks changes in price daily and over a six-month period. The index also provides the highs and lows for each of the past five years.
   * MORGAN STANLEY EUROPE, AUSTRALIA, AND FAR EAST (EAFE) INDEX is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.
   * SALOMON BROTHERS WORLD EQUITY INDEX EX U.S. is a capitalization-weighted index comprised of equities from 22 countries excluding the United States.
   * FT ACTUARIES WORLD - EX U.S. index is comprised of 1,740 stocks, excluding U.S. stocks, jointly compiled by the Financial Times Ltd., Goldman, Sachs & Co., and NatWest Securities Ltd. in conjunction with the Institute of Actuaries and the Faculty of Actuaries.
   * STANDARD & POOR'S LOW-PRICED INDEX compares a group of approximately twenty actively traded stocks priced under $25 for one-month periods and year-to-date.

   * LIPPER GROWTH FUND AVERAGE is an average of the total returns for 251 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.

   * LIPPER GROWTH FUND INDEX is an average of the net asset-valuated total returns for the top 30 growth funds tracked by Lipper Analytical Services, Inc.

   * LEHMAN BROTHERS HIGH YIELD INDEX and its sub-indices are based on credit quality and/or duration. The Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar-denominated and non-convertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moody's Investors Service, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

In addition, Federated Equity Income Fund II will, from time to time, use the following standard convertible securities indices against which it will compare its performance: Goldman Sachs Convertible 100; Kidder Peabody Convertible Bond Index; Value Line Convertible Bond Index; and Dow Jones
Utility Index.

Advertisements and other sales literature for the Funds may quote total returns which are calculated on non- standardized base periods. These total returns also represent the historic change in the value of an investment in the Funds based on monthly, quarterly, or yearly, as applicable, reinvestment of dividends over a specific period of time.

From time to time as it deems appropriate, the Funds may advertise their performance using charts, graphs and descriptions compared to federally insured bank products, including certificates of deposit and time deposits, and to money market funds using the Lipper Analytical Services money market instrument average. In addition, advertising and sales literature for the Funds may use charts and graphs to illustrate the principals of dollar-cost averaging and may disclose the amount of dividends paid by the Funds over certain periods of time.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Funds' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Funds can compare their performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual funds industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the equity sector, Federated Investors has more than 27 years experience. As of December 31, 1997, Federated managed 29 equity funds totaling approximately $11.7 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

In the corporate bond sector, as of December 31, 1997, Federated managed 12 money market funds and 16 bonds funds with assets approximating $22.5 billion and $5.6 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 22 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.

In the government sector, as of December 31, 1997, Federated managed 9 mortgage-backed, 6 government/agency and 17 government money market mutual funds, with assets approximating $5.9 billion, $1.5 billion and $29.7 billion, respectively. Federated trades approximately $400 million in U.S. government and mortgage-backed securities daily and places $23 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages nearly $36 billion in government funds within these maturity ranges.

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market mutual funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1997, Federated managed more than $63.1 billion in assets across 51 money market funds, including 17 government, 12 prime, and 22 municipal with assets approximating $29.7 billion, $22.5 billion, and $10.9 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS

The Funds' Financial Statements for the fiscal year ended December 31, 1997, are incorporated herein by reference to the Annual Reports of the Funds dated December 31, 1997 (File Nos. 33-69268 and 811-8042). Copies of the Reports may be obtained without charge by contacting the respective Fund.

* Source: Investment Company Institute